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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-2361

ING VP Intermediate Bond Portfolio

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2005

Classes I and S

ING Variable Product Funds

Domestic Equity and Income Portfolios

▪  ING VP Balanced Portfolio

▪  ING VP Growth and Income Portfolio

Domestic Equity Growth Portfolios

▪  ING VP Growth Portfolio

▪  ING VP Small Company Portfolio

Domestic Equity Value Portfolio

▪  ING VP Value Opportunity Portfolio

Fixed Income Portfolios

▪  ING VP Intermediate Bond Portfolio

▪  ING VP Money Market Portfolio

Global and International Equity Portfolios

▪  ING VP Global Science and Technology Portfolio

▪  ING VP International Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Shareholder Expense Examples	22

Report of Independent Registered Public Accounting Firm	25

Statements of Assets and Liabilities	26

Statements of Operations	28

Statements of Changes in Net Assets	30

Financial Highlights	35

Notes to Financial Statements	44

Portfolios of Investments	59

Tax Information	99

Director/Trustee and Officer Information	100

Advisory Contract Approval Discussion	104

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.[1] In other words, the majority of investment opportunities are now beyond our borders and we think that The ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP BALANCED PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation
as of December 31, 2005
(as a percent of net assets)

Common Stock	62.8%
Preferred Stock	0.7%
Corporate Bonds/Notes	8.8%
U.S. Government Agency Obligations	10.5%
U.S. Treasury Obligations	7.8%
Asset-Backed Securities	2.0%
Collateralized Mortgage Obligations	5.5%
Municipal Bonds	0.1%
Other Bonds	0.1%
Commercial Paper	1.4%
Repurchase Agreement	3.2%
Other Assets and Liabilities, Net*	(2.9)%
Total	100.0%

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING VP Balanced Portfolio (the “Portfolio”) seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents. The Portfolio is managed by a Omar Aguilar*, Portfolio Manager, James B. Kauffmann, Portfolio Manager, Mary Ann Fernandez, Portfolio Manager and Shiv Mehta, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 4.24% compared to 4.91% for the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(1), 2.43% for the Lehman Brothers Aggregate Bond (“LBAB”) Index(2) and 4.00% for the Composite Index (60% S&P 500 Index/40% LBAB Index) for the same period.

Portfolio Specifics: Although the Portfolio exhibited strong stock selection, the equity component slightly underperformed the S&P 500 Index for the year ended December 31, 2005. A modest weighting in small- and mid-cap stocks added to performance, as both groups outperformed large-cap. Stock selection was especially strong in the health care, energy, industrials and consumer discretionary sectors. In the materials and information technology sectors, stock selection was weak and detracted from performance. Sector allocation was slightly negative this year, with gains from an overweight allocation in energy and an underweight in telecommunication services being largely offset by a loss from an overweight in consumer discretionary. While our stock selection in consumer discretionary was strong, our overweight position detracted from performance. The Portfolio benefited from overweights in strong performers Apple Computer Inc. and Valero Energy Corp. Overweight positions in poor performers Dell Inc. and Ford Motor Co. detracted from performance.

The fixed-income component of the Portfolio outperformed its benchmark, the LBAB Index, during the year ended December 31, 2005, with a short duration posture and an underweight to longer maturities. Our underweight to longer-dated corporates was beneficial, as later-dated maturities showed great weakness over the year. An overexposure to asset-backed securities and commercial mortgage-backed securities, at the expense of corporates, was beneficial as both sectors produced excess returns (excess return means the excess over the return from Treasury securities of comparable term). Lack of adequate compensation for credit risk led to an underweight of riskier sectors, industries and issuers. Positions in bank and insurance securities, particularly floating rate preferreds, and lack of exposure in the automotive sectors was a source of positive security selection. As the mortgage sector appeared richly priced, we were largely underweight and our team focused on securities likely to outperform in a rising rate environment and/or an increase in volatility.

Current Strategy and Outlook: As we move into 2006, momentum in the U.S. economy remains strong. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, as increases in net exports and capital spending may not fully offset a slowdown in residential investment. Falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off core consumer price index (“CPI”) inflation. The risk that core inflation will rise as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether the FOMC stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

While the debate on Wall Street about the relationship of inverted yield curves and recessions is lively, we believe that any sustained inversion will likely be brief and will have fewer implications for the domestic economy than in the past. We have positioned the Portfolio for the potentiality that sentiment will reverse and higher risk premiums will be required by the market. The ING credit team continues to avoid companies with depressed stock prices and underutilized assets on the books. However, we continue to seek out companies that may weaken in sympathy, but have a lower probability of event risk. Moreover, the contribution to duration of the corporate portfolio is less than the LBAB Index. Our mortgage team has constructed a Portfolio designed to offset an increase in volatility and a change in prepayments. Finally, duration is shorter than the LBAB Index.

The equity component of the Portfolio is currently overweight in the information technology, energy and consumer discretionary sectors, and underweight in the health care, consumer staples and telecommunication service sectors. However, overall sector exposures are by design quite close to the S&P 500 Index, so nearly all of our relative performance is driven by individual stock selection.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Diversified Financial Services	8.4%
Oil and Gas	6.4%
Federal National Mortgage Association	6.4%
Banks	5.8%
Insurance	4.5%
U.S. Treasury Notes	4.4%
Retail	4.4%
Telecommunications	3.9%
Whole Loan Collateral Collaterized Mortgage Obligation	3.6%
Computers	3.6%

* Excludes securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager

PORTFOLIO MANAGERS’ REPORT	ING VP BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				of Class S
	1 Year	5 Year	10 Year	May 29, 2003
Class I	4.24%	3.10%	8.05%	—
Class S	3.99%	—	—	9.09%
S&P 500 Index(1)	4.91%	0.54%	9.07%	12.53	%(3)
LBAB Index(2)	2.43%	5.87%	6.16%	2.59	%(3)
Composite Index (60% S&P 500 Index/40% LBAB Index)	4.00%	2.99%	8.25%	8.57	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Balanced Portfolio against the S&P 500 Index, the LBAB Index and the Composite Index (60% S&P 500 Index, 40% LBAB Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)   The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3)   Since inception performance for the index is shown from June 1, 2003.

ING VP GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of net assets)

* Includes securities lending collateral

(1) Includes nine industries, which each represents 2.0%-3.0% of net assets.

(2) Includes twelve industries, which each represents less than 2.0% of net assets.

Portfolio holdings subject to change daily.

The ING VP Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio is managed by Christopher F. Corapi, Portfolio Manager, and Scott Lewis, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 8.13% compared to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(1), which returned 4.91% for the same period.

Portfolio Specifics: The Portfolio outperformed the S&P 500 Index over the course of the full year by a wide margin and in 11 out of 12 months. Broad based strength in stock selection, especially within the information technology, energy and consumer staples sectors drove relative performance. Modest value was detracted by our holdings (and lack thereof) in utilities as well as in financials.

Within information technology, the Portfolio benefited from stocks such as Jabil Circuit, Taiwan Semiconductor (“TSM”), Business Objects, and Activision. Jabil and TSM are benefiting from the continuing industry trend towards outsourced manufacturing. Product designers, such as chip companies and packaged product makers (e.g., Hewlett-Packard and Cisco), are increasingly outsourcing their end product manufacturing to foundries and contract manufacturers like these two companies. Activision introduced a series of new video games consistent with the replacement cycle in the video game console arena.

The Portfolio’s energy holdings performed well and confirmed our belief that equipment and service companies were the more attractive business models, the more attractive valuations, and the strongest links to the strength in commodity prices rather than in the large integrated companies like Exxon and Chevron. Halliburton, Schlumberger and ENSCO International provide services and equipment to exploration and production companies and are benefiting from the upswing in capital spending in the sector. Other types of companies we emphasized were independent exploration and production companies, such as EOG Resources, XTO Energy and Plains Exploration & Production. These companies are more focused and niche-like, and more likely to find oil and gas that they can sell at market prices vis-a-vis their larger competitors.

Within financial services, AIG was the biggest drag on performance as it experienced high profile problems with regulators and management teams. The company had to restate earnings in 2005, significantly undermining investor confidence in the stability of the company. The Portfolio was underweight utilities throughout the year as companies in the sector traded at all-time high valuations.

Current Strategy and Outlook: Our current strategy is focused on companies with superior capital allocation, strong competitive position, and operations in industries with very attractive outlooks. We believe key holdings, such as Jabil Circuit, ENSCO International and Halliburton, exhibit strong fundamentals, clear catalysts and attractive valuations.

We believe Halliburton continues to offer upside potential in the energy services space, even after performing strongly in 2005. We believe the stock may benefit greatly in 2006 if management spins off their engineering and construction subsidiary Kellogg, Brown & Root. More broadly, we like other energy services stocks based on our forecast for continued robust spending by producers and refiners on creating new production capacity to meet global demand. This bodes well for drillers like ENSCO, who provide contract drilling services to the oil and gas industry. We believe ENSCO enjoys a strong competitive position due to its state of the art fleet of offshore drilling rigs.

Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are looking to outsource low return-on-capital endeavors such as production and manufacturing. We believe contract manufacturers like Jabil and Taiwan Semiconductor continue to benefit from the growth in outsourcing and are well positioned to increase their already dominant market shares.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Citigroup, Inc.	3.4%
Exxon Mobil Corp.	3.2%
General Electric Co.	3.1%
Wells Fargo & Co.	2.3%
Wal-Mart Stores, Inc.	2.2%
Altria Group, Inc.	2.2%
Johnson & Johnson	2.2%
Jabil Circuit, Inc.	2.1%
Maxim Integrated Products	2.0%
United Technologies Corp.	2.0%

* Excludes securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				of Class S
	1 Year	5 Year	10 Year	June 11, 2003
Class I	8.13%	(1.99)%	5.75%	—
Class S	7.98%	—	—	11.00%
S&P 500 Index(1)	4.91%	0.54%	9.07%	12.53	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)    The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)    Since inception performance for the index is shown from June 1, 2003.

ING VP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Semiconductors	8.5%
Healthcare-Products	8.1%
Computers	7.3%
Software	6.8%
Retail	6.7%
Pharmaceuticals	6.5%
Internet	6.3%
Telecommunications	5.8%
Miscellaneous Manufacturing	4.6%
Oil and Gas Services	4.6%
Healthcare-Services	4.4%
Biotechnology	4.1%
Industries between 2.0%-4.0%(1)	20.0%
Industries less than 2.0%(2)	6.4%
Other Assets and Liabilities, Net*	(0.1)%
Total	100.0%

* Includes securities lending collateral.
(1) Includes seven industries, which each represents 2.0%-4.0% of net assets.
(2) Includes six industries, which each represents less than 2.0% of net assets.

Portfolio holdings subject to change daily.

The ING VP Growth Portfolio (the “Portfolio”) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stock and securities convertible into common stocks believed to offer growth potential. The Portfolio is managed by Kenneth Bragdon, Portfolio Manager and Richard Welsh, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 9.38% compared to the Russell 1000® Growth Index(1), which returned 5.26% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark in 2005, due to favorable stock selection in the consumer discretionary and technology sectors. Apple Computer was the Portfolio’s frontrunner, in both the technology sector and from an overall Portfolio perspective. Strong business momentum, derived from innovative iPod products and a derivative “halo effect” impact on iTunes downloads and iMac computer sales, resulted in higher earnings expectations and outstanding relative price performance. The company ended the year with third-party vendor shortages of the iPod nano and surprisingly strong demand for the new, video-enhanced iPod.

The return contribution of the consumer discretionary sector — the Portfolio’s best performing sector — was led by Internet search provider Google. The Portfolio’s position was increased during the summer and fall, an exposure rewarded by ongoing growth in the market for advertising and paid search. Office Depot, an office product store operator, benefited from improved margins, resulting in upside earnings surprises and higher earnings expectations. Gillette was also a strong performer: in addition to increased dominance in razors and the recovery in battery prices, the acquisition of the company by Procter & Gamble contributed to gains.

The multi-industry and financial services sectors detracted from performance. Tyco was largely responsible for poor results in the multi-industry sector, as the new management’s restructuring effort had appeared to run its course mid-year. Lower earnings expectations, higher operating costs and weakness in its European operations adversely affected the company’s outlook. Poor financial services performance was influenced by Doral Financial. The company created significant uncertainty about its earnings growth rate and underlying business prospects with the filing of its 2004 10-K earlier in the year. As a result of this uncertainty, we exited the position.

Current Strategy and Outlook: In 2006, real gross domestic product (“GDP”) growth is likely to slow from above-trend levels during the latter half of the year, potentially growing to around 3.5%, which is in line with consensus expectations. Although energy prices have pushed headline inflation higher, with the consumer price index (“CPI”) averaging nearly 4% year-over-year since July, core inflation is actually exhibiting a mild disinflationary trend. This suggests the Federal Reserve might stop raising interest rates sooner then expected. The ongoing economic expansion should contribute to the realization of mid-single digit earnings growth this year. We believe that growth stocks should continue to outperform value stocks, as seen in the latter three quarters of 2005. We also believe that our bottom-up process of investing in companies with positive business momentum will continue to generate successful performance for our clients.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

General Electric Co.	3.9%
Procter & Gamble Co.	3.7%
UnitedHealth Group, Inc.	3.3%
Johnson & Johnson	2.8%
PepsiCo, Inc.	2.8%
Gilead Sciences, Inc.	2.8%
Google, Inc.	2.8%
Monsanto Co.	2.7%
International Business Machines Corp.	2.6%
Apple Computer, Inc.	2.5%

* Excludes securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class I		of Class S
	1 Year	5 Year	December 13, 1996		November 1, 2001
Class I	9.38%	(4.55)%	6.38%		—
Class S	9.05%	—	—		2.97%
Russell 1000® Growth Index(1)	5.26%	(3.58)%	4.77	%(2)	3.31	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth Portfolio against the Russell 1000® Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)   Since inception performance for the index is shown from December 1, 1996.

(3)   Since inception performance for the index is shown from November 1, 2001.

ING VP SMALL COMPANY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Computers	8.3%
Software	5.7%
Real Estate Investment Trust	5.6%
Retail	5.4%
Banks	4.5%
Oil and Gas Services	4.4%
Pharmaceuticals	4.3%
Commercial Services	4.2%
Healthcare - Services	4.2%
Semiconductors	4.0%
Repurchase Agreement	3.8%
Industries between 1.0% - 3.5%(1)	39.8%
Industries less than 1.0%(2)	6.8%
Other Assets and Liabilities, Net*	(1.0)%
Total	100.0%

* Includes securities lending collateral
(1) Includes twenty-five industries, which each represents 1.0% - 3.5% of net assets.
(2) Includes twelve industries, which each represents less than 1.0% of net assets.

Portfolio holdings subject to change daily.

The ING VP Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. The Portfolio is managed by a team of equity investment specialists led by Steve Salopek*, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 10.27% compared to the Russell 2000® Index(1), which returned 4.55% for the same period.

Portfolio Specifics: The Portfolio outperformed its Russell 2000® Index benchmark during the past year due primarily to strong stock selection within the financials and energy sectors. Southwestern Energy, Denbury Resources and industrial company Watsco were the largest contributors to performance during the year ended 2005. Southwestern Energy is primarily focused on exploration and production of natural gas, and natural gas as a commodity has been strong. We believe this company will continue to have strong production growth in 2006 and that growth will accelerate. Also, the reassessment of the quality of their acreage in the Fayetteville Shale, which is a promising unconventional gas play, significantly increased the value of the company. Denbury Resources, also a producer of natural gas, has benefited from the strength in the price of natural gas commodity, as well as from improved production. Industrial company Watsco, another significant contributor to results, distributes air conditioning, heating, refrigeration equipment and related parts and materials. The company is expected to experience accelerating revenue and cash flow growth as a result of continued cyclical improvement in the commercial building cycle.

The largest detractors from performance over the year ended 2005 were Avid Technology, Northwest Airlines and InterVoice. Avid Technology, which develops digital media production software, underperformed as a result of a series of earnings disappointments. The company’s acquisition of Pinnacle Systems, which develops digital media software for the consumer market, was also viewed negatively by investors. Northwest Airlines, which we purchased in anticipation of a successful restructuring, eventually declared bankruptcy. The shares were sold well in advance of the bankruptcy filing, but the stock nevertheless detracted from results. We sold out of our entire position well before the stock went to zero. InterVoice, which provides converged voice and data solutions for the network and enterprise markets worldwide, had disappointing results during 2005; however, we continue to hold the stock on a valuation basis.

Current Strategy and Outlook: We believe the Portfolio is positioned well across sectors, with overweights in the industrial, technology, and energy sectors. We believe that our overweight in technology will continue to benefit the Portfolio. We have invested in companies that we think will grow at an accelerated rate in 2006 as a result of strong new product cycles. Our energy holdings are concentrated in the oil and gas drilling and equipment and services groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas declines. Financials, health care and consumer discretionary represent the largest sector underweights. Until there is evidence that the flat yield curve is likely to steepen, we will likely remain modestly underweighted in financials. Our emphasis in the financial sector is likely to continue to be on non-bank financials (insurance and asset management companies) as many small- cap banks, despite the difficulties imposed by a flat yield curve, are trading at significant premiums to book value as a result of an expected consolidation. Although we are currently underweight in the health care sector, we are looking to move to a market neutral stance in this sector as opportunities arise. We are also likely to remain underweighted in sectors driven by consumer spending, such as retail and consumer durables, as the already extended consumer is facing the headwinds of higher interest rates and energy prices.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

La Quinta Corp.	1.7%
Hudson United Bancorp	1.6%
Watsco, Inc.	1.4%
Electronics for Imaging	1.3%
Wabtec Corp.	1.3%
Varian Semiconductor Equipment Associates, Inc.	1.3%
Denbury Resources, Inc.	1.2%
Micros Systems, Inc.	1.2%
Southwestern Energy Co.	1.2%
Warnaco Group, Inc.	1.2%

* Excludes repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

* The Portfolio has been managed by Steve Salopek since July 2005.

PORTFOLIO MANAGERS’ REPORT	ING VP SMALL COMPANY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class I		of Class S
	1 Year	5 Year	December 27, 1996		November 1, 2001
Class I	10.27%	6.72%	11.47%		—%
Class S	10.05%	—	—		9.62%
Russell 2000® Index(1)	4.55%	8.22%	8.49	%(2)	12.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Small Company Portfolio against the Russell 2000® Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)   Since inception performance for the index is shown from January 1, 1997.

ING VP VALUE OPPORTUNITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Diversified Financial Services	15.3%
Oil and Gas	11.5%
Banks	9.3%
Insurance	8.7%
Oil and Gas Services	4.8%
Chemicals	4.4%
Pharmaceuticals	4.2%
Media	2.7%
Electric	2.7%
Agriculture	2.4%
Lodging	2.2%
Retail: Total	2.1%
Industries between 1.0% - 2.0%(1)	22.8%
Industries less than 1.0%(2)	7.6%
Other Assets and Liabilities, Net*	(0.7)%
Total	100.0%

* Includes securities lending collateral.
(1) Includes sixteen industries, which each represents 1.0 - 2.1% of net assets.
(2) Includes eleven industries, which each represents less than 1% of net assets.

Portfolio holdings subject to change daily.

The ING VP Value Opportunity Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks. The Portfolio is managed by a team of equity investment specialists led by Scott Lewis, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 6.95% compared to the Russell 1000 Value Index(1) and the Russell 1000® Index(2), which returned 7.05% and 6.27%, respectively, for the same period.

Portfolio Specifics: The Portfolio almost matched its benchmark over the course of the full year, with a substantial improvement in returns coming in the May through December period. Scott Lewis, a senior portfolio manager on the ING Fundamental Equity team with 23 years experience, took over management of the Portfolio in December 2004 and made modest changes to better diversify the holdings and to better utilize the substantial fundamental research effort within ING. Mr. Lewis also repositioned the Portfolio to be more in line with other large-cap value funds.

Underperformance in the first four months of the year was largely attributable to headline-grabbing companies like American International Group, Freddie Mac and Fannie Mae. Each company massively restated their prior year earnings, drew the ire of regulatory bodies, and lost investor confidence. All were sold down either to index weight or to zero. Furthermore, the Portfolio’s holdings in the energy sector in early 2005 did not keep up with some of their industry peers, such as Valero Energy, Marathon Oil, Occidental Petroleum and others.

For the remainder of the year, the Portfolio outperformed by a wide margin almost enough to bring the relative performance for the full year into positive territory. Success was primarily driven by strong stock selection within the consumer discretionary, energy and telecommunication services sectors. Companies such as Abercrombie & Fitch and Best Buy were successful consumer holdings. In both cases, we became very interested after market sentiment turned negative yet, our fundamental research showed us that the catalysts for success were in place and the stocks were underappreciated. Abercrombie & Fitch worked through its inventory issues in the third and fourth quarters and Best Buy was successful with its store reconfigurations and focus on higher-end HDTV and customer service. These gains were partially offset by holdings in two poorly performing publishing companies, Gannett and Tribune. The Portfolio’s holdings in the oil and gas services group (Halliburton, BJ Services) as well as the oil and gas exploration and production industry (Apache, Cabot Oil & Gas) were very significant contributors to results. Valuations and earnings power of companies in these subsectors was, and continues to be, very attractive. Integrated oil companies remain unattractive due to their fixed rate production sharing agreements with host countries.

Modestly detracting from performance over the year was our overweight position in IBM. We continue to believe IBM’s services business is an undervalued asset and will exceed expectations. Additionally, a couple of materials holdings detracted from performance as there were questions about the strength of industrial production during the year.

Current Strategy and Outlook: Our current strategy is focused on companies that feature superior capital allocation, strong competitive position, and operations in industries with attractive outlooks. Key holdings, such as Kerzner International, Plains Exploration & Production, Halliburton, Capital One and Countrywide Financial all feature strong fundamentals, clear catalysts to win market recognition and attractive valuations.

Halliburton continues to offer upside potential in the energy services, even after delivering strong overall performance in 2005. We believe the stock may benefit greatly in 2006 if management spins off their engineering and construction subsidiary Kellogg, Brown & Root. More broadly, we like other oil and gas services stocks based on our forecast for continued robust spending by producers and refiners on creating new production capacity to meet global demand at high current prices. Kerzner International is an owner and operator of high-end luxury casino resorts in the Bahamas, Mexico and Dubai. In targeting the wealthiest customers, they’ve been successful in creating an atmosphere of exclusivity at their key properties and have thus been able to charge premium prices. Additionally, they are unmatched in their ability to negotiate and gain access to the more difficult markets in which to do business around the world, such as Dubai. This provides an enduring competitive advantage for Kerzner.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Bank of America Corp.	4.0%
Pfizer, Inc.	3.4%
Exxon Mobil Corp.	3.4%
Wells Fargo & Co.	3.0%
Citigroup, Inc.	2.8%
JPMorgan Chase & Co.	2.5%
Altria Group, Inc.	2.4%
Countrywide Financial Corp.	2.3%
General Electric Co.	2.0%
Metlife, Inc.	2.0%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP VALUE OPPORTUNITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class I		of Class S
	1 Year	5 Year	December 13, 1996		July 16, 2001
Class I	6.95%	(0.36)%	9.40%		—
Class S	6.76%	—	—		(0.40)%
Russell 1000® Value Index(1)	7.05%	5.28%	9.56	%(3)	6.35	%(4)
Russell 1000® Index(2)	6.27%	1.07%	7.64	%(3)	3.32	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Value Opportunity Portfolio against the Russell 1000® Value and Russell 1000® Indices. The Indices have no cash in their portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500 Composite Stock Price Index.

(2)   The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3)   Since inception performance for the index is shown from December 1, 1996.

(4)   Since inception performance for the index is shown from August 1, 2001.

ING VP INTERMEDIATE BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation
as of December 31, 2005
(as a percent of net assets)

Corporate Bonds/Notes	26.1%
U.S. Government Agency Obligations	30.1%
U.S. Treasury Obligations	21.5%
Asset-Backed Security	4.9%
Collateralized Mortgage Obligations	19.0%
Municipal Bonds	0.3%
Other Bonds	0.1%
Preferred Stock	2.1%
Commercial Paper	1.3%
Repurchase Agreement	7.5%
Other Assets and Liabilities, Net*	(12.9)%
Total	100.0%

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING VP Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk by investing in a diversified portfolio consisting primarily of debt securities. The Portfolio is managed by James B. Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 3.14% compared to 2.43% for the Lehman Brothers Aggregate Bond (“LBAB”) Index(1) for the same period.

Portfolio Specifics: Evidently accommodation has been removed without hobbling the economy; however, whether the terminal rate on Federal Funds Rate is 4.75% or 5.00% is still open to vigorous debate. The yield curve — which represents the yield on U. S. Treasuries from zero to thirty years — is now very flat. The bellwether ten-year note closed at 4.39% nearly matching the two-year note at 4.40%. The largest rise in U.S. yields occurred with shorter maturities; however, the U.S. Treasury yield on the thirty-year bond actually declined. The widely watched LBAB Index returned 2.43% for the year; yet many sectors witnessed some tough performance. Emerging market debt was the strong winner for the year posting 8.71% of excess returns in 2005. High-yield, however, came in with a comparatively modest 0.47% for the year ended December 31, 2005.

Our major investment themes remained effectively constant throughout the year, and we positioned the Portfolio accordingly. Rising short-term rates with a tightening Federal Reserve indicated a shorter duration posture with an underweight to longer maturities, which helped performance through most of the year. Lack of adequate compensation for credit risk led to an underweight of riskier sectors, industries, and issuers coupled with an overweight to the higher quality asset-backed securities and commercial mortgage-backed securities. The mortgage sector also appeared richly priced and/or technically weak. Consequently, we were largely underweight the sector and our mortgage team focused on securities likely to outperform in a rising rate environment and/or an increase in volatility.

Security selection in the mortgage-backed securities sector was particularly positive for performance as we moved up to a 12% exposure to hybrid adjustable rate mortgages (“ARMs”) instead of traditional pass-throughs by year-end. Our continued underweight of longer-dated corporates was beneficial for most months of 2005. Corporates, overall, gave up 1.15% of excess return (excess return means the excess over the return from Treasury securities of comparable term), but the most damage occurred in the longer maturities. Over-exposure to asset-backed securities and commercial mortgage-backed securities at the expense of corporate bonds also proved beneficial to results as both sectors produced positive excess relative returns. Positions in bank and insurance names, particularly floating rate preferreds, and a lack of exposure in the automotive sectors were sources of positive security selection, which led to the Portfolio’s good performance.

Current Strategy and Outlook: Our outlook did not change during the year ended December 31, 2005, with the exception that the end of the tightening phase is now on the horizon, in our opinion. While the debate on Wall Street about the relationship of inverted yield curves and recessions is lively, we believe that any inversion will likely be brief and will have fewer implications for the domestic economy than in the past. We agree with Federal Reserve officials that “global savings gluts” have better explanatory power for the comparatively low yields on 10- and 30-year U.S. Treasuries than a signal that the economy might soon sputter.

We have positioned the Portfolio for the potentiality that sentiment will reverse and higher risk premiums will be required by the market with “an attendant fall in the price of risky assets.” Indeed, we are keenly aware that preserving capital and receiving adequate compensation for risk are essential elements of successful bond management. Specifically, the ING credit team continues to avoid companies with depressed stock prices and under-utilized assets on the books. However, we continue to look to take advantage of companies that weaken in sympathy but have a lower probability of such event risk. Moreover, the maturities of the corporate portfolio are shorter, on balance than those of the corporate bonds in the LBAB Index. Our mortgage team has constructed a portfolio designed to offset an increase in volatility and a change in prepayments. Finally, duration is shorter than the LBAB Index.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	20.0%
U.S. Treasury Notes	17.7%
Whole Loan Collateral CMO	13.9%
Diversified Financial Services	9.1%
Federal Home Loan Mortgage Corporation	8.2%
Banks	5.9%
Commercial Mortgage Backed Securities	4.9%
U.S. Treasury Bonds	3.8%
Electric: Total	2.7%
Insurance	1.8%

* Excludes repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INTERMEDIATE BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				of Class S
	1 Year	5 Year	10 Year	May 3, 2002
Class I	3.14%	6.25%	5.98%	—
Class S	2.94%	—	—	5.73%
LBAB Index(1)	2.43%	5.87%	6.16%	5.15	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Intermediate Bond Portfolio against the LBAB Index. The Index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2)   Since inception performance for the index is shown from May 1, 2002.

ING VP MONEY MARKET PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of December 31, 2005
(as a percent of net assets)

Corporate Bonds/Notes	46.2%
Commercial Paper	35.0%
Repurchase Agreement	7.6%
Collateralized Mortgage Obligations	5.7%
U.S. Government Agency Obligations	4.8%
Certificate of Deposits	1.0%
Other Assets and Liabilites, Net*	(0.3)%
Total	100.0%

* includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING VP Money Market Portfolio (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. The Portfolio is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The year 2005 was one in which the Federal Reserve Open Market Committee (“FOMC”) continued its “measured” pace of removing monetary accommodation by raising the Federal Funds Rate 0.25% at each of its eight FOMC Meetings. The Federal Funds Rate ended the year at 4.25%, a full 2.00% higher than the previous year-end and 3.25% higher than when the FOMC started tightening in June of 2004. Rising short-term interest rates were the primary driver of investment performance for money market funds and investors. Another key event in 2005 for short-term investors was the nomination of Dr. Ben Bernanke in October to replace Alan Greenspan as chairman of the Federal Reserve in January of 2006. Dr. Bernanke is an advocate of explicit inflation targeting and therefore the FOMC is not expected to diverge significantly from the current FOMC as far as inflation fighting is concerned.

The ING VP Money Market Portfolio was well positioned to take advantage of the rising rate environment. The Portfolio’s primary investment strategy, which was in place throughout the year, of maintaining a high concentration in interest sensitive floating rate securities and focusing new purchases on very short-term maturities which typically matured prior to or just after the next Federal Reserve meeting added to the relative performance of the Portfolio. Within the floating rate security sector, we overweighed floaters that reset either weekly or monthly as opposed to quarterly, thereby capturing the rate increases sooner. The Portfolio had purchased a limited amount of longer-term maturity securities in mid-2004 which originally added to performance in 2004 but were a small drag on performance this year as the FOMC increased rates higher than was priced in at the time of purchase. Those securities matured in April and May and the proceeds were reinvested in better performing floating rate securities and very short-term securities.

Current Strategy and Outlook: Despite the change in the FOMC language in December, we continue to anticipate additional FOMC tightenings in 2006 in response to inflationary pressures due to tightening labor conditions and the effect of higher energy prices post Hurricane Katrina. Current inflation, as measured by the core personal consumption expenditure (“PCE”), is at the high end of what we believe to be the FOMC’s comfort range and could rise further with the unemployment rate moving below 5.0%. In the near-term, we plan on maintaining our current strategy of focusing new purchases to the next FOMC meeting, maintaining a high exposure to floating rate securities, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Federal Reserve meetings in between. We anticipate having to change our strategy to one focusing more on longer-term fixed rate securities at some point in 2006 as we reach the final stage of the FOMC tightening cycle.

PORTFOLIO MANAGERS’ REPORT	ING VP MONEY MARKET PORTFOLIO

Principal Risk Factor(s): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2005

(as a percent of net assets)

* Includes securities lending collateral

(1) Includes seven countries which each represents less than 1.0% of net assets.

Portfolio holdings subject to change daily

The ING VP Global Science and Technology Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is team managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager and Erin Xie, Ph.D., Managing Director and Portfolio Manager, BlackRock Advisors, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 11.78% compared to 4.91% for the Standard & Poor’s 500 Composite Stock Price (“S&P 500 Index”) Index(1) and 7.80% for the Pacific Stock Exchange Technology Index (“PSE Technology”)(2).

Portfolio Specifics: The broader markets were characterized by stronger performance from biotechnology and semiconductor stocks in the second half of the year ended December 31, 2005. The Philadelphia Semiconductor Index experienced strong gains in the second part of the year and finished the period with a return of 11.1% due to stronger than expected PC and handset unit growth. The NASDAQ Biotech Index bottomed in March of 2005, with the removal of Biogen’s Tysabris drug from the market, but made upward progress since that event to finish the 2005 year with a 2.9% return.

During the year ended December 31, 2005, the Portfolio was underweight the information technology and industrials sectors, overweight telecomm services and neutral weight healthcare relative to the PSE Index. Good stock selection in the internet software and services, semiconductors and semiconductor capital equipment industries were significant contributors to yearly performance. Positions in Google, Inc. and aQuantive, Inc. were the primary relative performers, gaining 115% and 182% respectively for the year ended December 31, 2005. Within semiconductors, the Portfolio was underweight the large analog stocks in the PSE Index such as Linear Technology Corp. and Maxim Integrated Products, Inc., which underperformed during the year ended 2005. Positions in semiconductor companies such as MEMC Electronic Materials, Inc., SiRF Technology Holdings, Inc. and Samsung Corp. also contributed significantly to performance during the 2005 year. A zero weight in the early part of 2005 in Apple Computer, Inc. detracted from performance as Apple’s stock rose 123% in the 2005 year.

Elsewhere, strong stock selection and an overweight position in the wireless telecom segment also added to performance. We maintain a positive opinion on the fundamental trends of these companies as we believe wireless substitution is a global phenomenon.

The Portfolio’s positioning in the industrial sector had a neutral impact on performance. An underweight in the sector was offset by good stock selection. Notable contributors were Japanese machinery companies Komatsu and Nabtesco, each of which gained more than 130% for the year ended December 31, 2005.

Despite strong absolute performance in the healthcare sector of the Portfolio, the segment had a negative impact on Portfolio performance relative to the PSE Index. An underweight in biotechnology and poor stock selection in pharmaceuticals contributed to the underperformance. At the stock level, detractors included Incyte Corp, which fell 47% during the year as a result of Food and Drug Administration approval delays, Dyax Corp, which fell 27% but recovered during the second half of the 2005 year and a lack of exposure to Genzyme Corp, which rose 22% after increasing earnings guidance.

Current Strategy and Outlook: With strong earnings growth expected for technology companies, the overweight in the telecomm sector was trimmed during 2005 and the healthcare sector weight was reduced in the fourth quarter 2005. We have also increased exposure to markets outside the U.S., which have been rising due to improving economic growth and the improving health of financial markets. Companies in Japan and Korea have been restructuring and recent global and domestic economic strength has resulted in strong and improving earnings growth. Industrial electronics companies, particularly factory automation, are benefiting notably from these trends. We continue to favor Taiwanese equipment manufacturers due to their significant cost advantages and favorable foreign demand trends. Other global information technology industries of particular interest remain internet services and wireless equipment manufacturers. As we exit the seasonally strong 2005 fourth quarter for technology, which also included very strong performance in Asian equity markets, we are beginning to take profits in some of the positions.

Top Ten Industries
as of December 31, 2005
(as a percent of net assets)

Semiconductors	16.8%
Telecommunications	15.7%
Software	11.4%
Computers	11.1%
Pharmaceuticals	9.1%
Internet	8.0%
Healthcare-Products	5.2%
Electronics	5.0%
Biotechnology	3.3%
Machinery-Construction and Mining	2.0%

* Excludes short-term investments related to securities lending collateral

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception	Since Inception
			of Class I	of Class S
	1 Year	5 Year	May 1, 2000	July 20, 2005
Class I	11.78%	(6.20)%	(13.93)%	—
Class S	—	—	—	9.49%
S&P 500 Index(1)	4.91%	0.54%	(1.06)%	—
PSE Technology Index(2)	7.80%	0.83%	(2.78)%	—

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Science and Technology Portfolio against the S&P 500 Index and the PSE Technology Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)   The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparative index for Portfolio performance.

ING VP INTERNATIONAL EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2005

(as a percent of total investments)

(1) Includes thirteen countries which each represents
less than 2.0% of total investments.

Portfolio holdings are subject to change daily.

The ING VP International Equity Portfolio (the “Portfolio”) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio is managed by Martin Jansen, Portfolio Manager and Carl Ghielan, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 16.87% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index(1), which returned 14.02% for the same period.

Portfolio Specifics: International markets performed strongly in 2005. Accelerating earnings growth in Japan and solid earnings growth in Europe, Developed Asia and emerging markets, combined with relatively attractive valuations, were the key drivers of this strength. This backdrop proved beneficial for our “growth at a reasonable price” (“GARP”) investment approach, which seeks to identify stocks with a combination of attractive growth and valuation characteristics. This investment strategy proved especially successful in Japan, where economic growth and a watermark election strengthened the conviction of investors that Japan is on a course of multi-year recovery. The steady profit improvement in Europe, despite an anemic domestic backdrop, and increased merger and acquisition activity on the continent likewise benefited the Portfolio. In addition to significantly positive stock selection results in Japan and Europe and the successful modest allocation to emerging markets also contributed materially to performance.

Stock selection within sectors is based on customized sector models in combination with fundamental analysis to identify stocks both scoring well quantitatively versus their peers and in which we have a strong fundamental conviction. Results were positive in all sectors with the exception of information technology and consumer staples. The contribution from the financial services sector was especially strong, and stock selection in the telecommunication services and health care sectors also contributed materially to performance. Sector allocation detracted slightly from the Portfolio’s return due to an underweighting in the strongly performing materials sector and an overweighting in the weak telecommunications sector.

At the stock level, the largest individual contributors were concentrated in Japan, and particularly in the financial services sector, which benefited the most from the nascent domestic revival. Our holdings in Leopalace 21 (property development), kabu.com (on-line brokerage services) and Mizuho Financial Group (banking) were important positive contributors. Takashimaya (department store), Sumitomo Metal Industries (steel producer), and Sumitomo Corp (trading company) were other cyclically sensitive names that helped performance. Elsewhere, Hong Kong Exchanges (the Hong Kong exchange operating company) proved to be a successful play on Greater China, while Swiss pharmaceutical company Roche rose strongly in the wake of its effective avian flu antidote. Impacting negatively were Deutsche Telecom, Oki Electric Industry, and Telecom Italia.

Current Strategy and Outlook: The output of our models, supported by fundamental analysis, has resulted in a Portfolio modestly undervalued versus the benchmark, yet consisting of stocks that have on average grown earnings faster than the benchmark over the past few years and are expected to achieve relatively strong earnings growth over the next three to five years. We maintain a modest allocation to selective emerging markets based on their attractive valuations and sustained strong earnings growth. The Portfolio has an overall cyclically neutral positioning, within which the Japanese component emphasizes stocks expected to benefit from an accelerating domestic economy. A modest but recently reduced defensive tilt is evident in our European holdings. We maintain a benchmark weighting in Japan and have financed our emerging markets allocation by underweighting Europe. In our opinion, with leading economic indicators in Japan and Europe suggesting accelerating growth and markets fairly valued, we expect markets to strengthen in the coming quarters.

Top Ten Industries
as of December 31, 2005
(as a percent of net assets)

Banks	19.0%
Oil and Gas	7.8%
Pharmaceuticals	6.6%
Telecommunications	6.4%
Insurance	4.5%
Retail	3.7%
Transportation	3.4%
Chemicals	2.8%
Agriculture	2.6%
Electronics	2.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INTERNATIONAL EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class I		of Class S
	1 Year	5 Year	December 22, 1997		November 1, 2001
Class I	16.87%	0.18%	5.06%		—
Class S	16.53%	—	—		8.23%
MSCI EAFE® Index(1)	14.02%	4.94%	6.68	%(2)	13.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Equity Portfolio against the MSCI EAFE® Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)   Since inception performance for the index is shown from January 1, 1998.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

ING VP Balanced Portfolio
Actual Fund Return
Class I	$1,000.00	$1,030.10	0.60%	$3.07
Class S	1,000.00	1,028.30	0.85	4.35
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.18	0.60%	$3.06
Class S	1,000.00	1,020.92	0.85	4.33

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

ING VP Growth and Income Portfolio
Actual Fund Return
Class I	$1,000.00	$1,079.10	0.59%	$3.09
Class S	1,000.00	1,078.70	0.84	4.40
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.23	0.59%	$3.01
Class S	1,000.00	1,020.97	0.84	4.28

ING VP Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,106.50	0.69%	$3.66
Class S	1,000.00	1,104.40	0.94	4.99
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,020.47	0.94	4.79

ING VP Small Company Portfolio
Actual Fund Return
Class I	$1,000.00	$1,092.90	0.85%	$4.48
Class S	1,000.00	1,091.70	1.10	5.80
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class S	1,000.00	1,019.66	1.10	5.60

ING VP Value Opportunity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,081.80	0.70%	$3.67
Class S	1,000.00	1,080.00	0.95	4.98
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.68	0.70%	$3.57
Class S	1,000.00	1,020.42	0.95	4.84

ING VP Intermediate Bond Portfolio
Actual Fund Return
Class I	$1,000.00	$1,003.20	0.49%	$2.47
Class S	1,000.00	1,002.60	0.74	3.74
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

ING VP Money Market Portfolio
Actual Fund Return
Class I	$1,000.00	$1,017.70	0.35%	$1.78
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.44	0.35%	$1.79

ING VP Global Science and Technology Portfolio
Actual Fund Return
Class I	$1,000.00	$1,166.70	1.06%	$5.79
Class S	1,000.00	1,166.70	1.31	7.15
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class S	1,000.00	1,018.60	1.31	6.67

ING VP International Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,183.60	1.14%	$6.27
Class S	1,000.00	1,181.60	1.39	7.64
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.46	1.14%	$5.80
Class S	1,000.00	1,018.20	1.39	7.07

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Directors and Trustees and Shareholders
ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc.,
ING Variable Funds, ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP International Equity Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Global Science and Technology Portfolio, and ING VP Value Opportunity Portfolio, each a series of ING Variable Portfolios, Inc., ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio
ASSETS:
Investments in securities at value+*	$1,217,540,580	$3,074,909,442	$173,754,784	$449,491,291	$207,741,999
Short-term investments**	17,976,240	18,178,508	—	—	—
Short-term investments at amortized cost	231,954,000	271,624,000	32,864,000	129,955,000	22,446,000
Repurchase agreement	39,424,000	49,621,000	2,010,000	17,552,000	2,825,000
Cash	249,149	4,236,081	148	92,501	—
Cash collateral for futures	325,625	1,669,500	—	—	—
Unrealized appreciation on swap agreements	138,162	—	—	—	—
Foreign currencies at value***	5,161	—	—	—	—
Receivables:
Investment securities sold	1,729,950	5,865,660	—	443,920	1,889,652
Fund shares sold	—	—	3,108,013	159,372	3,786
Dividends and interest	3,753,789	3,735,767	103,903	514,768	235,780
Futures variation margin	2,890	—	—	—	—
Prepaid expenses	46,608	120,760	6,597	18,086	8,351
Total assets	1,513,146,154	3,429,960,718	211,847,445	598,226,938	235,150,568

LIABILITIES:
Payable for investment securities purchased	39,106,765	4,240,000	2,988,965	3,795,580	3,160,066
Payable for fund shares redeemed	1,758,372	3,598,774	273,569	1,622,228	379,224
Payable for futures variation margin	48,222	140,450	—	—	—
Payable upon receipt of securities loaned	231,954,000	271,624,000	32,864,000	129,955,000	22,446,000
Unrealized depreciation on swap agreements	1,114	—	—	—	—
Payable to affiliates	592,672	1,515,785	97,870	335,058	125,359
Payable to custodian due to bank overdraft	—	—	—	—	6,901
Payable for director/trustee fees	23,649	104,448	5,550	11,255	4,508
Other accrued expenses and liabilities	164,477	281,623	35,476	39,717	75,511
Total liabilities	273,649,271	281,505,080	36,265,430	135,758,838	26,197,569
NET ASSETS	$1,239,496,883	$3,148,455,638	$175,582,015	$462,468,100	$208,952,999

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,188,326,188	$5,214,150,100	$340,499,518	$327,213,441	$209,787,330
Undistributed net investment income	28,943,335	393,853	111,000	1,808,051	2,922,288
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(28,949,979)	(2,422,233,497)	(188,424,397)	70,497,517	(23,771,699)
Net unrealized appreciation or depreciation on investments foreign currency related transactions, futures, options and swaps	51,177,339	356,145,182	23,395,894	62,949,091	20,015,080
NET ASSETS	$1,239,496,883	$3,148,455,638	$175,582,015	$462,468,100	$208,952,999

+ Including securities loaned at value	$225,842,956	$263,362,560	$31,996,283	$125,678,884	$22,025,854
* Cost of investments in securities	$1,166,828,541	$2,718,431,748	$150,358,890	$386,542,199	$187,726,919
** Cost of short-term investments	$17,987,226	$18,180,755	$—	$—	$—
*** Cost of foreign currencies	$5,214	$—	$—	$—	$—

Class I:
Net assets	$1,236,326,745	$3,146,024,847	$175,296,839	$393,699,896	$178,827,825
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001	$0.001
Shares outstanding	90,644,696	151,882,994	16,892,011	18,182,650	12,918,340
Net asset value and redemption price per share	$13.64	$20.71	$10.38	$21.65	$13.84

Class S:
Net assets	$3,170,138	$2,430,791	$285,176	$68,768,204	$30,125,174
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001	$0.001
Shares outstanding	233,399	117,482	27,663	3,185,337	2,187,880
Net asset value and redemption price per share	$13.58	$20.69	$10.31	$21.59	$13.77

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio	ING VP International Equity Portfolio
ASSETS:
Investments in securities at value+*	$1,837,844,082	$—	$79,766,420	$61,047,325
Short-term investments**	23,320,236	—	—	—
Short-term investments at amortized cost	431,292,000	998,820,669	18,348,000	—
Repurchase agreement	131,457,000	82,133,000	—	891,000
Cash	211,739	1,121,929	4,392,768	—
Cash collateral for futures	857,179	—	—	—
Foreign currencies at value***	17,202	—	342,653	—
Unrealized appreciation on swap agreements	620,255	—	—	—
Receivables:
Investment securities sold	8,232,458	—	229,810	—
Fund shares sold	1,719,386	46,562	238	1,387
Dividends and interest	10,840,046	2,604,749	38,803	87,652
Futures variation margin	16,327	—	—	—
Prepaid expenses	63,867	47,534	2,977	2,197
Total assets	2,446,491,777	1,084,774,443	103,121,669	62,029,561

LIABILITIES:
Payable for investment securities purchased	248,694,215	—	32,500	—
Payable for fund shares redeemed	4,147	6,740,788	45,857	123,263
Payable for futures variation margin	222,720	—	—	—
Payable upon receipt of securities loaned	431,292,000	4,600,000	18,348,000	—
Unrealized depreciation on swap agreements	4,362	—	—	—
Payable to affiliates	786,980	278,765	71,744	47,870
Payable to custodian due to bank overdraft	—	—	—	2,427
Payable for director/trustee fees	26,396	25,394	2,232	1,185
Other accrued expenses and liabilities	116,866	111,578	20,479	38,478
Total liabilities	681,147,686	11,756,525	18,520,812	213,223
NET ASSETS	$1,765,344,091	$1,073,017,918	$84,600,857	$61,816,338

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,781,744,459	$1,045,833,132	$123,487,274	$71,021,523
Undistributed net investment income (accumulated net investment loss)	735,802	31,881,013	—	1,100,095
Accumulated net realized loss on investments, foreign currency related transactions, futures, options and swaps	(11,508,839)	(4,696,227)	(53,915,546)	(19,716,111)
Net unrealized appreciation or depreciation on investments foreign currency related transactions, futures, options and swaps	(5,627,331)	—	15,029,129	9,410,831
NET ASSETS	$1,765,344,091	$1,073,017,918	$84,600,857	$61,816,338

+ Including securities loaned at value	$422,661,520	$4,502,520	$17,686,387	$—
* Cost of investments in securities	$1,845,869,449	$—	$64,744,008	$51,637,706
** Cost of short-term investments	$23,335,059	$—	$—	$—
*** Cost of foreign currencies	$17,442	$—	$335,907	$—

Class I:
Net assets	$1,148,075,313	$1,073,017,918	$84,522,535	$61,463,791
Shares authorized	unlimited	unlimited	100,000,000	100,000,000
Par value	$1.000	$1.000	$0.001	$0.001
Shares outstanding	88,495,897	81,472,556	19,799,045	6,081,548
Net asset value and redemption price per share	$12.97	$13.17	$4.27	$10.11

Class S:
Net assets	$617,268,778	n/a	$78,322	$352,547
Shares authorized	unlimited	unlimited	100,000,000	100,000,000
Par value	$1.000	$1.000	$0.001	$0.001
Shares outstanding	47,829,026	n/a	18,357	35,086
Net asset value and redemption price per share	$12.91	n/a	$4.27	$10.05

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,304,861	$48,366,514	$1,246,997	$5,553,121	$4,253,880
Interest	22,256,212	3,904,858	56,217	474,928	77,392
Securities lending income	445,808	468,597	11,925	109,225	8,101
Total investment income	36,006,881	52,739,969	1,315,139	6,137,274	4,339,373

EXPENSES:
Investment management fees	6,472,484	16,269,780	1,047,664	3,570,754	1,200,566
Distribution and service fees:
Class S	7,718	4,832	740	165,242	13,830
Transfer agent fees	417	7,540	272	469	268
Administrative service fees	711,952	1,789,672	96,032	261,847	110,048
Shareholder reporting expense	91,365	302,846	3,282	42,075	14,036
Registration fees	1,364	3,866	1,565	7,002	1,917
Professional fees	90,170	195,638	6,668	29,210	14,237
Custody and accounting expense	173,888	347,911	23,910	58,530	29,890
Director/Trustee fees	91,905	236,747	8,455	36,790	14,107
Miscellaneous expense	78,655	206,060	12,739	31,724	15,432
Total expenses	7,719,918	19,364,892	1,201,327	4,203,643	1,414,331
Net investment income	28,286,963	33,375,077	113,812	1,933,631	2,925,042

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS AND INCREASE FROM PAYMENT BY AFFILIATE AND NET LOSSES REALIZED ON DISPOSAL OF INVESTMENTS IN VIOLATION OF RESTRICTIONS:

Net realized gain (loss) on:
Investments	63,453,422	287,244,614	16,657,930	70,551,533	16,846,321
Foreign currency related transactions	(1,648)	—	—	12,123	—
Futures, options and swaps	772,046	(410,433)	(45,466)	—	34,422
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	64,223,820	286,834,181	16,612,464	70,563,656	16,880,743
Increase from payments by affiliates	—	—	6,044	92,160	—
Loss realized on disposal of investments in violation of restrictions	—	—	(6,044)	(92,160)	—
Net increase from payments by affiliates and net losses realized on disposal of investments in violation of restrictions	—	—	—	—	—
Net change in unrealized appreciation or depreciation on:
Investments	(39,547,836)	(72,741,699)	(2,085,933)	(35,170,284)	(7,743,251)
Foreign currency related transactions	(53)	(12,512)	—	8,674	—
Futures, options and swaps	398,259	(1,001,613)	(10,025)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(39,149,630)	(73,755,824)	(2,095,958)	(35,161,610)	(7,743,251)
Net realized and unrealized gain on investments, foreign currency related transactions, futures, options and swaps and increase from payment by affiliate and net losses realized on disposal of investments in violation of restrictions	25,074,190	213,078,357	14,516,506	35,402,046	13,773,332
Increase in net assets resulting from operations	$53,361,153	$246,453,434	$14,630,318	$37,335,677	$12,062,534

*Foreign taxes withheld	$—	$400,020	$17,839	$62,466	$48,701

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio	ING VP International Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$999,886	$—	$370,394	$1,336,873
Interest	69,579,025	35,662,427	40,142	140,733
Securities lending income	1,457,287	10,348	27,531	—
Total investment income	72,036,198	35,672,775	438,067	1,477,606

EXPENSES:
Investment management fees/Unified fees	6,204,024	2,721,032	727,106	474,708
Distribution and service fees:
Class S	1,104,567	—	58	730
Transfer agent fees	6,153	971	117	237
Administrative service fees	853,026	598,609	42,094	30,715
Shareholder reporting expense	74,940	116,934	5,763	1,903
Registration fees	17,432	1,209	1,488	472
Professional fees	99,495	80,244	2,395	4,545
Custody and accounting expense	161,473	136,650	18,714	39,518
Director/Trustee fees	91,120	75,200	5,330	2,562
Miscellaneous expense	68,639	51,546	5,607	3,667
Total expenses	8,680,869	3,782,395	808,672	559,057
Net recouped fees	—	—	—	78,239
Net expenses	8,680,869	3,782,395	808,672	637,296
Net investment income/(loss)	63,355,329	31,890,380	(370,605)	840,310

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS:
Net realized gain (loss) on:
Investments	(7,821,913)	16,292	944,382	6,824,269
Foreign currency related transactions	(31,543)	—	(73,823)	25,494
Futures, options and swaps	2,451,751	—	—	24,901
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(5,401,705)	16,292	870,559	6,874,664
Net change in unrealized appreciation or depreciation on:
Investments	(13,855,351)	232,026	7,216,426	1,175,375
Foreign currency related transactions	(280)	—	6,567	(9,571)
Futures, options and swaps	2,253,905	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(11,601,726)	232,026	7,222,993	1,165,804
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(17,003,431)	248,318	8,093,552	8,040,468
Increase in net assets resulting from operations	$46,351,898	$32,138,698	$7,722,947	$8,880,778

*Foreign taxes withheld	$—	$—	$38,740	$139,387

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Balanced Portfolio		ING VP Growth and Income Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$28,286,963	$29,739,087	$33,375,077	$50,522,560
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	64,223,820	114,097,263	286,834,181	447,317,782
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(39,149,630)	(24,069,800)	(73,755,824)	(216,790,994)
Net increase (decrease) in net assets resulting from operations	53,361,153	119,766,550	246,453,434	281,049,348

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(30,561,067)	(28,402,664)	(32,953,759)	(84,513,202)
Class S	(64,964)	(45,416)	(22,610)	(36,994)
Total distributions	(30,626,031)	(28,448,080)	(32,976,369)	(84,550,196)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,329,999	72,475,813	3,779,349	61,659,142
Dividends reinvested	30,626,031	28,448,080	32,951,640	84,494,957
	43,956,030	100,923,893	36,730,989	146,154,099
Cost of shares redeemed	(188,164,420)	(207,015,009)	(634,951,531)	(606,618,345)
Net decrease in net assets resulting from capital share transactions	(144,208,390)	(106,091,116)	(598,220,542)	(460,464,246)
Net decrease in net assets	(121,473,268)	(14,772,646)	(384,743,477)	(263,965,094)

NET ASSETS:
Beginning of year	1,360,970,151	1,375,742,797	3,533,199,115	3,797,164,209
End of year	$1,239,496,883	$1,360,970,151	$3,148,455,638	$3,533,199,115
Undistributed net investment income (accumulated net investment loss) at end of year	$28,943,335	$30,622,780	$393,853	$(4,855)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Growth Portfolio		ING VP Small Company Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$113,812	$1,271,506	$1,933,631	$1,040,282
Net realized gain on investments, foreign currency related transactions and futures	16,612,464	14,574,755	70,563,656	51,270,584
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(2,095,958)	(3,535,888)	(35,161,610)	17,092,665
Net increase in net assets resulting from operations	14,630,318	12,310,373	37,335,677	69,403,531

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,254,943)	(268,051)	(629,139)	(1,319,890)
Class S	(1,478)	—	(11,731)	(32,250)
Net realized gains:
Class I	—	—	(5,638,130)	—
Class S	—	—	(645,187)	—
Total distributions	(1,256,421)	(268,051)	(6,924,187)	(1,352,140)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,010,821	5,337,872	84,826,927	128,623,947
Dividends reinvested	1,256,421	268,051	6,924,187	1,352,140
	6,267,242	5,605,923	91,751,114	129,976,087
Cost of shares redeemed	(37,695,610)	(48,634,103)	(192,925,770)	(129,864,806)
Net increase (decrease) in net assets resulting from capital share transactions	(31,428,368)	(43,028,180)	(101,174,656)	111,281
Net increase (decrease) in net assets	(18,054,471)	(30,985,858)	(70,763,166)	68,162,672

NET ASSETS:
Beginning of year	193,636,486	224,622,344	533,231,266	465,068,594
End of year	$175,582,015	$193,636,486	$462,468,100	$533,231,266
Undistributed net investment income at end of year	$111,000	$1,266,147	$1,808,051	$818,766

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Value Opportunity Portfolio		ING VP Intermediate Bond Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$2,925,042	$3,871,948	$63,355,329	$47,873,508
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	16,880,743	494,455	(5,401,705)	26,705,050
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(7,743,251)	17,597,293	(11,601,726)	(14,331,669)
Net increase in net assets resulting from operations	12,062,534	21,963,696	46,351,898	60,246,889

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,812,050)	(2,050,084)	(43,350,584)	(87,943,133)
Class S	(58,891)	(22,234)	(21,220,005)	(15,582,872)
Net realized gains:
Class I	—	—	(5,820,859)	(44,509,550)
Class S	—	—	(2,592,551)	(7,324,711)
Total distributions	(3,870,941)	(2,072,318)	(72,983,999)	(155,360,266)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,777,950	13,547,407	506,231,158	399,481,829
Net proceeds from shares issued in merger	35,824,021	—	—	—
Dividends reinvested	3,870,941	2,072,318	72,952,456	155,282,029
	47,472,912	15,619,725	579,183,614	554,763,858
Cost of shares redeemed	(70,105,800)	(71,840,954)	(181,491,451)	(263,169,907)
Net increase (decrease) in net assets resulting from capital share transactions	(22,632,888)	(56,221,229)	397,692,163	291,593,951
Net increase (decrease) in net assets	(14,441,295)	(36,329,851)	371,060,062	196,480,574

NET ASSETS:
Beginning of year	223,394,294	259,724,145	1,394,284,029	1,197,803,455
End of year	$208,952,999	$223,394,294	$1,765,344,091	$1,394,284,029
Undistributed net investment income at end of year	$2,922,288	$3,868,187	$735,802	$277,792

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Money Market Portfolio		ING VP Global Science and Technology Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$31,890,380	$12,793,575	$(370,605)	$(594,321)
Net realized gain (loss) on investments and foreign currency related transactions	16,292	(244,520)	870,559	7,901,963
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	232,026	(473,680)	7,222,993	(9,818,607)
Net increase (decrease) in net assets resulting from operations	32,138,698	12,075,375	7,722,947	(2,510,965)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(12,797,898)	(12,932,164)	—	—
Total distributions	(12,797,898)	(12,932,164)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	229,751,452	327,235,099	14,070,092	22,118,107
Dividends reinvested	12,797,898	12,932,164	—	—
	242,549,350	340,167,263	14,070,092	22,118,107
Cost of shares redeemed	(290,343,446)	(475,422,886)	(23,483,463)	(31,058,339)
Net decrease in net assets resulting from capital share transactions	(47,794,096)	(135,255,623)	(9,413,371)	(8,940,232)
Net decrease in net assets	(28,453,296)	(136,112,412)	(1,690,424)	(11,451,197)

NET ASSETS:
Beginning of year	1,101,471,214	1,237,583,626	86,291,281	97,742,478
End of year	$1,073,017,918	$1,101,471,214	$84,600,857	$86,291,281
Undistributed net investment income (accumulated net investment loss) at end of year	$31,881,013	$12,788,531	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP International Equity Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$840,310	$450,758
Net realized gain (loss) on investments, foreign currency related transactions, and futures	6,874,664	5,357,182
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	1,165,804	1,700,251
Net increase in net assets resulting from operations	8,880,778	7,508,191

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(539,401)	(546,129)
Class S	(2,439)	(2,180)
Total distributions	(541,840)	(548,309)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,109,104	19,056,891
Dividends reinvested	541,840	548,309
	19,650,944	19,605,200
Cost of shares redeemed	(18,943,392)	(14,528,943)
Net increase in net assets resulting from capital share transactions	707,552	5,076,257
Net increase in net assets	9,046,490	12,036,139

NET ASSETS:
Beginning of year	52,769,848	40,733,709
End of year	$61,816,338	$52,769,848
Undistributed net investment income at end of year	$1,100,095	$538,394

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$13.40		12.50		10.73	12.09	13.40
Income (loss) from investment operations:
Net investment income		$0.29	*	0.29		0.25	0.25	0.31
Net realized and unrealized gain (loss) on investments		$0.27		0.87		1.76	(1.49)	(0.87)
Total from investment operations		$0.56		1.16		2.01	(1.24)	(0.56)
Less distributions from:
Net investment income		$0.32		0.26		0.24	0.12	0.28
Net realized gains on investments		$—		—		—	—	0.47
Total distributions		$0.32		0.26		0.24	0.12	0.75
Net asset value, end of year		$13.64		13.40		12.50	10.73	12.09
Total Return(1)%		4.24		9.42		18.87	(10.31)	(4.21)

Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,236		1,358		1,375	1,223	1,591
Ratios to average net assets:
Expenses	%	0.60		0.59		0.60	0.60	0.59
Net investment income	%	2.30		2.15		2.04	2.00	2.46
Portfolio turnover rate	%	308		272		333	345	167

						Class S
								May 29, 2003(3) to
						Year Ended December 31,		December 31,
						2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period						$13.35	12.49	11.53
Income from investment operations:
Net investment income						$0.27	0.22	0.34
Net realized and unrealized gain on investments						$0.25	0.89	0.85
Total from investment operations						$0.52	1.11	1.19
Less distributions from:
Net investment income						$0.29	0.25	0.23
Total distributions						$0.29	0.25	0.23
Net asset value, end of period						$13.58	13.35	12.49
Total Return(1)					%	3.99	9.06	10.51

Ratios and Supplemental Data:
Net assets, end of period (millions)						$3	3	1
Ratios to average net assets:
Expenses(2)					%	0.85	0.84	0.83
Net investment income(2)					%	2.06	1.98	3.06
Portfolio turnover rate					%	308	272	333

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP GROWTH AND INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$19.35	18.28	14.50	19.54	24.12
Income (loss) from investment operations:
Net investment income		$0.23	0.28	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments		$1.35	1.24	3.62	(5.04)	(4.58)
Total from investment operations		$1.58	1.52	3.78	(4.88)	(4.44)
Less distributions from:
Net investment income		$0.22	0.45	—	0.16	0.14
Net realized gains on investments		$—	—	—	—	—
Total distributions		$0.22	0.45	—	0.16	0.14
Net asset value, end of year		$20.71	19.35	18.28	14.50	19.54
Total Return(1)%		8.13	8.39	26.07	(24.99)	(18.40)

Ratios and Supplemental Data:
Net assets, end of year (millions)		$3,146	3,531	3,795	3,525	5,639
Ratios to average net assets:
Expenses	%	0.59	0.58	0.60	0.59	0.59
Net investment income	%	1.03	1.41	0.95	0.83	0.62
Portfolio turnover rate	%	80	139	150	246	185

		Class S
				June 11, 2003(3) to
		Year Ended December 31,		December 31,
		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period		$19.34	18.26	16.32
Income (loss) from investment operations:
Net investment income (loss)		$0.14	0.21	0.04
Net realized and unrealized gain on investments		$1.41	1.26	1.90
Total from investment operations		$1.55	1.47	1.94
Less distributions from:
Net investment income		$0.20	0.39	—
Total distributions		$0.20	0.39	—
Net asset value, end of period		$20.69	19.34	18.26
Total Return(1)	%	7.98	8.10	11.89

Ratios and Supplemental Data:
Net assets, end of period (millions)		$2	2	2
Ratios to average net assets:
Expenses(2)	%	0.84	0.83	0.84
Net investment income(2)	%	0.78	1.18	0.57
Portfolio turnover rate	%	80	139	150

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

See Accompanying Notes to Financial Statements.

ING VP GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$9.56		8.93	6.85	9.64	14.99
Income (loss) from investment operations:
Net investment income (loss)		$0.02		0.06	0.01	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments		$0.87		0.58	2.07	(2.78)	(3.87)
Total from investment operations		$0.89		0.64	2.08	(2.79)	(3.88)
Less distributions from:
Net investment income		$0.07		0.01	—	—	0.01
Net realized gains on investments		$—		—	—	—	1.46
Total distributions		$0.07		0.01	—	—	1.47
Net asset value, end of year		$10.38		9.56	8.93	6.85	9.64
Total Return(1)%		9.38	†	7.19	30.36	(28.94)	(27.06)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$175,297		193,280	224,330	181,029	305,624
Ratios to average net assets:
Expenses	%	0.69		0.69	0.71	0.72	0.70
Net investment income (loss)%		0.08		0.61	0.13	(0.06)	(0.08)
Portfolio turnover rate	%	119		123	162	241	216

	Class S
						November 1, 2001(3) to
	Year Ended December 31,					December 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$9.50		8.88	6.83	9.63	8.96
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)*	0.04	0.00 *	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	$0.85		0.58	2.05	(2.79)	0.67
Total from investment operations	$0.85		0.62	2.05	(2.80)	0.67
Less distributions from:
Net investment income	$0.04		—	—	—	—
Total distributions	$0.04		—	—	—	—
Net asset value, end of period	$10.31		9.50	8.88	6.83	9.63
Total Return(1)%	9.05	†	6.98	30.01	(29.08)	7.48
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$285		356	292	53	11
Ratios to average net assets:
Expenses(2)%	0.94		0.94	0.96	0.97	0.94
Net investment income (loss)(2)%	(0.17)		0.44	(0.10)	(0.31)	(0.32)
Portfolio turnover rate %	119		123	162	241	216

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

*                 Amount is less than $0.01 or $(0.01) per share.

†                  In 2005, the Investment Manager fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment’s guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements.

ING VP SMALL COMPANY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$19.94		17.48	12.75	16.68	16.65
Income (loss) from investment operations:
Net investment incom		$0.10		0.04	0.06	0.05	0.06
Net realized and unrealized gain (loss) on investments		$1.92		2.47	4.71	(3.91)	0.58
Total from investment operations		$2.02		2.51	4.77	(3.86)	0.64
Less distributions from:
Net investment income		$0.03		0.05	0.04	0.07	0.10
Net realized gains on investments		$0.28		—	—	—	0.51
Total distributions		$0.31		0.05	0.04	0.07	0.61
Net asset value, end of year		$21.65		19.94	17.48	12.75	16.68
Total Return(1)%		10.27	†	14.39	37.47	(23.23)	4.00

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$393,700		461,014	464,228	288,890	341,332
Ratios to average net assets:
Expenses	%	0.85		0.84	0.85	0.87	0.86
Net investment income	%	0.43		0.21	0.47	0.39	0.50
Portfolio turnover rate	%	72		93	178	371	240

	Class S
							November 1, 2001(3) to
	Year Ended December 31,						December 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$19.90		17.49		12.72	16.68	14.90
Income (loss) from investment operations:
Net investment income (loss)	$0.06		0.03	*	0.01	(0.04)	0.00 **
Net realized and unrealized gain (loss) on investments	$1.92		2.43		4.79	(3.86)	1.78
Total from investment operations	$1.98		2.46		4.80	(3.90)	1.78
Less distribution from:
Net investment income	$0.01		0.05		0.03	0.06	—
Net realized gains on investments	$0.28		—		—	—	—
Total distribution	$0.29		0.05		0.03	0.06	—
Net asset value, end of period	$21.59		19.90		17.49	12.72	16.68
Total Return(1)%	10.05	†	14.09		37.76	(23.45)	11.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$68,768		72,225		840	184	11
Ratios to average net assets:
Expenses(2)%	1.10		1.09		1.10	1.12	1.10
Net investment income(2)%	0.26		0.19		0.22	0.14	0.29
Portfolio turnover rate %	72		93		178	371	240

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount is less than $0.01 per share.

†                  In 2005, the Investment Manager fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements.

ING VP VALUE OPPORTUNITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$13.19		12.08	9.77	13.25	15.34
Income (loss) from investment operations:
Net investment income		$0.19	*	0.24	0.10	0.04	0.03
Net realized and unrealized gain (loss) on investments		$0.71		0.98	2.29	(3.47)	(1.43)
Total from investment operations		$0.90		1.22	2.39	(3.43)	(1.40)
Less distributions from:
Net investment income		$0.25		0.11	0.08	0.05	0.05
Net realized gains on investments		$—		—	—	—	0.64
Total distributions		$0.25		0.11	0.08	0.05	0.69
Net asset value, end of year		$13.84		13.19	12.08	9.77	13.25
Total Return(1)%		6.95		10.15	24.59	(25.96)	(9.62)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$178,828		219,889	257,448	211,470	219,287
Ratios to average net assets:
Expenses	%	0.70		0.69	0.70	0.72	0.71
Net investment income	%	1.47		1.61	0.91	0.51	0.54
Portfolio turnover rate	%	94		16	251	304	185

	Class S
						July 16, 2001(3) to
	Year Ended December 31,					December 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$13.12		12.03	9.75	13.24	14.58
Income (loss) from investment operations:
Net investment income	$0.16	*	0.13	0.04	0.01	0.00 *
Net realized and unrealized gain (loss) on investments	$0.71		1.05	2.31	(3.46)	(1.34)
Total from investment operations	$0.87		1.18	2.35	(3.45)	(1.34)
Less distributions from:
Net investment income	$0.22		0.09	0.07	0.04	—
Total distributions	$0.22		0.09	0.07	0.04	—
Net asset value, end of period	$13.77		13.12	12.03	9.75	13.24
Total Return(1)%	6.76		9.88	24.21	(26.12)	(9.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,125		3,505	2,277	1,092	307
Ratios to average net assets:
Expenses(2)%	0.95		0.94	0.95	0.97	0.96
Net investment income(2)%	1.18		1.36	0.64	0.26	0.29
Portfolio turnover rate %	94		16	251	304	185

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

*                 Amount is less than $0.01 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP INTERMEDIATE BOND PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$13.14	14.15	13.53	12.95	12.61
Income from investment operations:
Net investment income		$0.54	0.53	0.56	0.45	0.59
Net realized and unrealized gain on investments		$(0.13)	0.13	0.29	0.63	0.51
Total from investment operations		$0.41	0.66	0.85	1.08	1.10
Less distributions from:
Net investment income		$0.51	1.11	0.11	0.43	0.65
Net realized gains on investments		$0.07	0.56	0.12	0.07	0.11
Total distributions		$0.58	1.67	0.23	0.50	0.76
Net asset value, end of year		$12.97	13.14	14.15	13.53	12.95
Total Return(1)%		3.14	4.88	6.30	8.33	8.75

Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,148	1,093	1,126	1,206	1,024
Ratios to average net assets:
Expenses	%	0.49	0.48	0.50	0.49	0.50
Net investment income	%	4.14	3.79	3.77	3.50	5.06
Portfolio turnover rate	%	589	407	521	565	219

	Class S
					May 3, 2002(3) to
	Year Ended December 31,				December 31,
		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period		$13.09	14.13	13.53	13.05
Income (loss) from investment operations:
Net investment income		$0.41	0.40	0.49	0.16
Net realized and unrealized gain on investments		$(0.03)	0.22	0.32	0.81
Total from investment operations		$0.38	0.62	0.81	0.97
Less distributions from:
Net investment income		$0.49	1.10	0.09	0.42
Net realized gains on investments		$0.07	0.56	0.12	0.07
Total distributions		$0.56	1.66	0.21	0.49
Net asset value, end of period		$12.91	13.09	14.13	13.53
Total Return(1)	%	2.94	4.58	6.04	7.45

Ratios and Supplemental Data:
Net assets, end of period (millions)		$617	301	71	50
Ratios to average net assets:
Expenses(2)	%	0.74	0.73	0.75	0.74
Net investment income(2)	%	3.94	3.52	3.52	3.25
Portfolio turnover rate	%	589	407	521	565

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

See Accompanying Notes to Financial Statements.

ING VP MONEY MARKET PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$12.94	12.94	13.03	13.33	13.61
Income (loss) from investment operations:
Net investment income		$0.39	0.15	0.08	0.21	0.50
Net realized and unrealized gain (loss) on investments		$(0.01)	(0.01)	0.03	—	0.01
Total from investment operations		$0.38	0.14	0.11	0.21	0.51
Less distributions from:
Net investment income		$0.15	0.14	0.20	0.51	0.79
Total distributions		$0.15	0.14	0.20	0.51	0.79
Net asset value, end of year		$13.17	12.94	12.94	13.03	13.33
Total Return(1)%		2.98	1.06	0.92	1.66	3.94

Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,073	1,101	1,238	1,552	1,519
Ratios to average net assets:
Expenses	%	0.35	0.34	0.35	0.34	0.34
Net investment income	%	2.93	1.11	0.91	1.63	4.07

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

See Accompanying Notes to Financial Statements.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.82	3.87	2.66	4.53	5.88
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.47	(0.02)	1.23	(1.84)	(1.33)
Total from investment operations	$0.45	(0.05)	1.21	(1.87)	(1.35)
Net asset value, end of period	$4.27	3.82	3.87	2.66	4.53
Total Return(1)%	11.78	(1.29)	45.49	(41.28)	(22.96)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$84,523	86,291	97,742	45,559	62,878
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment %	1.06	1.05	1.11	1.11	1.11
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.06	1.05	1.10	1.12	1.11
Net investment loss after expense
reimbursement/recoupment(3)%	(0.48)	(0.67)	(0.88)	(0.89)	(0.49)
Portfolio turnover rate %	118	163	15	61	129

		Class S
		July 20, 2005(4) to
		December 31,
		2005
Per Share Operating Performance:
Net asset value, beginning of period		$3.90
Income (loss) from investment operations:
Net investment income		$(0.01)
Net realized and unrealized gain (loss) on investments		$0.38
Total from investment operations		$0.37
Net asset value, end of period		$4.27
Total Return(1)	%	9.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$78
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)	%	1.31
Gross expenses prior to expense reimbursement/recoupment(2)	%	1.31
Net investment loss after expense reimbursement/recoupment(2)(3)	%	(0.73)
Portfolio turnover rate	%	118

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)              Commencement of operations.

See Accompanying Notes to Financial Statements.

ING VP INTERNATIONAL EQUITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$8.74	7.55	5.78	7.90	10.40
Income (loss) from investment operations:
Net investment income (loss)	$0.14	0.07	0.06	0.03	0.02
Net realized and unrealized gain (loss) on investments	$1.32	1.21	1.78	(2.13)	(2.51)
Total from investment operations	$1.46	1.28	1.84	(2.10)	(2.49)
Less distributions from:
Net investment income	$0.09	0.09	0.07	0.02	0.01
Total distributions	$0.09	0.09	0.07	0.02	0.01
Net asset value, end of year	$10.11	8.74	7.55	5.78	7.90
Total Return(1)%	16.87	17.17	32.05	(26.68)	(23.88)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$61,464	52,505	40,537	28,917	48,652
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.14	1.15	1.15	1.15	1.15
Gross expenses prior to expense reimbursement/recoupment(2)%	1.00	0.95	1.38	1.46	1.26
Net investment income (loss) after expense
reimbursement/recoupment(2)%	1.51	1.00	1.04	0.40	0.23
Portfolio turnover rate %	97	137	85	266	229

	Class S
					November 1, 2001(4) to
			Year Ended December 31,		December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.70	7.53	5.78	7.90	7.38
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.05	(0.01)	0.01	—
Net realized and unrealized gain (loss) on investments	$1.33	1.21	1.82	(2.13)	0.52
Total from investment operations	$1.42	1.26	1.81	(2.12)	0.52
Less distributions from:
Net investment income	$0.07	0.09	0.06	—	—
Total distributions	$0.07	0.09	0.06	—	—
Net asset value, end of period	$10.05	8.70	7.53	5.78	7.90
Total Return(1)%	16.53	16.87	31.62	(26.84)	7.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$353	265	197	8	11
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.39	1.40	1.40	1.40	1.39
Gross expenses prior to expense reimbursement/recoupment(3)%	1.25	1.20	1.63	1.71	1.49
Net investment income after expense reimbursement/recoupment(2)(3)%	1.16	0.68	0.79	0.15	0.01
Portfolio turnover rate %	97	137	85	266	229

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)              Annualized for periods less than one year.

(4)              Commencement of operations.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio and ING VP Money Market Portfolio, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

ING VP Balanced Portfolio, Inc. (“Balanced”) is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio (“Growth and Income”). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP Growth Portfolio (“Growth”), ING VP Small Company Portfolio (“Small Company”), ING VP Value Opportunity Portfolio (“Value Opportunity”), ING VP Global Science and Technology Portfolio (“Global Science and Technology”) and ING VP International Equity Portfolio (“International Equity”). ING VP Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Intermediate Bond Portfolio (“Intermediate Bond”). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio (“Money Market”).

The following is a brief description of each Portfolio’s investment objective:

•                  Balanced seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents;

•                  Growth and Income seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock;

•                  Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock;

•                  Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations;

•                  Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks;

•                  Intermediate Bond seeks to maximize total return consistent with reasonable risk by investing in a diversified portfolio consisting primarily of debt securities;

•                  Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments;

•                  Global Science and Technology seeks long-term capital appreciation; and

•                  International Equity seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States.

Each Portfolio offers Class I and Class S shares. The two classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio, with the exception of Global Science and Technology. ING Funds Distributor, LLC (“Distributor”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES’

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Growth, Small Company, Value Opportunity, Money Market and Global Science and Technology Portfolios declare and pay dividends annually. Growth and Income and Intermediate Bond Portfolios declare and pay dividends semi-annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.              Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to requlated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.                Illiquid and Restricted Securities. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

L.              Mortgage Dollar Roll Transactions. Balanced, Growth and Income, Intermediate Bond and Money Market Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.         Options Contracts. Each Portfolio, with the exception of Money Market, may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.            Swap Contracts. Each Portfolio, with the exception of Money Market, may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$1,915,252,825	$2,093,608,835
Growth and Income	2,522,014,827	3,094,124,694
Growth	206,502,768	235,815,360
Small Company	330,734,269	426,861,667
Value Opportunity	182,863,195	211,250,224
Intermediate Bond	1,327,576,797	1,235,838,831
Global Science and Technology	88,489,056	102,265,448
International Equity	55,562,976	53,076,435

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,756,406,460	$1,765,327,506
Intermediate Bond	6,792,757,769	6,549,738,313

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with the Investment Manager. The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.50%
Growth and Income	0.50 0.45 0.42	% on first $10 billion; % on next $5 billion; and 5% over $15 billion
Growth	0.60%
Small Company	0.75%
Value Opportunity	0.60%
Intermediate Bond	0.40%
Money Market	0.25%
Global Science and Technology	0.95%
International Equity	0.85%

The Investment Manager entered into Sub-Advisory Agreements with ING IM. ING IM acts as Sub-Adviser to all Portfolios except for Global Science and Technology. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

BlackRock Advisors, Inc., (“BlackRock”), a Delaware Corporation, serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Manager and BlackRock through December 31, 2005. From January 1, 2004 to March 31, 2004, Global Science and Technology was sub-advised by BlackRock under an interim Sub-Advisory Agreement.

Pursuant to Administration Agreements, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Adminitrative Fees	Accrued Shareholder Service and Distribution Fees	Recoupment	Total
Balanced	$ 533,328	$ 58,664	$ 680	$ —	$ 592,672
Growth and Income	1,365,103	150,157	525	—	1,515,785
Growth	89,594	8,213	63	—	97,870
Small Company	298,790	21,911	14,357	—	335,058
Value Opportunity	108,921	10,107	6,331	—	125,359
Intermediate Bond	583,763	80,265	122,952	—	786,980
Money Market	228,497	50,268	—	—	278,765
Global Science and Technology	67,802	3,926	16	—	71,744
International Equity	44,015	2,848	72	935	47,870

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2005, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Balanced (96.68%); Growth and Income (95.51%); Growth (97.88%); Small Company (81.02%); Value Opportunity (82.17%); Intermediate Bond (61.86%); Money Market (97.44%); Global Science and Technology (96.98%); and International Equity (96.37%).

ING USA Annuity and Life Insurance Company — Value Opportunity (13.72%); and Intermediate Bond (17.12%).

ING LifeStyle Aggressive Growth Portfolio — Small Company (5.75%).

ING LifeStyle Growth Portfolio — Small Company (8.80%).

ING LifeStyle Moderate Growth Portfolio — (8.60%).

During the year ended December 31, 2005, the Investment Manager reimbursed Growth and Small Company $6,044 and $92,160, respectively, in connection with an investment transaction loss.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written Expense Limitation Agreements with each of the following Portfolios whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S
Growth	0.80%	1.05%
Small Company	0.95%	1.20%
Value Opportunity	0.80%	1.05%
Global Science and Technology	1.15%	1.40%
International Equity	1.15%	1.40%

The Investment Manager may at a later date recoup from a Portfolio management fees waived and other expenses assured by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2005, the Portfolios have no reimbursed fees that are subject to possible recoupment by the Investment Manager.

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement “) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2005:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Balanced	2	$2,065,000	3.17%
Global Science and Technology	4	1,150,000	3.71
Growth	2	920,000	3.78
Intermediate Bond	4	1,145,000	3.25
International Equity	5	1,738,000	3.29
Value Opportunity	7	870,000	3.58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I Shares		Class S Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Balanced (Number of Shares)
Shares sold	936,888	5,541,276	59,464	161,044
Dividends reinvested	2,304,743	2,277,679	4,914	3,651
Shares redeemed	(13,966,864)	(16,373,623)	(64,454)	(29,578)
Net increase (decrease) in shares outstanding	(10,725,233)	(8,554,668)	(76)	135,117

Balanced ($)
Shares sold	$12,534,653	$70,448,531	$795,346	$2,027,282
Dividends reinvested	30,561,067	28,402,664	64,964	45,416
Shares redeemed	(187,304,754)	(206,636,262)	(859,666)	(378,747)
Net increase (decrease)	$(144,209,034)	$(107,785,067)	$644	$1,693,951

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Growth and Income (Number of Shares)
Shares sold	138,694	3,269,845	50,301	20,905
Dividends reinvested	1,566,557	4,494,881	1,077	1,972
Shares redeemed	(32,345,085)	(32,855,572)	(25,742)	(25,390)
Net increase (decrease) in shares outstanding	(30,639,834)	(25,090,846)	25,636	(2,513)

Growth and Income ($)
Shares sold	$2,773,031	$61,270,078	$1,006,318	$389,064
Dividends reinvested	32,929,030	84,457,963	22,610	36,994
Shares redeemed	(634,438,393)	(606,157,122)	(513,138)	(461,223)
Net increase (decrease)	$(598,736,332)	$(460,429,081)	$515,790	$(35,165)

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Growth (Number of Shares)
Shares sold	489,244	585,684	3,047	6,466
Dividends reinvested	133,505	29,983	158	—
Shares redeemed	(3,948,289)	(5,512,414)	(13,059)	(1,856)
Net increase (decrease) in shares outstanding	(3,325,540)	(4,896,747)	(9,854)	4,610

Growth ($)
Shares sold	$4,980,563	$5,279,704	$30,259	$58,168
Dividends reinvested	1,254,943	268,051	1,478	—
Shares redeemed	(37,571,404)	(48,617,581)	(124,206)	(16,522)
Net increase (decrease)	$(31,335,899)	$(43,069,826)	$(92,469)	$41,646

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Small Company (Number of Shares)
Shares sold	556,621	2,256,129	3,729,805	5,026,850
Dividends reinvested	313,991	74,193	32,961	1,814
Shares redeemed	(5,812,740)	(5,763,081)	(4,206,439)	(1,447,699)
Net increase (decrease) in shares outstanding	(4,942,128)	(3,432,759)	(443,673)	3,580,965

Small Company ($)
Shares sold	$11,336,135	$40,720,939	$73,490,792	$87,903,008
Dividends reinvested	6,267,269	1,319,890	656,918	32,250
Shares redeemed	(116,180,823)	(103,038,487)	(76,744,947)	(26,826,319)
Net increase (decrease)	$(98,577,419)	$(60,997,658)	$(2,597,237)	$61,108,939

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Value Opportunity (Number of Shares)
Shares sold	553,896	970,091	37,795	127,023
Shares issued in merger	622,495	—	1,963,304	—
Dividends reinvested	296,197	168,177	4,597	1,831
Shares redeemed	(5,223,923)	(5,784,691)	(84,894)	(51,003)
Net increase (decrease) in shares outstanding	(3,751,335)	(4,646,423)	1,920,802	77,851

Value Opportunity ($)
Shares sold	$7,477,383	$11,987,060	$300,567	$1,560,347
Shares issued in merger	8,659,509	—	27,164,512	—
Dividends reinvested	3,812,050	2,050,084	58,891	22,234
Shares redeemed	(68,980,076)	(71,212,120)	(1,125,724)	(628,834)
Net increase (decrease)	$(49,031,134)	$(57,174,976)	$26,398,246	$953,747

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Intermediate Bond (Number of Shares)
Shares sold	10,413,516	10,565,378	27,761,044	18,424,679
Dividends reinvested	3,789,704	9,919,704	1,847,547	1,734,423
Shares redeemed	(8,854,326)	(16,940,447)	(4,792,299)	(2,197,934)
Net increase in shares outstanding	5,348,894	3,544,635	24,816,292	17,961,168

Intermediate Bond ($)
Shares sold	$138,846,419	$147,968,344	$367,384,739	$251,513,485
Dividends reinvested	49,139,900	132,374,446	23,812,556	22,907,583
Shares redeemed	(117,871,564)	(233,418,138)	(63,619,887)	(29,751,769)
Net increase	$70,114,755	$46,924,652	$327,577,408	$244,669,299

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004
Money Market (Number of Shares)
Shares sold	17,729,883	25,412,249
Dividends reinvested	999,103	1,009,615
Shares redeemed	(22,391,210)	(36,946,032)
Net decrease in shares outstanding	(3,662,224)	(10,524,168)

Money Market ($)
Shares sold	$229,751,452	$327,235,099
Dividends reinvested	12,797,898	12,932,164
Shares redeemed	(290,343,446)	(475,422,886)
Net decrease	$(47,794,096)	$(135,255,623)

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004(1)
Global Science and Technology (Number of Shares)
Shares sold	3,651,130	5,874,957	19,401	—
Shares redeemed	(6,412,052)	(8,566,152)	(1,044)	—
Net increase (decrease) in shares outstanding	(2,760,922)	(2,691,195)	18,357	—

Global Science and Technology ($)
Shares sold	$13,994,023	$22,118,107	$76,069	$—
Shares redeemed	(23,479,231)	(31,058,339)	(4,232)	—
Net increase (decrease)	$(9,485,208)	$(8,940,232)	$71,837	$—

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
International Equity (Number of Shares)
Shares sold	2,069,109	2,386,273	57,552	53,937
Dividends reinvested	63,014	70,834	286	284
Shares redeemed	(2,060,158)	(1,816,473)	(53,252)	(49,868)
Net increase in shares outstanding	71,965	640,634	4,586	4,353

International Equity ($)
Shares sold	$18,609,378	$18,639,301	$499,726	$417,590
Dividends reinvested	539,401	546,129	2,439	2,180
Shares redeemed	(18,481,796)	(14,143,468)	(461,596)	(385,475)
Net increase	$666,983	$5,041,962	$40,569	$34,295

(1) There was no capital activity for Class S during the year ended December 31, 2004.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio may invest up to 15% (10% for Money Market) of its net assets, in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Portfolios’ Board of Directors.

Portfolio	Security	Principal Amount	Initial Acquision Portfolio	Cost	Value	Percent of Net Assets
Balanced	Alpine III, 4.882%, due 08/16/14	$215,000	08/04/2004	$215,095	$215,579	0.0%
	Alpine III, 5.290%, due 08/16/14	215,000	08/04/2004	215,096	215,584	0.0%
	Alpine III, 7.090%, due 08/16/14	323,000	08/04/2004	326,682	324,587	0.0%
	Alpine III, 10.340%, due 08/16/14	552,000	08/04/2004	552,967	567,706	0.1%
				$1,309,840	$1,323,456	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Principal Amount	Initial Acquision Portfolio	Cost	Value	Percent of Net Assets
Intermediate Bond	Alpine III, 4.882%, due 08/16/14	$1,005,000	08/04/2004	$1,005,449	$1,007,707	0.1%
	Alpine III, 5.290%, due 08/16/14	1,005,000	08/04/2004	1,005,449	1,007,731	0.1%
	Alpine III, 7.090%, due 08/16/14	1,505,000	08/04/2004	1,524,473	1,512,396	0.1%
	Alpine III, 10.340%, due 08/16/14	2,572,000	08/04/2004	2,609,449	2,645,181	0.1%
				$6,144,820	$6,173,015	0.4%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2005, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Balanced	$225,842,956	$231,954,000
Growth and Income	263,362,560	271,624,000
Growth	31,996,283	32,864,000
Small Company	125,678,884	129,955,000
Value Opportunity	22,025,854	22,446,000
Intermediate Bond	422,661,520	431,292,000
Money Market	4,502,520	4,600,000
Global Science and Technology	17,686,387	18,348,000

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
Balanced	$—	$ 659,623	$ (659,623)
Growth	—	(12,538)	12,538
Small Company	—	(288,436)	288,436
Value Opportunity	31,314	—	(31,314)
Intermediate Bond	—	1,673,270	(1,673,270)
Global Science and Technology	(444,428)	370,605	73,823
International Equity	(60,179)	263,231	(203,052)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$ 30,626,031	$ —	$ 28,448,080	$ —

Growth and Income	32,976,369	—	84,550,196	—

Growth	1,256,421	—	268,051	—

Small Company	640,870	6,283,317	1,352,140	—

Value Opportunity	3,870,941	—	2,072,318	—

Intermediate Bond	71,996,067	987,932	150,191,405	5,168,861

Money Market	12,797,898	—	12,932,164	—

International Equity	541,840	—	548,309	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$28,937,305	$ —	$ 33,206,400	$ —	$—	$(10,973,009)	2010
Growth and Income	393,853	—	335,781,383	—	—	$(2,338,787,124)	2010
						(63,082,574)	2011
						$(2,401,869,698)
Growth	111,000	—	23,032,281	—	—	$(124,853,110)	2009
						(63,207,672)	2010
						$(188,060,782)
Small Company	6,391,050	66,072,902	62,790,707	—	—	—	—
Value Opportunity	2,922,288	—	18,923,363	—	—	$(22,679,982)	2010
Intermediate Bond	735,809	—	(10,249,543)	(6,886,626)	(7)	—	—
Money Market	31,881,014	—	—	—	—	$(735,570)	2008
						(3,715,968)	2009
						(169)	2011
						(244,520)	2012
						$(4,696,227)
Global Science and Technology	—	—	14,912,593	—	—	$(33,352,083)	2009
						(15,534,432)	2010
						(4,912,495)	2011
						$(53,799,010)
International Equity	1,100,095	—	9,233,744	—	—	$(10,317,413)	2009
						(9,221,611)	2010
						$(19,539,024)

NOTE 13 — REORGANIZATIONS

On December 3, 2005, Value Opportunity as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP MagnaCap Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000’s)	Total net assets of Acquiring Portfolio (000’s)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
Value Opportunity	ING VP MagnaCap Portfolio	$35,824	$178,004	$4,586	Class I 0.6595 Class S 0.6671

The net assets of Value Opportunity after the acquisition were approximately $213,827,788.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 15 — LITIGATION

On December 12, 2003, ING IM (formerly, Aeltus Investment Management, Inc.,) received a copy of a complaint (the “Complaint”) filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, and ING VP Bond Portfolio (the “Subject Portfolios”). The Complaint alleges that Enron Corp. (“Enron”) transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the “Notes”) and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the “Bankruptcy Code”). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount

NOTE 15 — LITIGATION (continued)

of each transfer in dispute, it appears that the sale by ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001 and the sale by ING VP Bond Portfolio, Inc. of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments.

The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. In addition, the Subject Portfolios have moved for leave to pursue an immediate appeal of the Bankruptcy Court’s decision to the district court. The district court has not yet ruled, and there can be no assurance that leave will be granted to pursue the appeal now. The Bankruptcy Court has set a discovery calendar indicating that discovery is to proceed through 2006. The Subject Portfolios and their counsel have reviewed the Subject Portfolios’ records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because only limited discovery has taken place, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Defendants continue to contend there is an affirmative defense for the claims presented.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2005, the following Portfolios declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Money Market	$0.3981	February 1, 2006	January 27, 2006

ING VP BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 62.8%

		Advertising: 0.0%
9,561	L	Catalina Marketing Corp.	$242,371
			242,371
		Aerospace/Defense: 2.3%
5,600	@,L	Alliant Techsystems, Inc.	426,552
3,400	@,L	Armor Holdings, Inc.	145,010
118,650		Boeing Co.	8,333,976
1,390		Engineered Support Systems, Inc.	57,880
41,800		General Dynamics Corp.	4,767,290
3,867		Kaman Corp.	76,141
78,750		Lockheed Martin Corp.	5,010,863
109,040		Raytheon Co.	4,377,956
52,100	L	Rockwell Collins, Inc.	2,421,087
4,430	@	Teledyne Technologies, Inc.	128,913
58,500		United Technologies Corp.	3,270,735
			29,016,403
		Agriculture: 1.2%
120,000		Altria Group, Inc.	8,966,400
156,350	L	Archer-Daniels-Midland Co.	3,855,591
25,600	L	Reynolds America, Inc.	2,440,448
			15,262,439
		Airlines: 0.3%
4,926	@,L	Mesa Air Group, Inc.	51,526
6,095		Skywest, Inc.	163,712
200,400		Southwest Airlines Co.	3,292,572
			3,507,810
		Apparel: 0.5%
106,200	@	Coach, Inc.	3,540,708
4,600	@,L	Gymboree Corp.	107,640
3,480		K-Swiss, Inc.	112,891
8,600		Polo Ralph Lauren Corp.	482,804
3,720	@	Quiksilver, Inc.	51,485
10,500	@	Timberland Co.	341,775
28,400		VF Corp.	1,571,656
1,800		Wolverine World Wide, Inc.	40,428
			6,249,387
		Auto Manufacturers: 0.3%
474,000	L	Ford Motor Co.	3,659,280
2,494	L	Oshkosh Truck Corp.	111,207
			3,770,487
		Auto Parts & Equipment: 0.1%
47,200	@,L	Goodyear Tire & Rubber Co.	820,336
8,200		Modine Manufacturing Co.	267,238
			1,087,574
		Banks: 3.8%
393,100		Bank of America Corp.	18,141,565
8,100		Bank of Hawaii Corp.	417,474
116,700		BB&T Corp.	4,890,897
3,809		Central Pacific Financial Corp.	136,819
5,300	L	Chittenden Corp.	147,393
47,800		Comerica, Inc.	2,713,128
1,892	L	East-West Bancorp, Inc.	69,039
6,845		Fremont General Corp.	159,009
11,000		Greater Bay Bancorp	281,820
1,500		Hudson United Bancorp	62,520
9,931		Mercantile Bankshares Corp.	$560,506
69,145		PNC Financial Services Group, Inc.	4,275,235
2,529		South Financial Group, Inc.	69,649
107,700		US BanCorp.	3,219,153
94,550		Wachovia Corp.	4,997,913
99,550		Wells Fargo & Co.	6,254,727
2,200		Whitney Holding Corp.	60,632
10,623		Wilmington Trust Corp.	413,341
			46,870,820
		Beverages: 1.9%
256,150		Coca-Cola Co.	10,325,407
41,100		Pepsi Bottling Group, Inc.	1,175,871
196,850		PepsiCo, Inc.	11,629,898
			23,131,176
		Biotechnology: 0.5%
69,500	@	Amgen, Inc.	5,480,770
11,977	@	Savient Pharmaceuticals, Inc.	44,794
			5,525,564
		Building Materials: 0.1%
2,500	@,L	Drew Industries, Inc.	70,475
4,082		Florida Rock Industries, Inc.	200,263
2,000		Lennox International, Inc.	56,400
8,200		Martin Marietta Materials, Inc.	629,104
			956,242
		Chemicals: 0.8%
14,500		Chemtura Corp.	184,150
70,000		Dow Chemical Co.	3,067,400
66,700	L	EI Du Pont de Nemours & Co.	2,834,750
31,687	L	Lyondell Chemical Co.	754,784
1,600		Penford Corp.	19,520
61,700		PPG Industries, Inc.	3,572,430
			10,433,034
		Coal: 0.0%
6,200		Peabody Energy Corp.	511,004
			511,004
		Commercial Services: 0.9%
2,900	L	Administaff, Inc.	121,945
9,100	@,L	Alliance Data Systems Corp.	323,960
14,000	@,L	Career Education Corp.	472,080
1,990	@,L	Consolidated Graphics, Inc.	94,207
5,407	L	Corporate Executive Board Co.	485,008
1,100		CPI Corp.	20,581
11,704	@	Education Management Corp.	392,201
37,750		Equifax, Inc.	1,435,255
91,500	L	H&R Block, Inc.	2,246,325
4,100		Manpower, Inc.	190,650
82,900		McKesson Corp.	4,276,811
3,894		Pharmaceutical Product Development, Inc.	241,233
1,640		Pre-Paid Legal Services, Inc.	62,664
10,400	@	Spherion Corp.	104,104
1,610	@	Vertrue, Inc.	56,881
			10,523,905

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers: 3.6%
5,300		Agilysys, Inc.	$96,566
111,000	@	Apple Computer, Inc.	7,979,790
990	@,L	CACI International, Inc.	56,806
27,400	@,L	Cadence Design Systems, Inc.	463,608
16,200	@	Ceridian Corp.	402,570
5,330	@	Cognizant Technology Solutions Corp.	268,366
295,150	@	Dell, Inc.	8,851,549
6,800	@,L	DST Systems, Inc.	407,388
408,000	@	EMC Corp.	5,556,960
1,200	L	Factset Research Systems, Inc.	49,392
341,300		Hewlett-Packard Co.	9,771,419
5,600	L	Imation Corp.	257,992
89,950		International Business Machines Corp.	7,393,890
1,165	@,L	Kronos, Inc.	48,767
4,700	@	Manhattan Associates, Inc.	96,256
3,737	@,L	Micros Systems, Inc.	180,572
3,120		MTS Systems Corp.	108,077
8,900		Reynolds & Reynolds Co.	249,823
13,525	@,L	Sandisk Corp.	849,641
17,400	@,L	Synopsys, Inc.	349,044
2,900		Talx Corp.	132,559
24,966	@,L	Western Digital Corp.	464,617
			44,035,652
		Cosmetics/Personal Care: 0.9%
198,800	L	Procter & Gamble Co.	11,506,544
			11,506,544
		Distribution/Wholesale: 0.2%
4,000	@,L	Brightpoint, Inc.	110,920
1,645	L	Building Materials Holding Corp.	112,205
50,700		Genuine Parts Co.	2,226,744
2,300	L	Hughes Supply, Inc.	82,455
1,750		SCP Pool Corp.	65,135
3,400	L	United Stationers, Inc.	164,900
			2,762,359
		Diversified Financial Services: 5.3%
74,500		American Express Co.	3,833,770
257,100	L	Charles Schwab Corp.	3,771,657
305,900		Citigroup, Inc.	14,845,327
57,100		Fannie Mae	2,787,051
65,400		Goldman Sachs Group, Inc.	8,352,234
10,200	L	IndyMac Bancorp, Inc.	398,004
207,900		JPMorgan Chase & Co.	8,251,551
5,272		Legg Mason, Inc.	631,006
47,400		Lehman Brothers Holdings, Inc.	6,075,258
125,050		Merrill Lynch & Co., Inc.	8,469,637
152,300		Morgan Stanley	8,641,502
2,400	@,L	Portfolio Recovery Associates, Inc.	111,456
3,200	@,L	World Acceptance, Corp.	91,200
			66,259,653
		Electric: 1.3%
54,200		Constellation Energy Group, Inc.	3,121,920
22,700	L	Dominion Resources, Inc.	1,752,440
88,600		Edison Intl.	3,863,846
8,910		SCANA Corp.	$350,876
47,600	L	Southern Co.	1,643,628
100,900	L	TXU Corp.	5,064,171
9,100		Wisconsin Energy Corp.	355,446
			16,152,327
		Electrical Components & Equipment: 0.5%
10,300		Ametek, Inc.	438,162
75,400		Emerson Electric Co.	5,632,381
			6,070,543
		Electronics: 0.6%
119,000	@	Agilent Technologies, Inc.	3,961,510
3,400		Amphenol Corp.	150,484
12,991		Arrow Electronics, Inc.	416,102
16,417	@	Avnet, Inc.	393,023
1,700		Brady Corp.	61,506
4,090	@,L	Coherent, Inc.	121,391
4,000	@,L	Cymer, Inc.	142,040
2,690	@,L	Flir Systems, Inc.	60,068
3,113	@,L	Itron, Inc.	124,645
291,524	@,L	Solectron Corp.	1,066,978
1,990	@,L	Trimble Navigation Ltd.	70,625
7,185	@	Varian, Inc.	285,891
			6,854,262
		Energy-Alternate Sources: 0.0%
4,500	@,L	Headwaters, Inc.	159,480
			159,480
		Engineering & Construction: 0.2%
25,700		Fluor Corp.	1,985,582
2,700	@,L	Shaw Group, Inc.	78,543
1,600	@	URS Corp.	60,176
			2,124,301
		Environmental Control: 0.0%
6,120		Republic Services, Inc.	229,806
1,600	@,L	Waste Connections, Inc.	55,136
			284,942
		Food: 0.5%
2,190		Corn Products Intl., Inc.	52,319
6,800	@	Dean Foods Co.	256,088
4,850	L	Flowers Foods, Inc.	133,666
85,617		General Mills, Inc.	4,222,630
12,879		Hormel Foods Corp.	420,886
1,880	L	Nash Finch Co.	47,902
3,900	@,L	Performance Food Group Co.	110,643
2,912	@	Ralcorp Holdings, Inc.	116,218
35,777		Supervalu, Inc.	1,162,037
			6,522,390
		Forest Products & Paper: 0.1%
40,214	L	Louisiana-Pacific Corp.	1,104,679
			1,104,689
		Gas: 0.4%
10,298		Atmos Energy Corp.	269,396
3,550		Energen Corp.	128,936
13,200		Nicor, Inc.	518,892
80,757		Sempra Energy	3,621,144
13,230		UGI Corp.	272,538

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Gas (continued)
16,600		WGL Holdings, Inc.	$498,996
			5,309,902
		Healthcare-Products: 1.4%
8,700		Beckman Coulter, Inc.	495,030
1,655		Cooper Cos., Inc.	84,902
9,772		Dentsply Intl., Inc.	524,659
3,000	@	Haemonetics Corp.	146,580
4,534	@	Hologic, Inc.	171,929
1,086	@	Idexx Laboratories, Inc.	78,170
5,700	@,L	Immucor, Inc.	133,152
172,900		Johnson & Johnson	10,391,290
72,550		Medtronic, Inc.	4,176,704
1,300		Mentor Corp.	59,904
2,420	@	Resmed, Inc.	92,710
6,057	@	Respironics, Inc.	224,533
6,200	L	Varian Medical Systems, Inc.	312,108
1,040		Vital Signs, Inc.	44,533
			16,936,204
		Healthcare-Services: 2.0%
56,200		Aetna, Inc.	5,300,222
12,100	@	Community Health Systems, Inc.	463,914
48,350	@	Coventry Health Care, Inc.	2,754,016
12,700	@	Health Net, Inc.	654,685
48,600	@,L	Humana, Inc.	2,640,438
12,525	@,L	Lincare Holdings, Inc.	524,923
5,546	@,L	Odyssey HealthCare, Inc.	103,377
2,200	@	Pediatrix Medical Group, Inc.	194,854
2,410	@,L	Sierra Health Services	192,704
4,800	@	United Surgical Partners Intl., Inc.	154,320
74,700		UnitedHealth Group, Inc.	4,641,858
93,900	@	WellPoint, Inc.	7,492,281
			25,117,592
		Home Builders: 0.1%
1,180	L	MDC Holdings, Inc.	73,136
800	@,L	Meritage Homes Corp.	50,336
340	@,L	NVR, Inc.	238,680
2,160	L	Standard-Pacific Corp.	79,488
5,600	@,L	Toll Brothers, Inc.	193,984
			635,624
		Home Furnishings: 0.0%
3,135	@,L	Audiovox Corp.	43,451
1,100		Ethan Allen Interiors, Inc.	40,183
3,160	L	Harman Intl. Industries, Inc.	309,206
			392,840
		Household Products/Wares: 0.0%
13,650	L	American Greetings	299,891
2,400		CNS, Inc.	52,584
			352,475
		Housewares: 0.0%
4,090		Toro Co.	179,019
			179,019
		Insurance: 3.9%
9,050	L	American Financial Group, Inc.	346,706
150,800		American Intl. Group, Inc.	10,289,084
6,500	L	AmerUs Group Co.	$368,355
46,550		Chubb Corp.	4,545,608
2,815	@@	Everest Re Group Ltd.	282,485
18,618		Fidelity National Financial, Inc.	684,956
11,900		First American Corp.	539,070
60,700	L	Hartford Financial Services Group, Inc.	5,213,523
10,601	L	Horace Mann Educators Corp.	200,995
3,100		Infinity Property & Casualty Corp.	115,351
2,170	L	Landamerica Financial Group, Inc.	135,408
50,800		Lincoln National Corp.	2,693,924
128,050	L	Metlife, Inc.	6,274,450
12,000		Ohio Casualty Corp.	339,840
9,045		Old Republic International Corp.	237,522
1,830	@,L	Philadelphia Consolidated Holding Co.	176,943
74,687		Principal Financial Group	3,542,404
10,030		Protective Life Corp.	439,013
85,736	S	Prudential Financial, Inc.	6,275,018
10,000	L	Radian Group, Inc.	585,900
35,764		Safeco Corp.	2,020,666
3,030	L	Selective Insurance Group	160,893
8,400		Stancorp Financial Group, Inc.	419,580
2,533	L	Stewart Information Services Corp.	123,281
30,900		Torchmark Corp.	1,718,040
3,900		UICI	138,489
13,100		WR Berkley Corp.	623,822
3,820		Zenith National Insurance Corp.	176,178
			48,667,504
		Internet: 0.5%
3,800	@,L	Checkfree Corp.	174,420
62,600	@,L	eBay, Inc.	2,707,450
16,875	@,L	McAfee, Inc.	457,819
6,300	@,L	Secure Computing Corp.	77,238
900	@,L	Websense, Inc.	59,076
68,000	@,L	Yahoo!, Inc.	2,664,240
			6,140,243
		Iron/Steel: 0.3%
2,100	L	Cleveland-Cliffs, Inc.	185,997
56,700		Nucor Corp.	3,783,024
1,000		Reliance Steel & Aluminum Co.	61,120
			4,030,141
		Leisure Time: 0.4%
24,350	L	Carnival Corp.	1,301,995
75,200	L	Harley-Davidson, Inc.	3,872,048
4,365	@,L	Multimedia Games, Inc.	40,376
1,450	L	Polaris Industries, Inc.	72,790
			5,287,209
		Lodging: 0.0%
1		Harrah’s Entertainment, Inc.	71
			71

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.0%
4,500	L	JLG Industries, Inc.	$205,470
5,700		Joy Global, Inc.	228,000
			433,470
		Machinery-Diversified: 0.1%
3,435	L	Applied Industrial Technologies, Inc.	115,725
1,800	L	Briggs & Stratton Corp.	69,822
5,100	L	Cognex Corp.	153,459
1,789		IDEX Corp.	73,546
7,300		Nordson Corp.	295,723
			708,275
		Media: 1.5%
129,600	@,L	Comcast Corp.	3,364,416
88,100		McGraw-Hill Cos, Inc.	4,548,603
145,900	L	News Corp., Inc.	2,268,745
279,450		Time Warner, Inc.	4,873,608
94,800		Viacom, Inc.	3,090,480
230	L	Washington Post	175,950
			18,321,802
		Metal Fabricate/Hardware: 0.1%
1,700	L	AM Castle & Co.	37,128
5,380		Commercial Metals Co.	201,965
3,900	L	Kaydon Corp.	125,346
14,150		Precision Castparts Corp.	733,112
2,991	L	Quanex Corp.	149,460
2,800		Valmont Industries, Inc.	93,688
			1,340,699
		Mining: 0.3%
64,400	L	Freeport-McMoRan Copper & Gold, Inc.	3,464,720
			3,464,720
		Miscellaneous Manufacturing: 2.5%
105,650		3M Co.	8,187,875
5,000	L	Acuity Brands, Inc.	159,000
3,100		AO Smith Corp.	108,810
3,472		Aptargroup, Inc.	181,238
3,500	@	EnPro Industries, Inc.	94,325
627,300		General Electric Co.	21,986,865
2,920		Roper Industries, Inc.	115,369
6,367		Teleflex, Inc.	413,728
			31,247,210
		Office Furnishings: 0.0%
11,902		Herman Miller, Inc.	335,517
			335,517
		Oil & Gas: 6.0%
66,900	L	Burlington Resources, Inc.	5,766,780
133,286	L	ChevronTexaco Corp.	7,566,646
6,860	L	Cimarex Energy Co.	295,049
170,600	L	ConocoPhillips	9,925,508
86,150	L	Devon Energy Corp.	5,387,821
57,300		EOG Resources, Inc.	4,204,101
526,650		Exxon Mobil Corp.	29,582,013
5,500		Frontier Oil Corp.	206,415
7,500		Helmerich & Payne, Inc.	464,325
18,300		Noble Energy, Inc.	737,490
3,070	@	Petroleum Development Corp.	$102,354
8,800		Pogo Producing Co.	438,328
19,100	@	Pride International, Inc.	587,325
40,400	L	Sunoco, Inc.	3,166,552
3,550	@,L	Swift Energy Co.	159,999
111,700	L	Valero Energy Corp.	5,763,720
4,800		Vintage Petroleum, Inc.	255,984
			74,610,410
		Oil & Gas Services: 0.4%
300	@	Cal Dive International, Inc.	10,767
13,800	@,L	Cooper Cameron Corp.	571,320
34,800	L	Schlumberger Ltd.	3,380,820
9,200	L	Tidewater, Inc.	409,032
4,400	@,L	Veritas DGC, Inc.	156,156
			4,528,095
		Pharmaceuticals: 2.8%
93,200		Abbott Laboratories	3,674,876
4,900		Alpharma, Inc.	139,699
62,200	L	AmerisourceBergen Corp.	2,575,080
11,450	@	Barr Pharmaceuticals, Inc.	713,221
42,500	@,L	Express Scripts, Inc.	3,561,500
45,300	@	Hospira, Inc.	1,937,934
10,100	@	IVAX Corp.	316,433
70,300	@	King Pharmaceuticals, Inc.	1,189,476
1,900		Medicis Pharmaceutical	60,895
301,900		Merck & Co., Inc.	9,603,439
5,600	L	Omnicare, Inc.	320,432
436,150		Pfizer, Inc.	10,171,018
5,600	@	Theragenics Corp.	16,912
1,500	@,L	USANA Health Sciences, Inc.	57,540
			34,338,455
		Pipelines: 0.1%
9,400		Equitable Resources, Inc.	344,886
14,750		Questar Corp.	1,116,575
			1,461,461
		Real Estate Investment Trust: 0.1%
1,500	L	Colonial Properties Trust	62,970
5,350		Developers Diversified Realty Corp.	251,557
3,300		Entertainment Properties Trust	134,475
780		Essex Property Trust, Inc.	71,916
200		Kilroy Realty Corp.	12,380
1,910		New Century Financial Corp.	68,894
11,700		Weingarten Realty Investors	442,377
			1,044,569
		Retail: 4.3%
4,150	L	Abercrombie & Fitch Co.	270,497
5,250	@,L	Advance Auto Parts	228,165
19,370	L	American Eagle Outfitters	445,123
8,890	L	Barnes & Noble, Inc.	379,336
92,425		Best Buy Co., Inc.	4,018,639
2,500	L	Burlington Coat Factory Warehouse Corp.	100,525
5,083		Casey’s General Stores, Inc.	126,058
4,784	L	Cato Corp.	102,617
4,000	@,L	CEC Entertainment, Inc.	136,160
17,800	@,L	Chico’s FAS, Inc.	781,954

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
2,577	@,L	Childrens Place	$127,355
15,060		Claire’s Stores, Inc.	440,053
37,950		Darden Restaurants, Inc.	1,475,496
3,000	@	Dress Barn, Inc.	115,830
171,400		Gap, Inc.	3,023,496
3,000	@,L	Genesco, Inc.	116,370
900	@,L	Guitar Center, Inc.	45,009
4,352	@,L	Hibbett Sporting Goods, Inc.	123,945
125,500		Home Depot, Inc.	5,080,240
2,400	L	IHOP Corp.	112,584
68,750		JC Penney Co., Inc.	3,822,500
2,700	L	Landry’s Restaurants, Inc.	72,117
2,800		Longs Drug Stores Corp.	101,892
44,100		Lowe’s Cos., Inc.	2,939,706
200,500		McDonald’s Corp.	6,760,860
5,100	@,L	Men’s Wearhouse, Inc.	150,144
6,440		Michaels Stores, Inc.	227,783
67,000	L	Nordstrom, Inc.	2,505,800
15,200	@	O’Reilly Automotive, Inc.	486,552
14,000	@	Pacific Sunwear of California	348,880
2,780	@,L	Panera Bread Co.	182,590
1,667	@,L	Papa John’s Intl., Inc.	98,870
13,175	@,L	Payless Shoesource, Inc.	330,693
800	@	PF Chang’s China Bistro, Inc.	39,704
6,800		Ross Stores, Inc.	196,520
4,305	@,L	Select Comfort Corp.	117,742
4,385	L	Sonic Automotive, Inc.	97,698
1,840	@	Sonic Corp.	54,280
174,500		Staples, Inc.	3,962,895
45,800	@	Starbucks Corp.	1,374,458
52,100		Target Corp.	2,863,937
4,110	@	Too, Inc.	115,943
1,200	@,L	Tractor Supply Co.	63,528
147,750		Wal-Mart Stores, Inc.	6,914,700
33,400	L	Wendy’s Intl., Inc.	1,845,684
5,500	@,L	Williams-Sonoma, Inc.	237,325
			53,162,253
		Savings & Loans: 0.0%
4,000	@	Franklin Bank Corp.	71,960
			71,960
		Semiconductors: 2.4%
4,165	@,L	DSP Group, Inc.	104,375
115,000	@	Freescale Semiconductor, Inc.	2,894,550
592,150		Intel Corp.	14,780,064
13,300	@,L	Lam Research Corp.	474,544
13,900	@,L	Micrel, Inc.	161,240
18,110	L	Microchip Technology, Inc.	582,237
2,100	L	Microsemi Corp.	58,086
103,000	L	National Semiconductor Corp.	2,675,940
7,100	@	Silicon Laboratories, Inc.	260,286
1,973	@	Supertex, Inc.	87,305
232,450		Texas Instruments, Inc.	7,454,672
29,553	@	Triquint Semiconductor, Inc.	131,511
1,380	@,L	Varian Semiconductor Equipment Associates, Inc.	60,623
			29,725,433
		Software: 2.6%
3,116	@,L	Advent Software, Inc.	90,084
3,500	@,L	Ansys, Inc.	149,415
65,500	L	Autodesk, Inc.	$2,813,225
109,300		Automatic Data Processing, Inc.	5,015,777
65,400	@,L	BMC Software, Inc.	1,340,046
1,080	@,L	Cerner Corp.	98,183
49,500	@,L	Citrix Systems, Inc.	1,424,610
107,150	@	Compuware Corp.	961,136
8,429	@	D&B Corp.	564,406
5,204	@	Filenet Corp.	134,523
5,360		Global Payments, Inc.	249,830
5,572	@	Hyperion Solutions Corp.	199,589
54,300	@,L	Intuit, Inc.	2,894,190
532,750		Microsoft Corp.	13,931,413
4,069	@	MRO Software, Inc.	57,129
104,200	@	Novell, Inc.	920,086
59,100	@	Parametric Technology Corp.	360,510
1,300	@,L	Quality Systems, Inc.	99,788
4,763	@	Serena Software, Inc.	111,645
2,773	@	SPSS, Inc.	85,769
13,400	@	Sybase, Inc.	292,924
7,100	@,L	Transaction Systems Architects, Inc.	204,409
			31,998,687
		Telecommunications: 3.5%
730,600		AT&T, Inc.	17,892,394
707,050	@	Cisco Systems, Inc.	12,104,696
4,725	L	Commonwealth Telephone Enterprises, Inc.	159,563
12,383	L	Harris Corp.	532,593
3,100	@,L	Intrado, Inc.	71,362
341,850		Motorola, Inc.	7,722,392
96,000		Qualcomm, Inc.	4,135,680
6,775	L	Telephone & Data Systems, Inc.	244,103
2,300	@	Tollgrade Communications, Inc.	25,139
			42,887,922
		Toys/Games/Hobbies: 0.1%
53,247	L	Hasbro, Inc.	1,074,524
4,297	@,L	Jakks Pacific, Inc.	89,979
			1,164,503
		Transportation: 1.1%
3,200	L	Arkansas Best Corp.	139,776
7,950	L	CH Robinson Worldwide, Inc.	294,389
64,200		CSX Corp.	3,259,434
5,127		Landstar System, Inc.	214,001
95,875		Norfolk Southern Corp.	4,298,076
6,105	L	Overseas Shipholding Group	307,631
62,400	L	United Parcel Service, Inc.	4,689,360
			13,202,667
		Trucking & Leasing: 0.0%
9,202	L	GATX Corp.	332,008
			332,008
		Total Common Stock (Cost $725,488,844)	778,354,287
PREFERRED STOCK: 0.7%
		Banks: 0.2%
186		DG Funding Trust	1,982,063
			1,982,063

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Diversified Financial Services: 0.1%
59,000	C	Merrill Lynch & Co., Inc.	$1,504,500
17,125	C	National Rural Utilities Cooperative Finance Corp.	404,150
			1,908,650
		Insurance: 0.3%
22,000	@@	Aegon NV	548,900
60,178	@@	Aegon NV	1,520,096
59,875	C	Metlife, Inc.	1,551,960
			3,620,956
		Telecommunications: 0.1%
604	@@,#	Centaur Funding Corp.	782,558
			782,558
		Total Preferred Stock
		(Cost $8,275,535)	8,294,227
WARRANTS: 0.0%
		Aerospace/Defense: 0.0%
2,978		Timco Aviation Services, 0.000%, due 12/31/07	89
		Total Warrant (Cost $0)	89

Principal Amount			Value
CORPORATE BONDS/NOTES: 8.8%

		Aerospace/Defense: 0.1%
$ 740,000		Northrop Grumman Corp., 7.000%, due 03/01/06	742,571
490,000		Northrop Grumman Space & Mission Systems Corp., 7.625%, due 03/15/06	491,744
			1,234,315
		Airlines: 0.0%
253,075	**,L	United Airlines, Inc., 6.602%, due 09/01/13	250,039
			250,039
		Banks: 1.8%
1,460,000	@@,L	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	1,250,693
671,034	@@,#	Banco Itau SA/Cayman Islands, 4.320%, due 09/20/08	666,807
903,000	@@,#,S	Banco Santander Chile SA, 4.810%, due 12/09/09	900,836
820,000	@@,S	Banco Santander Chile SA, 7.375%, due 07/18/12	914,089
480,000	@@	Bank of Ireland, 4.750%, due 12/29/49	416,581
520,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	440,114
220,000	@@	Bank of Scotland, 3.750%, due 11/30/49	190,300
94,000		BankAmerica Capital II, 8.000%, due 12/15/26	99,859
$ 446,000	@@,S	Barclays Bank PLC, 6.278%, due 12/15/49	$449,073
817,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	793,097
404,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	423,391
730,000	@@	Den Norske Bank ASA, 4.186%, due 08/29/49	615,025
694,000	#,S	Dresdner Funding Trust I, 8.151%, due 06/30/31	855,826
351,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	371,494
540,000	@@,S	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	537,531
1,000	S	Fleet Capital Trust II, 7.920%, due 12/11/26	1,061
1,551,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	1,550,474
1,280,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	1,075,200
692,000		Huntington Capital Trust I, 4.943%, due 02/01/27	658,640
700,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	609,085
701,000	S	M&T Bank Corp., 3.850%, due 04/01/13	685,211
474,000	S	Mellon Capital I, 7.720%, due 12/01/26	502,196
455,000	@@,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	493,279
490,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	418,310
595,000	S	PNC Funding Corp., 4.500%, due 03/10/10	584,192
368,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	361,568
5,000	@@,#,L	Resona Bank Ltd., 5.850%, due 09/01/49	4,988
1,500,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	1,305,869
500,000	@@	Societe Generale, 4.656%, due 11/29/49	428,799
1,040,000	@@	Standard Chartered PLC, 4.813%, due 07/29/49	834,600
2,260,000	@@,L	Standard Chartered PLC, 4.875%, due 11/29/49	1,808,000
732,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	776,877
116,000		Wachovia Corp., 5.500%, due 08/01/35	113,426
650,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	546,517
			21,683,008
		Beverages: 0.1%
814,000	@@,S	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	955,433
			955,433

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

	Principal Amount			Value
			Building Materials: 0.1%
	$830,000		Masco Corp., 6.750%, due 03/15/06	$832,971
				832,971
			Chemicals: 0.2%
	183,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	185,922
	200,000		Stauffer Chemical, 5.250%, due 04/15/10	160,602
	440,000		Stauffer Chemical, 7.540%, due 04/15/17	236,095
	1,321,000		Union Carbide Corp., 7.750%, due 10/01/96	1,419,117
				2,001,736
			Commercial Services: 0.1%
	1,700,000		Tulane University of Louisiana, 5.168%, due 11/15/12	1,705,950
				1,705,950
			Diversified Financial Services: 2.9%
	552,000	@@,#,I,S	Alpine III, 10.340%, due 08/16/14	567,706
	215,000	@@,#,I,S	Alpine III, 4.882%, due 08/16/14	215,579
	215,000	@@,#,I,S	Alpine III, 5.290%, due 08/16/14	215,584
	323,000	@@,#,I,S	Alpine III, 7.090%, due 08/16/14	324,587
	247,831	@@,#,S	Arcel Finance Ltd., 5.984%, due 02/01/09	250,743
	429,000	@@,#,S	Arcel Finance Ltd., 6.361%, due 05/01/12	422,731
	440,510	@@,#,S	Arcel Finance Ltd., 7.048%, due 09/01/11	472,244
	360,000	#	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	371,354
	260,000	#	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	268,512
	1,371,316	#,S	Astoria Depositor Corp., 7.902%, due 05/01/21	1,406,223
	2,263,000	#,S	Astoria Depositor Corp., 8.144%, due 05/01/21	2,349,118
	987,993	@@,#,S	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	991,698
	1,125,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	1,104,631
	703,000	S	Citigroup Capital II, 7.750%, due 12/01/36	739,788
	1,116,000	#,S	Corestates Capital Trust I, 8.000%, due 12/15/26	1,183,338
	2,960,000		Countrywide Financial Corp., 4.720%, due 04/11/07	2,962,951
	635,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	530,225
	679,000		Fund American Cos, Inc., 5.875%, due 05/15/13	686,168
	$1,762,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	$1,599,912
	1,323,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	1,270,634
	625,000	L,S	Goldman Sachs Group, Inc., 4.620%, due 03/02/10	625,721
	702,000	#,S	HVB Funding Trust III, 9.000%, due 10/22/31	949,775
	345,000		International Lease Finance Corp., 5.000%, due 04/15/10	343,479
	560,000	S	JPM Capital Trust I, 7.540%, due 01/15/27	591,526
	621,000	S	JPM Capital Trust II, 7.950%, due 02/01/27	661,769
	1,362,000	#,S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	1,356,094
	749,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	734,527
	1,960,000		Morgan Stanley, 4.465%, due 02/15/07	1,962,560
	984,000	@@	Paribas, 4.625%, due 12/31/49	850,527
	441,000	@@,S	Petroleum Export Ltd., 4.623%, due 06/15/10	437,090
	635,000	@@,#,S	Petroleum Export Ltd/ Cayman SPV, 5.265%, due 06/15/11	629,702
	1,305,489	@@,#,S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	1,304,294
	1,338,000	#	Piper Jaffray Equipment Trust Securities, 7.000%, due 09/10/13	1,251,030
	283,000		Residential Capital Corp., 6.375%, due 06/30/10	287,838
	277,000	L	Residential Capital Corp., 6.875%, due 06/30/15	294,851
JPY	500,000,000	@@	Takefuji Corp., 1.000%, due 03/01/34	2,249,428
	$4,600,000	#	Toll Road Investment, 18.110%, due 02/15/45	561,784
	574,000	#	Twin Reefs Pass-Through Trust, 5.420%, due 12/10/49	574,614
	755,000	@@,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	820,559
	459,000	#	Wachovia Capital Trust V, 7.965%, due 06/01/27	492,134
	1,330,000	#,L	ZFS Finance USA Trust I, 6.450%, due 12/15/65	1,351,033
				36,264,061
			Electric: 0.9%
	959,445	S	CE Generation LLC, 7.416%, due 12/15/18	1,031,950
	955,000	S	Consumers Energy Co., 4.250%, due 04/15/08	935,843
	1,277,000	@@,L,S	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	1,498,364

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$871,000	S	Entergy Gulf States, Inc., 5.120%, due 08/01/10	$850,490
775,000	S	Enterprise Capital Trust II, 5.747%, due 06/30/28	769,181
647,000	L	FirstEnergy Corp., 6.450%, due 11/15/11	686,655
1,115,000		FirstEnergy Corp., 7.375%, due 11/15/31	1,319,804
709,990	#	Juniper Generation, 6.790%, due 12/31/14	692,844
557,000	@@,+	Korea Electric Power Corp., 0.560%, due 04/01/96	336,985
658,000	#,L	Mirant North America LLC, 7.375%, due 12/31/13	668,693
727,000		NorthWestern Corp., 5.875%, due 11/01/14	732,002
594,000	S	Potomac Edison Co., 5.000%, due 11/01/06	594,921
362,000	#,S	Power Contract Financing LLC, 6.256%, due 02/01/10	367,529
144,076	S	PPL Montana LLC, 8.903%, due 07/02/20	166,188
191,000	S	Sierra Pacific Power Co., 6.250%, due 04/15/12	194,820
251,121	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	261,106
			11,107,375
		Food: 0.1%
218,000	S	Delhaize America, Inc., 8.050%, due 04/15/27	224,756
278,000	S	Delhaize America, Inc., 8.125%, due 04/15/11	304,429
1,003,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	1,019,244
			1,548,429
		Foreign Government Bonds: 0.2%
3,000,000	@@	KAUP BANK, 6.600%, due 12/28/15	3,015,000
			3,015,000
		Forest Products & Paper: 0.0%
514,000		Georgia-Pacific Corp., 7.250%, due 06/01/28	458,103
			458,103
		Gas: 0.1%
1,289,000	#,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	1,320,601
			1,320,601
		Home Builders: 0.0%
50,000	S	Technical Olympic USA, Inc., 9.000%, due 07/01/10	50,813
			50,813
		Insurance: 0.3%
899,000	L,S	AON Capital Trust, 8.205%, due 01/01/27	1,070,772
368,000	#	North Front Pass - Thru, 5.810%, due 12/15/24	368,977
$462,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	$459,062
1,568,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	1,697,547
			3,596,358
		Media: 0.2%
555,000	L	Comcast Corp., 5.650%, due 06/15/35	512,424
497,000	S	Cox Communications, Inc., 6.850%, due 01/15/18	522,584
1,439,000	#	News America, Inc., 6.400%, due 12/15/35	1,455,262
			2,490,270
		Mining: 0.1%
616,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	712,250
			712,250
		Multi-National: 0.0%
483,000	@@,S	Corp Andina de Fomento, 5.125%, due 05/05/15	476,594
			476,594
		Oil & Gas: 0.4%
498,000	S	Amerada Hess Corp., 6.650%, due 08/15/11	535,755
490,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	471,038
397,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	428,157
557,000	@@	Husky Oil Co., 8.900%, due 08/15/28	600,216
249,000	#,L	Pemex Project Funding Master Trust, 5.750%, due 12/15/15	248,066
988,000	#,S	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	1,025,050
809,000	@@,#,S	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	804,360
430,000	@@,#	Ras Laffan LNG III, 5.838%, due 09/30/27	432,700
682,000	@@,#,S	Tengizchevroil, 6.124%, due 11/15/14	697,004
			5,242,346
		Pharmaceuticals: 0.1%
750,000	S	AmerisourceBergen Corp., 5.625%, due 09/15/12	753,750
238,000	#,S	AmerisourceBergen Corp., 5.875%, due 09/15/15	241,273
			995,023
		Pipelines: 0.2%
2,051,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	2,071,510
861,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	863,169
			2,934,679

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate: 0.1%
$677,000	L,S	EOP Operating LP, 7.750%, due 11/15/07	$709,480
			709,480
		Real Estate Investment Trust: 0.2%
127,000	S	Liberty Property LP, 6.375%, due 08/15/12	134,059
646,000	S	Liberty Property LP, 7.750%, due 04/15/09	694,809
572,000	S	Simon Property Group LP, 4.875%, due 03/18/10	565,115
894,000	S	Simon Property Group LP, 6.375%, due 11/15/07	913,926
			2,307,909
		Retail: 0.1%
765,000	S	May Department Stores Co., 3.950%, due 07/15/07	752,516
			752,516
		Savings & Loans: 0.0%
507,000	S	Great Western Financial, 8.206%, due 02/01/27	541,547
			541,547
		Telecommunications: 0.3%
543,000	S	AT&T Corp., 9.750%, due 11/15/31	684,098
628,000	S	BellSouth Corp., 4.200%, due 09/15/09	610,544
466,000	@@,S	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	528,832
204,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	236,005
336,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	335,781
487,000	@@,S	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	480,864
831,000	L	Verizon Global Funding Corp., 5.850%, due 09/15/35	803,569
			3,679,693
		Transportation: 0.2%
1,523,000	L	BNSF Funding Trust I, 6.613%, due 12/15/55	1,591,428
496,000	@@,#,S	MISC Capital Ltd., 5.000%, due 07/01/09	494,476
			2,085,905
		Total Corporate Bonds/Notes (Cost $109,291,466)	108,952,404

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.4%

		Federal Home Loan Bank: 0.5%
4,335,000	L,S	3.250%, due 12/17/07	4,219,008
2,155,000	L	4.125%, due 10/19/07	2,133,536
			6,352,544
		Federal Home Loan Mortgage Corporation: 3.3%
$2,136,000		3.875%, due 06/15/08	$2,094,897
2,134,000		4.000%, due 08/17/07	2,109,860
4,378,000		4.375%, due 11/16/07	4,350,843
2,047,000		4.500%, due 02/15/20	1,938,642
222,586	S	4.500%, due 12/15/16	219,904
4,266,000		4.625%, due 12/19/08	4,258,714
2,387,000	S	5.000%, due 04/15/23	2,335,732
937,000		5.000%, due 05/15/20	924,548
2,417,139		5.000%, due 08/15/16	2,400,082
2,761,869	S	5.000%, due 08/15/21	2,745,015
427,743		5.038%, due 04/01/35	420,356
1,428,112		5.220%, due 06/01/35	1,413,840
2,362,647	S	5.500%, due 11/15/18	2,389,048
410		5.500%, due 05/01/23	411
1,707,000	W	5.500%, due 01/01/34	1,691,531
1,628,000	S	5.875%, due 03/21/11	1,698,338
8,913,383	S	6.000%, due 01/15/29	9,088,853
408,982	S	6.500%, due 11/01/28	420,977
			40,501,591
		Federal National Mortgage Association: 6.3%
4,293,000		3.875%, due 07/15/08	4,209,016
1,280,000	L	4.250%, due 09/15/07	1,270,068
622,000	W	4.500%, due 01/15/19	605,284
128,000	W	4.500%, due 11/15/36	120,560
482,080		4.519%, due 04/25/35	482,771
879,049		4.639%, due 08/01/35	860,906
2,403,000		4.750%, due 12/25/42	2,393,084
2,237,230		4.818%, due 08/01/35	2,202,302
5,390,000	W	5.000%, due 01/15/20	5,332,731
10,095,000	W	5.000%, due 01/15/36	9,782,681
2,086,000	S	5.250%, due 08/01/12	2,108,913
5,355,000	W	5.500%, due 01/12/36	5,303,121
4,855,000	W	5.500%, due 01/15/20	4,885,344
1,719,765		5.500%, due 11/01/32	1,708,194
8,993,929		5.500%, due 11/01/33	8,932,084
4,861,000	W	6.000%, due 01/15/34	4,906,572
613,954	S	6.000%, due 03/01/17	627,782
305,734	S	6.000%, due 04/01/17	312,624
118,083	S	6.000%, due 06/01/16	120,744
396,706	S	6.000%, due 06/01/17	405,641
586,774	S	6.000%, due 07/01/16	599,996
210,428	S	6.000%, due 08/01/16	215,170
81,611	S	6.000%, due 09/01/17	83,449
149,975	S	6.000%, due 10/01/16	153,354
84,044	S	6.000%, due 10/01/17	85,937
393,345		6.000%, due 11/01/17	402,208
423,597	S	6.000%, due 12/01/17	433,138
404,098	S	6.000%, due 12/01/18	413,190
4,879,115	S	6.000%, due 07/25/29	4,978,366
2,534,056	S	6.000%, due 04/25/31	2,603,047
57,000	W	6.000%, due 01/15/36	57,570
2,631,000	W	6.500%, due 01/15/35	2,699,243
2,932,908		6.500%, due 04/01/30	3,021,283
1,922,000		6.625%, due 11/15/10	2,079,193
128,923		7.000%, due 01/01/30	134,695
198,067		7.000%, due 03/01/30	206,936
93,505		7.000%, due 01/01/31	97,639
75,091		7.000%, due 01/01/32	78,411
10,322		7.000%, due 04/01/32	10,775
21,842		7.000%, due 05/01/32	22,800
152,898		7.000%, due 06/01/29	159,793

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$1,504,994		7.000%, due 06/01/31	$1,573,481
55,318		7.000%, due 07/01/32	57,745
839		7.000%, due 08/01/29	876
291,216		7.000%, due 08/01/31	304,091
7,787		7.000%, due 10/01/29	8,136
12,381		7.000%, due 10/01/31	12,929
209,417		7.000%, due 11/01/29	218,794
219,091		7.500%, due 10/01/30	229,679
113,093		7.500%, due 11/01/30	118,558
945,034		7.500%, due 01/25/48	985,478
			78,616,382
		Government National Mortgage Association: 0.3%
49,448		4.125%, due 12/20/29	49,217
190,579	S	4.375%, due 04/20/28	191,349
215,042		6.500%, due 10/15/31	224,829
631,174	S	7.000%, due 09/15/24	664,808
1,050,234	S	7.000%, due 10/15/24	1,106,205
185,480	S	7.000%, due 11/15/24	195,331
1,692,927	S	7.500%, due 12/15/23	1,793,509
			4,225,248
		Total U.S. Government Agency Obligations (Cost $130,606,955)	129,695,765

U.S. TREASURY OBLIGATIONS: 7.8%

		U.S. Treasury Bonds: 3.4%
3,424,000		4.600%, due 05/15/16	2,147,461
20,339,000	L	4.500%, due 11/15/15	20,512,207
6,348,000	L	5.375%, due 02/15/31	7,132,575
3,044,000	L	6.000%, due 02/15/26	3,590,495
3,595,000	L	7.250%, due 05/15/16	4,415,393
3,138,000	L	9.250%, due 02/15/16	4,349,685
			42,147,816
		U.S. Treasury Notes: 4.4%
536,000	L	4.250%, due 11/30/07	534,597
2,617,000	L	4.375%, due 11/15/08	2,618,227
51,284,000	L	4.375%, due 12/15/10	51,340,105
			54,492,929
		Total U.S. Treasury Obligations (Cost $96,238,496)	96,640,745

ASSET-BACKED SECURITIES: 2.0%

		Automobile Asset Backed Securities: 0.3%
127,613		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	126,858
221,321		Household Automotive Trust, 2.310%, due 04/17/08	220,202
1,400,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,367,135
1,500,485	S	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,481,464
			3,195,659
		Credit Card Asset Backed Securities: 0.2%
$285,000	S	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	$275,065
775,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	778,383
1,270,000		Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	1,269,638
			2,323,086
		Home Equity Asset Backed Securities: 0.7%
1,648,534		Bayview Financial Acquisition Trust, 4.879%, due 09/28/43	1,651,004
198,807	S	GMAC Mortgage Corp. Loan Trust, 4.609%, due 12/25/20	198,956
4,664,000		GSAA Trust, 5.242%, due 06/25/34	4,642,224
475,040	S	Merrill Lynch Mortgage Investors, Inc., 4.739%, due 07/25/34	477,105
507,648		New Century Home Equity Loan Trust, 4.629%, due 08/25/34	508,018
762,905		QFA Royalties LLC, 7.300%, due 02/20/25	765,080
593,094		Saxon Asset Securities Trust, 3.960%, due 06/25/33	591,625
			8,834,012
		Other Asset Backed Securities: 0.8%
328,723		Amortizing Residential Collateral Trust, 4.879%, due 05/25/32	329,089
327,590		Chase Funding Mortgage Loan, 4.679%, due 07/25/33	328,422
5,095,886	S	PP&L Transition Bond Co. LLC, 7.050%, due 06/25/09	5,195,715
206,833		Residential Asset Mortgage Products, Inc., 4.689%, due 06/25/33	207,266
3,974,709	+	Structured Asset Securities Corp., 6.000%, due 03/25/34	3,977,495
			10,037,986
		Total Asset-Backed Securities (Cost $24,481,547)	24,390,744

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.5%

		Commercial Mortgage Backed Securities: 1.9%
1,412,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,380,367
2,060,000	S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,212,023

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage Backed Securities (continued)
$2,187,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	$2,102,964
1,199,028		CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,155,095
1,600,000	S	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	1,666,148
1,394,984		Ge Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	1,362,384
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	980,796
547,477		JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	533,913
2,925,160		JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	2,988,494
3,150,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,268,442
3,000,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	3,258,998
2,505,662	S	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	2,573,693
178,920		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	171,884
600,000		Prudential Securities Secured Financing Corp., 6.649%, due 07/15/08	623,114
			24,278,315
		Whole Loan Collateral CMO: 3.6%
1,870,755		Bank of America Funding Corp., 5.278%, due 09/20/35	1,839,139
3,167,325		Bank of America Funding Corp., 5.750%, due 09/20/34	3,143,332
1,001,343	S	Bank of America Mortgage Securities, 5.250%, due 11/25/19	999,482
937,233		Bank of America Mortgage Securities, 5.500%, due 11/25/33	905,583
2,258,878		Bank of America Mortgage Securities, 5.500%, due 06/25/35	2,255,277
453,833		Bear Stearns Alt-A Trust, 4.699%, due 07/25/34	454,627
629,638		Citigroup Mortgage Loan Trust, Inc., 4.499%, due 02/25/35	630,103
493,825		Countrywide Alternative Loan Trust, 4.679%, due 02/25/35	494,265
$2,600,340	S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	$2,603,497
6,830,934		Countrywide Home Loan Mortgage Pass Through Trust, 4.721%, due 02/25/35	6,862,957
1,793,511	S	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	1,765,511
693,698		First Horizon Asset Securities, Inc., 5.403%, due 10/25/35	691,701
2,097,824		GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	2,072,257
713,814	#	GSMPS Mortgage Loan Trust, 4.729%, due 01/25/35	715,598
452,068	S	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	444,503
752,493		Harborview Mortgage Loan Trust, 4.720%, due 01/19/35	751,614
1,110,081	S	Homebanc Mortgage Trust, 4.809%, due 08/25/29	1,115,555
3,233,810		Mastr Adjustable Rate Mortgages Trust, 5.367%, due 06/25/35	3,179,255
2,651,352	S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	2,663,764
508,510		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	513,802
847,271		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	865,839
443,708		MLCC Mortgage Investors, Inc., 4.699%, due 01/25/29	444,266
401,327		Sequoia Mortgage Trust, 4.640%, due 01/20/35	401,713
910,161		Structured Asset Mortgage Investments, Inc., 4.610%, due 04/19/35	909,592
1,183,000		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35	1,205,122
770,209		Washington Mutual, Inc., 4.629%, due 01/25/45	770,828
209,168		Washington Mutual, Inc., 4.670%, due 06/25/44	209,414
1,149,558		Washington Mutual, Inc., 4.689%, due 01/25/45	1,150,713
2,096,305		Washington Mutual, Inc., 6.000%, due 06/25/34	2,100,892
2,225,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,122,902
			44,283,103
		Total Collateralized Mortgage Obligations (Cost $69,941,994)	68,561,418

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount				Value
MUNICIPAL BONDS: 0.1%

		Municipal: 0.1%
$215,000		New York, 5.000%, due 04/01/35		$221,398
510,000	S	New York, 5.000%, due 11/01/08		531,201
510,000	S	New York, 5.000%, due 11/01/11		545,792
510,000	S	New York, 5.000%, due 11/01/15		549,535
				1,847,926
		Total Municipal Bonds (Cost $1,873,323)		1,847,926

OTHER BONDS: 0.1%

		Foreign Government Bonds: 0.1%
237,000	@@,L	Mexico Government Bond, 6.625%, due 03/03/15		260,108
359,322	@@	Republica Orient Uruguay, 10.500%, due 10/20/06		542,872
				802,980
		Total Other Bonds (Cost $630,381)		802,976
		Total Long-Term Investments (Cost $1,166,828,541)		1,217,540,580

SHORT-TERM INVESTMENTS: 23.4%

		Commercial Paper: 1.5%
12,000,000	#,S	Concord Minutemen Capital Co. LLC, 4.669%, due 01/10/07		11,989,560
6,000,000	S	Daimler Chrysler, 4.450%, due 01/18/06		5,986,680
		Total Commercial Papers (Cost $17,987,226)		17,976,240

		Repurchase Agreement: 3.2%
39,424,000		Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $39,442,529 to be received upon repurchase (Collateralized by $40,700,000 Federal Credit Savings Bureau, 2.580%-5.875%, Market Value plus accrued interest $40,216,995 due 03/01/07-06/22/20)		39,424,000
		Total Repurchase Agreement (Cost $39,424,000)		39,424,000

Shares				Value
		Securities Lending Collateralcc: 18.7%
231,954,000		The Bank of New York Institutional Cash Reserve Fund		$231,954,000
		Total Securities Lending Collateral (Cost $231,954,000)		231,954,000
		Total Short-Term Investments (Cost $289,365,226)		289,354,240
		Total Investments In Securities (Cost $1,456,193,767)*	121.6%	$1,506,894,820
		Other Assets and Liabilities-Net	(21.6)	(267,397,937)
		Net Assets	100.0%	$1,239,496,883

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
**	Defaulted security
*	Cost for federal income tax purposes is $1,473,810,851
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$53,930,253
	Gross Unrealized Depreciation	(20,846,284)
	Net Unrealized Appreciation	$33,083,969

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P MID 400 EMINI MAR06	6	$445,920	03/17/06	$(5,866)
US 10YR NOTE FUT MAR06	81	8,861,906	03/22/06	78,064
USH6 FUTURE US 30YR CBT	124	14,159,250	03/31/06	282,952
		$23,467,076		$355,150

Short Contracts
U.S. 2 year Note	37	$(7,591,938)	03/31/06	$(5,576)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Information concerning the Interest Rate Swap Agreements outstanding for the ING VP Balanced Portfolio at December 31, 2005, is shown below:

	Termination Date	Unrealized Appreciation (Depreciation)
Receive a floating rate equal to 3-month USD-LIBOR plus 2.51% on $793,400 and pay a floating rate equal to 3-month JPY-LIBOR plus 1.7% on ¥87,584,000. Upon termination of the contract, receive $793,400 and pay ¥87,584,000. Counterparty: UBS AG	03/01/34	$61,207
Receive a floating rate equal to 3-month JPY-LIBOR plus 1.7% on ¥158,550,000 and pay a fixed rate equal to 1.0% on ¥300,000,000. Upon termination of the contract, receive ¥158,550,000 and pay ¥300,000,000. Counterparty: UBS AG	03/01/34	17,797
Receive a floating rate equal to 6-month USD-LIBOR plus 2.62% on $472,273 and pay a fixed rate equal to 1.0% on ¥100,000,000. Upon termination of the contract, receive $472,273 and pay ¥100,000,000. Counterparty: UBS AG	03/01/34	45,901
Receive a floating rate equal to 3-month USD-LIBOR plus 2.48% on $457,333.25 and pay a fixed rate equal to 1.0% on ¥100,000,000. Upon termination of the contract, receive $457,333.25 and pay ¥100,000,000. Counterparty: UBS AG	03/01/34	8,294
		$133,199

Information concerning the Credit Default Agreements outstanding for the ING VP Balanced Portfolio at December 31, 2005 is shown below:

	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Albertson’s Inc. Receive $655,000 in the event of default and pay 1.850% Counterparty: UBS AG	03/20/11	$655,000	$4,963
Georgia Pacific Receive $263,000 in the event of default and pay 3.550% Counterparty: Citigroup	12/20/10	263,000	(1,114)
			$3,849

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 96.5%

		Aerospace/Defense: 2.0%
1,110,800		United Technologies Corp.	$62,104,828
			62,104,828
		Agriculture: 2.2%
927,950		Altria Group, Inc.	69,336,424
			69,336,424
		Apparel: 0.4%
130,200	L	Nike, Inc.	11,300,058
			11,300,058
		Banks: 5.4%
1,109,200	L	Bank of America Corp.	51,189,580
134,900		City National Corp.	9,772,156
1,263,418		US BanCorp.	37,763,564
1,155,100	L	Wells Fargo & Co.	72,574,933
			171,300,233
		Beverages: 0.9%
464,900		PepsiCo, Inc.	27,466,292
			27,466,292
		Biotechnology: 1.2%
483,300	@,L	Amgen, Inc.	38,113,038
			38,113,038
		Chemicals: 0.8%
397,400		Dow Chemical Co.	17,414,068
215,000	L	EI Du Pont de Nemours & Co.	9,137,500
			26,551,568
		Computers: 2.7%
3,035,450	@	EMC Corp.	41,342,829
526,600		International Business Machines Corp.	43,286,520
			84,629,349
		Cosmetics/Personal Care: 3.8%
912,700	L	Avon Products, Inc.	26,057,585
618,800		Colgate-Palmolive Co.	33,941,180
1,004,997	L	Procter & Gamble Co.	58,169,226
			118,167,991
		Distribution/Wholesale: 1.5%
1,138,150	@,L	Wesco International, Inc.	48,633,150
			48,633,150
		Diversified Financial Services: 10.2%
581,600		Capital One Financial Corp.	50,250,240
2,175,400	L	Citigroup, Inc.	105,572,162
1,481,506		Countrywide Financial Corp.	50,652,690
253,000		Franklin Resources, Inc.	23,784,530
361,300		Goldman Sachs Group, Inc.	46,141,623
341,800		Merrill Lynch & Co., Inc.	23,150,114
408,200		Morgan Stanley	23,161,268
			322,712,627
		Electric: 1.0%
463,400	L	Public Service Enterprise Group, Inc.	30,107,098
			30,107,098
		Electronics: 3.0%
1,793,500	@,L	Jabil Circuit, Inc.	$66,520,915
1,315,400		Symbol Technologies, Inc.	16,863,428
300,000	@	Thomas & Betts Corp.	12,588,000
			95,972,343
		Food: 1.0%
597,900	L	Hershey Foods Corp.	33,033,975
			33,033,975
		Healthcare-Products: 4.1%
532,300		Baxter International, Inc.	20,041,095
1,140,400		Johnson & Johnson	68,538,040
676,700		Medtronic, Inc.	38,957,619
			127,536,754
		Healthcare-Services: 2.0%
652,700	@,L	Health Net, Inc.	33,646,685
738,550	@	Triad Hospitals, Inc.	28,973,317
			62,620,002
		Insurance: 4.8%
710,800	@@	ACE Ltd.	37,985,152
595,000		American International Group, Inc.	40,596,850
1,192,000	@@	Axis Capital Holdings Ltd.	37,285,760
679,000		St. Paul Cos.	30,330,930
81,900	@@,L	XL Capital Ltd	5,518,422
			151,717,114
		Internet: 1.9%
375,200	@,L	eBay, Inc.	16,227,400
17,150	@,L	Google, Inc.	7,114,849
895,300	@,L	Yahoo!, Inc.	35,077,854
			58,420,103
		Investment Companies: 0.5%
548,900	L	Materials Select Sector SPDR Fund	16,626,181
			16,626,181
		Leisure Time: 0.4%
249,599	@,L	Royal Caribbean Cruises Ltd.	11,246,931
			11,246,931
		Lodging: 2.5%
690,200	L	Harrah’s Entertainment, Inc.	49,204,358
1,288,273		Hilton Hotels Corp.	31,060,262
			80,264,620
		Media: 3.0%
283,300	@,L	Cablevision Systems Corp.	6,649,051
2,670,300		Time Warner, Inc.	46,570,032
1,262,715	@	Viacom, Inc.	41,164,509
			94,383,592
		Mining: 0.4%
456,900		Alcoa, Inc.	13,510,533
			13,510,533
		Miscellaneous Manufacturing: 6.1%
454,500		Cooper Industries Ltd.	33,178,500
736,100		Danaher Corp.	41,059,658
2,760,076		General Electric Co.	96,740,664

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
512,200		Roper Industries, Inc.	$20,237,022
			191,215,844
		Oil & Gas: 8.0%
1,005,800	L	ENSCO International, Inc.	44,607,230
1,818,900	L	Exxon Mobil Corp.	102,167,613
390,100	@	Newfield Exploration Co.	19,532,307
558,100	@,L	Plains Exploration & Production Co.	22,173,313
591,400	@,L,S	Southwestern Energy Co.	21,254,916
975,233		XTO Energy, Inc.	42,851,738
			252,587,117
		Oil & Gas Services: 2.8%
405,700	@	Dresser-Rand Group, Inc.	9,809,826
720,900		Halliburton Co.	44,666,964
350,400	L	Schlumberger Ltd.	34,041,360
			88,518,150
		Pharmaceuticals: 5.9%
201,399	@,L	Gilead Sciences, Inc.	10,599,629
822,300	@	Medco Health Solutions, Inc.	45,884,340
2,620,224		Pfizer, Inc.	61,103,624
763,100	@@,L	Teva Pharmaceutical Industries Ltd. ADR	32,820,931
762,300		Wyeth	35,119,161
			185,527,685
		Retail: 5.2%
1,440,100		CVS Corp.	38,047,442
627,500		Home Depot, Inc.	25,401,200
1,180,000	@,L	Urban Outfitters, Inc.	29,865,800
1,488,400		Wal-Mart Stores, Inc.	69,657,120
			162,971,562
		Semiconductors: 5.4%
907,200	@,L	Broadcom Corp.	42,774,480
866,000		Intel Corp.	21,615,360
1,716,100		Maxim Integrated Products	62,191,464
4,597,318	@@,L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	45,559,421
			172,140,725
		Software: 3.5%
1,857,700		Microsoft Corp.	48,578,855
4,952,400	@	Oracle Corp.	60,468,804
			109,047,659
		Telecommunications: 3.9%
1,750,200		BellSouth Corp.	47,430,420
2,841,437	@	Cisco Systems, Inc.	48,645,400
672,450		Motorola, Inc.	15,190,646
502,116	L	Sprint Corp. - FON Group	11,729,430
			122,995,896
		Total Common Stock (Cost $2,684,881,749)	3,040,759,442

CONVERTIBLE BOND: 0.7%

		Electric: 0.7%
20,000,000	L	Mirant Corp., 2.500%, due 06/15/21	$21,500,000
			21,500,000
		Total Convertible Bond (Cost $21,150,000)	21,500,000

CORPORATE BOND/NOTE: 0.4%

		Electric: 0.4%
10,000,000	#,L	Mirant Corp., 7.900%, due 07/15/09	12,650,000
			12,650,000
		Total Corporate Bond/Note (Cost $12,400,000)	12,650,000
		Total Long-Term Investments (Cost $2,718,431,748)	3,074,909,442
Principal Amount/Shares			Value

SHORT-TERM INVESTMENT: 10.8%

		Commercial Paper: 0.6%
$9,000,000		Commercial Paper Direct, 4.450%, due 01/05/06	$8,996,663
9,200,000		Daimler Chrysler NA, 4.450%, due 01/18/06	9,181,845
			18,178,508
		Total Commercial Paper (Cost $18,180,755)	18,178,508

		Repurchase Agreement: 1.6%
49,621,000		Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $49,644,322 to be received upon repurchase (Collateralized by $51,940,000 various U.S.Government Agency Obligations, 1.880%-5.650%, Market Value plus accrued interest $51,150,934 due 06/16/06-05/30/18)	49,621,000
		Total Repurchase Agreement (Cost $49,621,000)	49,621,000

		Securities Lending Collateralcc: 8.6%
271,624,000		The Bank of New York Institutional Cash Reserves Fund	271,624,000
		Total Securities Lending Collateral (Cost $271,624,000)	271,624,000
		Total Short-Term Investments (Cost $339,425,755)	339,423,508

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

		Value
Total Investments In Securities (Cost $3,057,857,503)*	108.4%	$3,414,332,950
Other Assets and Liabilities-Net	(8.4)	(265,877,312)
Net Assets	100.0%	$3,148,455,638

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $3,078,555,195.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$381,346,541
	Gross Unrealized Depreciation	(45,568,786)
	Net Unrealized Appreciation	$335,777,755

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500 Future	106	$33,252,200	03/16/06	$(333,892)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.9%
		Agriculture: 2.7%
60,620		Monsanto Co.	$4,699,869
			4,699,869
		Apparel: 1.1%
60,700	@	Coach, Inc.	2,023,738
			2,023,738
		Beverages: 4.0%
51,500		Coca-Cola Co.	2,075,965
82,800		PepsiCo, Inc.	4,891,824
			6,967,789
		Biotechnology: 4.1%
40,000	@	Amgen, Inc.	3,154,400
44,600	@,L	Genentech, Inc.	4,125,500
			7,279,900
		Computers: 7.3%
59,900	@	Apple Computer, Inc.	4,306,211
290,500	@	EMC Corp.	3,956,610
54,800		International Business Machines Corp.	4,504,560
			12,767,381
		Cosmetics/Personal Care: 3.6%
110,865		Procter & Gamble Co.	6,416,866
			6,416,866
		Diversified Financial Services: 2.2%
30,100		Goldman Sachs Group, Inc.	3,844,071
			3,844,071
		Electronics: 2.4%
113,300	@, L	Jabil Circuit, Inc.	4,202,297
			4,202,297
		Food: 0.9%
23,000		WM Wrigley Jr. Co.	1,529,270
			1,529,270
		Healthcare-Products: 8.1%
21,084	@@,L	Alcon, Inc.	2,732,486
48,400	@	Gen-Probe, Inc.	2,361,436
82,400		Johnson & Johnson	4,952,240
83,600	@	St. Jude Medical, Inc.	4,196,720
			14,242,882
		Healthcare-Services: 4.4%
34,570	@	Coventry Health Care, Inc.	1,969,107
92,000		UnitedHealth Group, Inc.	5,716,880
			7,685,987
		Home Furnishings: 1.1%
20,600	L	Harman Intl. Industries, Inc.	2,015,710
			2,015,710
		Insurance: 1.0%
20,700		Hartford Financial Services Group, Inc.	1,777,923
			1,777,923

		Internet: 6.3%
45,000	@,L	eBay, Inc.	$1,946,250
11,700	@,L	Google, Inc.	4,853,862
107,100	@,L	Yahoo!, Inc.	4,196,178
			10,996,290
		Lodging: 2.3%
21,000		Harrah’s Entertainment, Inc.	1,497,090
39,100		Marriott Intl., Inc.	2,618,527
			4,115,617
		Machinery-Diversified: 1.1%
31,700		Rockwell Automation, Inc.	1,875,372
			1,875,372
		Miscellaneous Manufacturing: 4.6%
24,494		Danaher Corp.	1,366,275
193,860		General Electric Co.	6,794,793
			8,161,068
		Oil & Gas: 2.8%
44,752	@,L	Transocean, Inc.	3,118,767
42,000		XTO Energy, Inc.	1,845,480
			4,964,247
		Oil & Gas Services: 4.6%
68,700		Halliburton Co.	4,256,652
38,700	L	Schlumberger Ltd.	3,759,705
			8,016,357
		Pharmaceuticals: 6.5%
45,800	@	Barr Pharmaceuticals, Inc.	2,852,882
92,400	@	Gilead Sciences, Inc.	4,863,012
33,200	@	Medco Health Solutions, Inc.	1,852,560
42,800	@@,L	Teva Pharmaceutical Industries Ltd. ADR	1,840,828
			11,409,282
		Retail: 6.7%
110,400		CVS Corp.	2,916,768
78,700		Home Depot, Inc.	3,185,776
70,300	@	Office Depot, Inc.	2,207,420
36,400		Staples, Inc.	826,644
58,200	L	Walgreen Co.	2,575,932
			11,712,540
		Semiconductors: 8.5%
93,500	@,@@,L	ASML Holding NV	1,877,480
39,900	@	Broadcom Corp.	1,881,285
94,400		Intel Corp.	2,356,224
52,800		Linear Technology Corp.	1,904,496
54,900	@,@@	Marvell Technology Group Ltd.	3,079,341
62,800		National Semiconductor Corp.	1,631,544
219,500	@@,L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,175,245
			14,905,615
		Software: 6.8%
62,900	L	Adobe Systems, Inc.	2,324,784
56,900	L	Autodesk, Inc.	2,443,855
138,900	S	Microsoft Corp.	3,632,235
292,400	@	Oracle Corp.	3,570,204
			11,971,078

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
	Telecommunications: 5.8%
62,700	@ Comverse Technology, Inc.		$1,667,193
163,500	Motorola, Inc.		3,693,466
51,200	Qualcomm, Inc.		2,205,696
239,200	@ Tellabs, Inc.		2,607,280
			10,173,635
	Total Common Stock (Cost $150,358,890)		173,754,784

Principal Amount/Shares			Value

SHORT-TERM INVESTMENT: 19.9%

	Repurchase Agreement: 1.2%
$2,010,000	Morgan Stanley Repurchase
	Agreement dated 12/30/05, 4.230%,
	due 01/03/06, $2,010,945 to be
	received upon repurchase
	(Collateralized by $2,050,000 Federal
	Farm Credit Bank, 5.650%,
	Market Value plus accrued interest
	$2,055,159 due 12/06/12)		2,010,000

	Total Repurchase Agreement (Cost $2,010,000)		2,010,000

	Securities Lending CollateralCC: 18.7%
32,864,000	The Bank of New York Institutional
	Cash Reserve Fund		32,864,000

	Total Securities Lending
	Collateral (Cost $32,864,000)		32,864,000

	Total Short-Term Investments:
	(Cost $34,874,000)		$34,874,000

	Total Investments In Securities (Cost $185,232,890)*	118.8%	$208,628,784
	Other Assets and Liabilities-Net	(18.8)	(33,046,769)
	Net Assets	100.0%	175,582,015

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $185,596,503. Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$24,309,895
	Gross Unrealized Depreciation	(1,277,614)
	Net Unrealized Appreciation	$23,032,281

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 97.2%

		Aerospace/Defense: 3.5%
80,000	L	DRS Technologies, Inc.	$4,113,600
103,550		Engineered Support Systems, Inc.	4,311,822
86,775	@,L	Innovative Solutions & Support, Inc.	1,108,985
66,000	@,L	MTC Technologies, Inc.	1,807,080
167,650	@	Teledyne Technologies, Inc.	4,878,615
			16,220,102
		Apparel: 2.1%
96,300	@,@@	Gildan Activewear, Inc.	4,126,455
206,800	@,L	Warnaco Group, Inc.	5,525,696
			9,652,151
		Banks: 4.5%
22,500	L	Bancorpsouth, Inc.	496,575
226,200		Bank Mutual Corp.	2,397,720
54,800	L	Chemical Financial Corp.	1,740,448
74,900	L	First Republic Bank	2,772,049
173,000		Hudson United Bancorp	7,210,640
67,475		Iberiabank Corp.	3,441,900
95,300		Texas Regional Bancshares, Inc.	2,696,990
			20,756,322
		Building Materials: 1.4%
28,000	L	Eagle Materials, Inc.	3,426,080
54,000	@,L	Genlyte Group, Inc.	2,892,780
			6,318,860
		Chemicals: 0.9%
74,000		Olin Corp.	1,456,320
150,000	@,L	Terra Industries, Inc.	840,000
93,000	L	UAP Holding Corp.	1,899,060
			4,195,380
		Coal: 0.2%
31,800	@	Westmoreland Coal Co.	728,220
			728,220
		Commercial Services: 4.2%
92,400		Arbitron, Inc.	3,509,352
105,400	@,L	Bright Horizons Family Solutions, Inc.	3,905,070
301,798	@	DiamondCluster Intl., Inc.	2,396,276
65,000	@,L	Exponent, Inc.	1,844,700
138,200	@,L	Labor Ready, Inc.	2,877,324
190,000	@,L	Resources Connection, Inc.	4,951,400
			19,484,122
		Computers: 8.3%
113,000		Agilysys, Inc.	2,058,860
98,000	@	Anteon Intl. Corp.	5,326,300
230,900	@,L	Electronics for Imaging	6,144,249
248,850	@,L	InterVoice, Inc.	1,980,846
226,300		Jack Henry & Associates, Inc.	4,317,804
124,500	@,L	Kronos, Inc.	5,211,570
117,800	@,L	Micros Systems, Inc.	5,692,096
98,850		MTS Systems Corp.	3,424,164
130,500	@,L	Palm, Inc.	4,149,900
			38,305,789

110,000		Watsco, Inc.	$6,579,100
109,400	@,L	Wesco Intl., Inc.	4,674,662
			11,253,762
		Diversified Financial Services: 1.4%
300,000	@,L	Knight Capital Group, Inc.	2,967,000
63,000	L	National Financial Partners Corp.	3,310,650
			6,277,650
		Electric: 0.3%
55,900	L	ITC Holdings Corp.	1,570,231
			1,570,231
		Electrical Components & Equipment: 1.3%
120,000		Ametek, Inc.	5,104,800
109,000	@,L	Artesyn Technologies, Inc.	1,122,700
			6,227,500
		Electronics: 1.8%
165,000		CTS Corp.	1,824,900
56,300	@	SBS Technologies, Inc.	566,941
62,100	@	Thomas & Betts Corp.	2,605,716
87,350	@	Trimble Navigation Ltd.	3,100,052
			8,097,609
		Energy-Alternate Sources: 1.0%
133,300	@,L	Headwaters, Inc.	4,724,152
			4,724,152
		Engineering & Construction: 0.9%
16,000	@	Infrasource Services, Inc.	209,280
75,000	@	Washington Group Intl., Inc.	3,972,750
			4,182,030
		Entertainment: 1.0%
130,700	@,L	Macrovision Corp.	2,186,611
165,000	@,L	Sunterra Corp.	2,346,300
			4,532,911
		Environmental Control: 0.5%
98,000	L	Metal Management, Inc.	2,279,480
			2,279,480
		Food: 1.4%
120,000		Corn Products Intl., Inc.	2,866,800
48,000	L	Sanderson Farms, Inc.	1,465,440
1,330		Seaboard Corp.	2,009,630
			6,341,870
		Gas: 1.4%
90,000	L	New Jersey Resources Corp.	3,770,100
80,000	L	Peoples Energy Corp.	2,805,600
			6,575,700
		Healthcare-Products: 0.6%
29,000	@,L	Arthrocare Corp.	1,222,060
37,500	@	Kyphon, Inc.	1,531,125
			2,753,185

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare-Services: 4.2%
91,600	@,L	Amedisys, Inc.	$3,869,184
61,900	@,L	Kindred Healthcare, Inc.	1,594,544
19,600	@,L	Matria Healthcare, Inc.	759,696
77,600	@,L	Psychiatric Solutions, Inc.	4,558,224
46,300	@,L	Sierra Health Services	3,702,148
154,000	@,L	United Surgical Partners Intl., Inc.	4,951,100
			19,434,896
		Household Products/Wares: 0.8%
36,520	@	Central Garden & Pet Co.	1,677,729
98,200	@,L	Fossil, Inc.	2,112,282
			3,790,011
		Housewares: 1.0%
105,900		Toro Co.	4,635,243
			4,635,243
		Insurance: 1.9%
69,500		Commerce Group, Inc.	3,980,960
91,500		Horace Mann Educators Corp.	1,734,840
108,700	L	Ohio Casualty Corp.	3,078,384
			8,794,184
		Internet: 1.0%
233,000	@,L	Sapient Corp.	1,325,770
188,000	@,L	Valueclick, Inc.	3,404,680
			4,730,450
		Investment Companies: 1.3%
208,400		Apollo Investment Corp.	3,736,612
34,500	L	iShares Russell 2000 Index Fund	2,300,805
			6,037,417
		Iron/Steel: 1.5%
32,000	L	Carpenter Technology	2,255,040
29,500	L	Cleveland-Cliffs, Inc.	2,612,815
374,500	@@	Gerdau AmeriSteel Corp.	2,112,180
			6,980,035
		Leisure Time: 0.4%
189,000	@,L	K2, Inc.	1,910,790
			1,910,790
		Lodging: 1.8%
172,650	@	Interstate Hotels & Resorts, Inc.	754,481
687,000	@	La Quinta Corp.	7,653,180
			8,407,661
		Machinery-Construction & Mining: 0.7%
55,000	@	Terex Corp.	3,267,000
			3,267,000
		Machinery-Diversified: 1.8%
27,500	@,L	Middleby Corp.	2,378,750
223,000	L	Wabtec Corp.	5,998,700
			8,377,450
		Media: 1.1%
194,700	@,L	4Kids Entertainment, Inc.	$3,054,843
43,650		Liberty Corp.	2,043,257
			5,098,100
		Mining: 0.5%
97,000	@@	Inmet Mining Corp.	2,449,600
			2,449,600
		Miscellaneous Manufacturing: 0.9%
93,025	@,L	Ceradyne, Inc.	4,074,495
			4,074,495
		Oil & Gas: 3.2%
250,800	@	Denbury Resources, Inc.	5,713,224
69,000	@,L	Giant Industries, Inc.	3,585,240
156,000	@	Southwestern Energy Co.	5,606,640
			14,905,104
		Oil & Gas Services: 4.4%
114,500	@,L	Core Laboratories N.V.	4,277,720
4,600	@	Dresser-Rand Group, Inc.	111,228
61,700	@,L	FMC Technologies, Inc.	2,648,164
147,000	@	Global Industries Ltd.	1,668,450
86,500	@	Hydril	5,414,900
152,400	@,L	Oil States Intl., Inc.	4,828,032
74,600	@,L	Superior Energy Services	1,570,330
			20,518,824
		Packaging & Containers: 0.1%
9,600	L	Greif, Inc.	636,288
			636,288
		Pharmaceuticals: 4.3%
225,000	@,L	Alkermes, Inc.	4,302,000
91,450	@,L	Amylin Pharmaceuticals, Inc.	3,650,684
202,200	@,L	Critical Therapeutics, Inc.	1,451,796
90,000	@,L	Discovery Laboratories, Inc.	601,200
189,900	@,L	First Horizon Pharmaceutical Corp.	3,275,775
83,000	@,L	Idenix Pharmaceuticals, Inc.	1,420,130
42,200	@,L	Neurocrine Biosciences, Inc.	2,647,206
39,800	@	United Therapeutics Corp.	2,750,976
			20,099,767
		Real Estate Investment Trust: 5.6%
210,000		Acadia Realty Trust	4,210,500
37,500		Alexandria Real Estate Equities, Inc.	3,018,750
79,400		Corporate Office Properties Trust SBI MD	2,821,876
65,627		Gramercy Capital Corp.	1,494,983
244,600		Innkeepers USA Trust	3,913,600
104,050		LaSalle Hotel Properties	3,820,716
129,181		National Health Investors, Inc.	3,353,539
25,000		Newcastle Investment Corp.	621,250
29,850		SL Green Realty Corp.	2,280,242
9,000		Sunstone Hotel Investors, Inc.	239,130
			25,774,586
		Retail: 5.4%
75,800	@,L	Aeropostale, Inc.	1,993,540
137,200		Claire’s Stores, Inc.	4,008,984
105,629	@,L	GameStop Corp.	3,361,115

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
87,700		Lone Star Steakhouse & Saloon	$2,081,998
72,000	@,L	Pantry, Inc.	3,383,280
100,100	L	Regis Corp.	3,860,857
160,900		Stage Stores, Inc.	4,791,602
94,644	L	Syms Corp.	1,366,659
			24,848,035
		Savings & Loans: 2.0%
339,000		First Niagara Financial Group, Inc.	4,905,330
114,400	L	NewAlliance Bancshares, Inc.	1,663,376
40,000	L	WSFS Financial Corp.	2,450,000
			9,018,706
		Semiconductors: 4.0%
190,000	@,L	Actel Corp.	2,418,700
113,300	@,L	ADE Corp.	2,725,998
75,000	@,L	Formfactor, Inc.	1,832,250
260,000	@,L	Integrated Device Technology, Inc.	3,426,800
170,700	@,L	Micrel, Inc.	1,980,120
132,300	@,L	Varian Semiconductor Equipment Associates, Inc.	5,811,939
			18,195,807
		Software: 5.7%
128,000	@,L	Ansys, Inc.	5,464,320
120,600	@,L	Filenet Corp.	3,117,510
428,100	@	Informatica Corp.	5,137,200
114,500		MoneyGram Intl., Inc.	2,986,160
167,000	@	Progress Software Corp.	4,739,460
204,450	@,L	THQ, Inc.	4,876,133
			26,320,783
		Telecommunications: 1.1%
40,000	@	Arris Group, Inc.	378,800
172,500	@,L	Netgear, Inc.	3,320,625
77,000	L	Otelco, Inc.	1,215,830
			4,915,255
		Textiles: 1.0%
114,700		G&K Services, Inc.	4,501,975
			4,501,975
		Transportation: 1.4%
78,250		Forward Air Corp.	2,867,863
104,800	@	HUB Group, Inc.	3,704,680
			6,572,543
		Trucking & Leasing: 1.0%
130,800		GATX Corp.	4,719,260
			4,719,260
		Total Common Stock (Cost $386,542,199)	449,491,291

Principal Amount/Shares			Value
SHORT-TERM INVESTMENT: 31.9%

	Repurchase Agreement: 3.8%
$17,552,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $17,560,288 to be received upon repurchase (Collateralized by $18,340,000 Federal National Mortgage Association, 4.610%, Market Value plus accrued interest $17,903,223 due 10/10/13)		$17,552,000
	Total Repurchase Agreement (Cost $17,552,000)		17,552,000
	Securities Lending CollateralCC: 28.1%
129,955,000	The Bank of New York Institutional Cash Reserves Fund		129,955,000
	Total Securities Lending Collateral (Cost $129,955,000		129,955,000
	Total Short-Term Investments (Cost $147,507,000)		147,507,000
	Total Investments In Securities (Cost $534,049,199)*	129.1%	$596,998,291
	Other Assets and Liabilities-Net	(29.1)	(134,530,191)
	Net Assets	100.0%	$462,468,100

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $534,207,583.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$77,200,326
	Gross Unrealized Depreciation	(14,409,618)
	Net Unrealized Appreciation	$62,790,708

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 99.4%

		Aerospace/Defense: 1.2%
43,200		United Technologies Corp.	$2,415,312
			2,415,312
		Agriculture: 2.4%
67,700		Altria Group, Inc.	5,058,544
			5,058,544
		Apparel: 0.5%
11,000		Nike, Inc.	954,690
			954,690
		Banks: 9.3%
183,100	S	Bank of America Corp.	8,450,065
75,000		Bank of New York	2,388,750
100,500		Wells Fargo & Co.	6,314,415
30,200		Zions Bancorporation	2,281,912
			19,435,142
		Beverages: 1.8%
50,900		Coca-Cola Co.	2,051,779
26,000	L	Molson Coors Brewing Co.	1,741,740
			3,793,519
		Biotechnology: 0.7%
35,600	@,L	Charles River Laboratories Intl., Inc.	1,508,372
			1,508,372
		Building Materials: 0.5%
22,700		Florida Rock Industries, Inc.	1,113,662
			1,113,662
		Chemicals: 4.4%
85,300		Dow Chemical Co.	3,737,846
52,100		EI Du Pont de Nemours & Co.	2,214,250
55,400	L	Lyondell Chemical Co.	1,319,628
34,500		Praxair, Inc.	1,827,120
			9,098,844
		Coal: 1.8%
45,200		Peabody Energy Corp.	3,725,384
			3,725,384
		Computers: 1.6%
41,900		International Business Machines Corp.	3,444,180
			3,444,180
		Cosmetics/Personal Care: 0.8%
57,600		Avon Products, Inc.	1,644,480
			1,644,480
		Distribution/Wholesale: 0.6%
31,300	@,L	Wesco Intl., Inc.	1,337,449
			1,337,449
		Diversified Financial Services: 15.3%
40,025	L	Capital One Financial Corp.	3,458,160
120,700		Citigroup, Inc.	5,857,571
138,600		Countrywide Financial Corp.	4,738,734
59,300		Freddie Mac	3,875,255
130,300		JPMorgan Chase & Co.	5,171,607
13,700		Lehman Brothers Holdings, Inc.	$1,755,929
57,700		Merrill Lynch & Co., Inc.	3,908,021
57,000		Morgan Stanley	3,234,180
			31,999,457
		Electric: 2.7%
117,500	@	Mirant Corp.	2,643,750
77,700		Pacific Gas & Electric Co.	2,884,224
			5,527,974
		Electronics: 1.4%
185,500	@,@@,L	Flextronics Intl. Ltd.	1,936,620
22,100	@	Thomas & Betts Corp.	927,316
			2,863,936
		Energy-Alternate Sources: 1.3%
115,500	@,L	KFX, Inc.	2,645,858
			2,645,858
		Entertainment: 0.7%
81,700	L	Regal Entertainment Group	1,553,934
			1,553,934
		Food: 1.6%
33,200		McCormick & Co., Inc.	1,026,544
73,696	@	Smithfield Foods, Inc.	2,255,098
			3,281,642
		Forest Products & Paper: 1.4%
88,500		International Paper Co.	2,974,485
			2,974,485
		Gas: 1.0%
45,900		Sempra Energy	2,058,156
			2,058,156
		Healthcare-Services: 1.0%
54,800	@,L	LifePoint Hospitals, Inc.	2,055,000
			2,055,000
		Household Products/Wares: 1.0%
35,400		Kimberly-Clark Corp.	2,111,610
			2,111,610
		Insurance: 8.7%
45,300	@@	ACE Ltd.	2,420,832
53,600		American International Group, Inc.	3,657,128
77,000	@@,L	Axis Capital Holdings Ltd.	2,408,560
38,000	@@	IPC Holdings Ltd.	1,040,440
83,800		Metlife, Inc.	4,106,200
47,300		St. Paul Cos.	2,112,891
36,400	@@	XL Capital Ltd.	2,452,632
			18,198,683
		Leisure Time: 1.1%
52,900	L	Royal Caribbean Cruises Ltd.	2,383,674
			2,383,674
		Lodging: 2.2%
32,100		Harrah’s Entertainment, Inc.	2,288,409
33,400	@,@@,L	Kerzner International Ltd.	2,296,250
			4,584,659

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Media: 2.7%
18,000		Gannett Co., Inc.	$1,090,260
62,200		Time Warner, Inc.	1,084,768
63,900	L	Tribune Co.	1,933,614
48,800		Viacom, Inc.	1,590,880
			5,699,522
		Mining: 0.8%
55,600		Alcoa, Inc.	1,644,092
			1,644,092
		Miscellaneous Manufacturing: 2.0%
119,700		General Electric Co.	4,195,485
			4,195,485
		Office/Business Equipment: 0.9%
127,200	@,L	Xerox Corp.	1,863,480
			1,863,480
		Oil & Gas: 11.5%
16,200		Amerada Hess Corp.	2,054,484
30,800		Apache Corp.	2,110,416
49,800		Cabot Oil & Gas Corp.	2,245,980
124,900		Exxon Mobil Corp.	7,015,633
43,200	L	Global Santa Fe Corp.	2,080,080
46,000	@	Newfield Exploration Co.	2,303,220
100,000	@	Plains Exploration & Production Co.	3,973,000
51,700		XTO Energy, Inc.	2,271,698
			24,054,511
		Oil & Gas Services: 4.8%
81,700		BJ Services Co.	2,995,939
128,700	@	Dresser-Rand Group, Inc.	3,111,966
61,900		Halliburton Co.	3,835,324
			9,943,230
		Pharmaceuticals: 4.2%
309,200		Pfizer, Inc.	7,210,544
35,200		Wyeth	1,621,664
			8,832,208
		Real Estate: 0.5%
16,100	L	St. Joe Co.	1,082,242
			1,082,242
		Real Estate Investment Trust: 0.8%
67,800		KKR Financial Corp.	1,626,522
			1,626,522
		Retail: 2.1%
36,900	L	Abercrombie & Fitch Co.	2,405,142
60,600		McDonald’s Corp.	2,043,432
			4,448,574
		Semiconductors: 0.8%
163,600	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,621,276
			1,621,276
		Software: 1.8%
83,600		Microsoft Corp.	2,186,140
125,000	@	Oracle Corp.	1,526,250
			3,712,390
		Telecommunications: 1.6%
132,700		AT&T, Inc.	$3,249,822
			3,249,822
		Total Common Stock (Cost $187,726,919)	207,741,999

Principal Amount/Shares			Value

SHORT-TERM INVESTMENT: 12.1%

	Repurchase Agreement: 1.4%
$2,825,000	Morgan Stanley Repurchase
	Agreement dated 12/30/05, 4.230%,
	due 01/03/06, $2,826,328 to be
	received upon repurchase
	(Collateralized by $2,875,000 Federal
	Credit Savings Bureau, 5.650%,
	Market Value plus accrued interest
	$ 2,882,235 due 12/06/12)		2,825,000
	Total Repurchase Agreement (Cost $2,825,000)		2,825,000
	Securities Lending Collateralcc: 10.7%
22,446,000	The Bank of New York Institutional Cash Reserves Fund		22,446,000
	Total Securities Lending Collateral (Cost $22,446,000)		22,446,000
	Total Short-Term Investments: (Cost $25,271,000)		25,271,000
	Total Investments In Securities (Cost $212,997,919)*	111.5%	$233,012,999
	Other Assets and Liabilities-Net	(11.5)	(24,060,000)
	Net Assets	100.0%	$208,952,999

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $214,089,636.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$23,855,055
	Gross Unrealized Depreciation	(4,931,692)
	Net Unrealized Appreciation	$18,923,363

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
CORPORATE BONDS/NOTES: 26.1%

		Aerospace/Defense: 0.3%
$2,760,000		Northrop Grumman Corp., 7.000%, due 03/01/06	$2,769,589
1,830,000		Northrop Grumman Space & Mission Systems Corp., 7.625%, due 03/15/06	1,836,513
			4,606,102
		Airlines: 0.0%
976,965	L,**	United Airlines, Inc., 6.602%, due 09/01/13	965,245
			965,245
		Banks: 5.4%
5,760,000	@@,L	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	4,934,241
2,628,138	@@,#	Banco Itau SA/Cayman Islands, 4.320%, due 09/20/08	2,611,581
2,377,000	@@,#,S	Banco Santander Chile SA, 4.810%, due 12/09/09	2,371,302
3,662,000	@@,S	Banco Santander Chile SA, 7.375%, due 07/18/12	4,082,189
2,270,000	@@	Bank of Ireland, 4.750%, due 12/29/49	1,970,081
2,440,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	2,065,150
1,030,000	@@	Bank of Scotland, 3.750%, due 11/30/49	890,950
342,000	S	BankAmerica Capital II, 8.000%, due 12/15/26	363,317
2,089,000	@@,S	Barclays Bank PLC, 6.278%, due 12/15/49	2,103,393
3,692,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	3,583,983
1,877,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	1,967,092
3,310,000	@@,L	Den Norske Bank ASA, 4.186%, due 08/29/49	2,788,675
3,174,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	3,914,110
1,667,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	1,764,333
2,388,000	@@,S	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	2,377,082
2,000	S	Fleet Capital Trust II, 7.920%, due 12/11/26	2,122
7,282,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	7,279,531
5,930,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	4,981,200
3,216,000		Huntington Capital Trust I, 4.943%, due 02/01/27	3,060,963
3,250,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	2,827,893
3,023,000	S	M&T Bank Corp., 3.850%, due 04/01/13	2,954,910
2,208,000		Mellon Capital I, 7.720%, due 12/01/26	2,339,343
$2,110,000	@@,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	$2,287,514
2,280,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	1,946,422
2,766,000	S	PNC Funding Corp., 4.500%, due 03/10/10	2,715,758
1,763,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	1,732,185
24,000	@@,#	Resona Bank Ltd., 5.850%, due 09/01/49	23,944
6,990,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	6,085,347
2,300,000	@@	Societe Generale, 4.656%, due 11/29/49	1,972,475
4,080,000	@@	Standard Chartered PLC, 4.813%, due 07/29/49	3,274,200
8,890,000	@@,L	Standard Chartered PLC, 4.875%, due 11/29/49	7,112,000
3,401,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	3,609,505
542,000	S	Wachovia Corp., 5.500%, due 08/01/35	529,974
2,580,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	2,169,254
			94,692,019
		Beverages: 0.2%
3,740,000	@@,S	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	4,389,825
			4,389,825
		Building Materials: 0.2%
3,260,000		Masco Corp., 6.750%, due 03/15/06	3,271,671
			3,271,671
		Chemicals: 0.5%
846,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	859,507
900,000		Stauffer Chemical, 0.000%, due 04/15/10	722,709
1,950,000		Stauffer Chemical, 0.000%, due 04/15/17	1,046,331
6,171,000		Union Carbide Corp., 7.750%, due 10/01/96	6,629,351
			9,257,898
		Commercial Services: 0.4%
6,900,000		Tulane University of Louisiana, 5.168%, due 11/15/12	6,924,150
			6,924,150
		Diversified Financial Services: 8.6%
2,572,000	@@,#,I,S	Alpine III, 10.340%, due 08/16/14	2,645,181
1,005,000	@@,#,I,S	Alpine III, 4.882%, due 08/16/14	1,007,707

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$1,005,000	@@,#,I,S	Alpine III, 5.290%, due 08/16/14	$1,007,731
1,505,000	@@,#,I,S	Alpine III, 7.090%, due 08/16/14	1,512,396
1,125,065	@@,#,S	Arcel Finance Ltd., 5.984%, due 02/01/09	1,138,284
1,885,000	@@,#,S	Arcel Finance Ltd., 6.361%, due 05/01/12	1,857,453
2,060,754	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	2,209,209
1,020,000	#,S	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	1,052,171
745,000	#,S	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	769,391
8,867,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	9,204,434
5,386,871	#,S	Astoria Depositor Corp., 7.902%, due 05/01/21	5,523,993
4,641,986	@@,#,S	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	4,659,393
5,031,000	@@,#,S	BTM Curacao Holdings NV, 4.760%, due 07/21/15	4,939,909
3,288,000	S	Citigroup Capital II, 7.750%, due 12/01/36	3,460,061
4,538,000	#,S	Corestates Capital Trust I, 8.000%, due 12/15/26	4,811,818
11,550,000	L	Countrywide Financial Corp., 4.720%, due 04/11/07	11,561,515
2,555,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	2,133,425
3,151,000		Fund American Cos, Inc., 5.875%, due 05/15/13	3,184,265
6,827,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	6,198,977
5,152,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	4,948,079
2,895,000	S	Goldman Sachs Group, Inc., 4.620%, due 03/02/10	2,898,338
3,231,000	#,S	HVB Funding Trust III, 9.000%, due 10/22/31	4,371,401
1,371,000	S	International Lease Finance Corp., 5.000%, due 04/15/10	1,364,957
2,581,000		JPM Capital Trust I, 7.540%, due 01/15/27	2,726,300
2,861,000		JPM Capital Trust II, 7.950%, due 02/01/27	3,048,828
6,383,000	#,S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	6,355,323
3,544,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	3,475,519
7,703,000		Morgan Stanley, 4.465%, due 02/15/07	7,713,060
$3,900,000	@@	Paribas, 4.625%, due 12/31/49	$3,370,992
1,987,000	@@,S	Petroleum Export Ltd., 4.623%, due 06/15/10	1,969,381
2,430,000	@@,#,S	Petroleum Export Ltd/ Cayman SPV, 5.265%, due 06/15/11	2,409,724
6,073,628	@@,#,S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	6,068,070
5,154,000	#	Piper Jaffray Equipment Trust Securities, 7.000%, due 09/10/13	4,818,990
1,113,000		Residential Capital Corp., 6.375%, due 06/30/10	1,132,029
1,085,000	L	Residential Capital Corp., 6.875%, due 06/30/15	1,154,922
JPY1,900,000,000	@@	Takefuji Corp., 1.000%, due 03/01/34	8,547,827
$18,000,000	#	Toll Road Investment, 0.000%, due 02/15/45	2,198,286
2,400,000	#	Twin Reefs Pass-Through Trust, 5.420%, due 12/10/49	2,402,568
3,505,000	@@,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	3,809,350
2,105,000	#	Wachovia Capital Trust V, 7.965%, due 06/01/27	2,256,956
5,157,000	#,L	ZFS Finance USA Trust I, 6.450%, due 12/15/65	5,238,553
			151,156,766
		Electric: 2.7%
4,374,668	S	CE Generation LLC, 7.416%, due 12/15/18	4,705,261
4,440,000	S	Consumers Energy Co., 4.250%, due 04/15/08	4,350,934
5,021,000	@@,L,S	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	5,891,375
3,892,000	S	Entergy Gulf States, Inc., 5.120%, due 08/01/10	3,800,351
3,409,000		Enterprise Capital Trust II, 5.747%, due 06/30/28	3,383,402
3,012,000	L	FirstEnergy Corp., 6.450%, due 11/15/11	3,196,605
5,193,000	S	FirstEnergy Corp., 7.375%, due 11/15/31	6,146,855
1,878,771	#,S	Juniper Generation, 6.790%, due 12/31/14	1,833,399
2,534,000	@@,+	Korea Electric Power Corp., 0.000%, due 04/01/96	1,533,070
2,580,000	#,L	Mirant North America LLC, 7.375%, due 12/31/13	2,621,925
2,687,000		NorthWestern Corp., 5.875%, due 11/01/14	2,705,487
2,284,000	S	Potomac Edison Co., 5.000%, due 11/01/06	2,287,540
1,687,000	#,S	Power Contract Financing LLC, 6.256%, due 02/01/10	1,712,766
672,615	S	PPL Montana LLC, 8.903%, due 07/02/20	775,844

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$878,000	S	Sierra Pacific Power Co., 6.250%, due 04/15/12	$895,560
1,169,952	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	1,216,481
			47,056,855
		Food: 0.4%
996,000		Delhaize America, Inc., 8.050%, due 04/15/27	1,026,866
1,303,000		Delhaize America, Inc., 8.125%, due 04/15/11	1,426,872
4,678,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	4,753,760
			7,207,498
		Foreign Government Bonds: 0.7%
11,900,000	@@	KAUP BANK, 6.600%, due 12/28/15	11,959,832
			11,959,832
		Forest Products & Paper: 0.1%
2,020,000		Georgia-Pacific Corp., 7.250%, due 06/01/28	1,800,325
			1,800,325
		Gas: 0.2%
2,895,000	#,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	2,965,974
			2,965,974
		Home Builders: 0.0%
117,000	S	Technical Olympic USA, Inc., 9.000%, due 07/01/10	118,901
			118,901
		Insurance: 0.9%
4,180,000	L	AON Capital Trust, 8.205%, due 01/01/27	4,978,673
1,741,000	#	North Front Pass - Thru, 5.810%, due 12/15/24	1,745,622
2,144,000	+,S	Prudential Financial, Inc., 4.104%, due 11/15/06	2,130,366
6,033,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	6,531,440
			15,386,101
		Media: 0.6%
2,154,000	L	Comcast Corp., 5.650%, due 06/15/35	1,988,758
2,308,000	S	Cox Communications, Inc., 6.850%, due 01/15/18	2,426,807
5,644,000	#	News America, Inc., 6.400%, due 12/15/35	5,707,783
			10,123,348
		Mining: 0.2%
2,435,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	2,815,469
			2,815,469
		Multi-National: 0.1%
$2,250,000	@@,S	Corp Andina de Fomento, 5.125%, due 05/05/15	$2,220,158
			2,220,158
		Oil & Gas: 1.3%
2,311,000	S	Amerada Hess Corp., 6.650%, due 08/15/11	2,486,204
2,282,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	2,193,691
1,583,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	1,707,235
2,568,000	@@	Husky Oil Co., 8.900%, due 08/15/28	2,767,243
1,000	@@	Nexen, Inc., 5.200%, due 03/10/15	993
1,156,000	#,L,S	Pemex Project Funding Master Trust, 5.750%, due 12/15/15	1,151,665
4,600,000	#,S	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	4,772,500
3,777,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	3,755,339
1,648,000	@@,#	Ras Laffan LNG III, 5.838%, due 09/30/27	1,658,346
3,046,000	@@,#,S	Tengizchevroil, 6.124%, due 11/15/14	3,113,012
			23,606,228
		Pharmaceuticals: 0.2%
2,923,000	S	AmerisourceBergen Corp., 5.625%, due 09/15/12	2,937,615
1,073,000	#,S	AmerisourceBergen Corp., 5.875%, due 09/15/15	1,087,754
			4,025,369
		Pipelines: 0.6%
7,975,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	8,054,750
3,340,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	3,348,413
			11,403,163
		Real Estate: 0.2%
3,162,000	S	EOP Operating LP, 7.750%, due 11/15/07	3,313,700
			3,313,700
		Real Estate Investment Trust: 0.6%
590,000	S	Liberty Property LP, 6.375%, due 08/15/12	622,795
3,011,000	S	Liberty Property LP, 7.750%, due 04/15/09	3,238,496
2,651,000	S	Simon Property Group LP, 4.875%, due 03/18/10	2,619,090
4,162,000	S	Simon Property Group LP, 6.375%, due 11/15/07	4,254,767
			10,735,148

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Retail: 0.2%
$3,550,000	S	May Department Stores Co., 3.950%, due 07/15/07	$3,492,068
			3,492,068
		Savings & Loans: 0.1%
2,343,000		Great Western Financial, 8.206%, due 02/01/27	2,502,652
			2,502,652
		Telecommunications: 0.9%
2,243,000	S	AT&T Corp., 9.750%, due 11/15/31	2,825,841
2,913,000	S	BellSouth Corp., 4.200%, due 09/15/09	2,832,030
1,892,000	@@,L,S	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	2,147,104
948,000	S	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	1,096,727
1,563,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	1,561,981
2,258,000	@@,S	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	2,229,549
3,191,000	L	Verizon Global Funding Corp., 5.850%, due 09/15/35	3,085,665
			15,778,897
		Transportation: 0.5%
5,932,000	L	BNSF Funding Trust I, 6.613%, due 12/15/55	6,198,525
2,421,000	@@,#,S	MISC Capital Ltd., 5.000%, due 07/01/09	2,413,563
			8,612,088
		Total Corporate Bonds/Notes (Cost $461,621,969)	460,387,450
U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.1%
		Federal Home Loan Bank: 1.4%
16,965,000	L	3.250%, due 12/17/07	16,511,068
8,440,000	L	4.125%, due 10/19/07	8,355,938
			24,867,006
		Federal Home Loan Mortgage Corporation: 8.2%
8,386,000	L	3.875%, due 06/15/08	8,224,628
8,370,000	L	4.000%, due 08/17/07	8,275,319
17,411,000		4.375%, due 11/16/07	17,303,000
7,571,000		4.500%, due 02/15/20	7,170,228
3,171,854	S	4.500%, due 12/15/16	3,133,632
16,594,000	L	4.625%, due 12/19/08	16,565,657
7,682,000		5.000%, due 04/15/23	7,517,008
1,615,000		5.000%, due 05/15/20	1,593,538
9,697,865		5.000%, due 08/15/16	9,629,430
8,885,183		5.000%, due 08/15/21	8,830,963
7,634,587		5.019%, due 04/15/32	7,700,544
1,571,297		5.038%, due 04/01/35	1,544,163
5,289,052		5.220%, due 06/01/35	5,236,196
4,549,802		5.500%, due 11/15/18	4,600,644
10,131,000	S,W	5.500%, due 01/01/34	10,039,193
$6,385,000		5.875%, due 03/21/11	$6,660,864
6,717,261	S	6.000%, due 01/15/29	6,810,856
5,136,000	S	6.000%, due 01/15/29	5,244,298
8,687,239	S	6.000%, due 01/15/29	8,888,506
695,011		7.500%, due 11/01/28	731,098
			145,699,765
		Federal National Mortgage Association: 20.0%
16,841,000		3.875%, due 07/15/08	16,511,540
5,014,000	L	4.250%, due 09/15/07	4,975,096
10,852,000	S,W	4.500%, due 01/15/19	10,560,353
497,000	S,W	4.500%, due 11/15/36	468,112
2,330,474		4.519%, due 04/25/35	2,333,815
3,677,446		4.639%, due 08/01/35	3,601,547
6,474,000		4.750%, due 12/25/42	6,447,284
5,024,420		4.818%, due 08/01/35	4,945,979
11,988,000	S,W	5.000%, due 01/15/20	11,860,628
104,001,000	S,W	5.000%, due 01/15/36	100,783,417
2,023,835		5.048%, due 04/01/35	2,027,616
1,828,495		5.093%, due 07/01/35	1,805,613
7,560,608		5.148%, due 09/01/35	7,539,952
8,187,000		5.250%, due 08/01/12	8,276,926
1,597,250		5.306%, due 08/01/35	1,585,876
23,222,000	S,W	5.500%, due 01/12/36	22,997,025
16,893,130	S,W	5.500%, due 01/15/20	16,998,712
53,958		5.500%, due 02/01/18	54,348
20,443		5.500%, due 04/01/17	20,590
14,156		5.500%, due 06/01/18	14,255
88,397		5.500%, due 10/01/18	89,036
31,541		5.500%, due 11/01/16	31,782
4,866,910		5.500%, due 11/01/32	4,834,161
16,285,375		5.500%, due 11/01/33	16,175,795
12,850,533	L	5.500%, due 11/01/33	12,760,310
140,876		5.500%, due 12/01/16	141,952
170,372		6.000%, due 01/01/17	174,211
276,297		6.000%, due 01/01/17	282,520
818,000	S,W	6.000%, due 01/15/19	835,638
34,104,000	S,W	6.000%, due 01/15/34	34,423,725
157,300		6.000%, due 02/01/17	160,843
11,882		6.000%, due 02/01/17	12,150
3,660		6.000%, due 02/01/17	3,742
11,153		6.000%, due 02/01/18	11,404
201,639		6.000%, due 04/01/17	206,180
227,352		6.000%, due 04/01/17	232,472
176,602		6.000%, due 04/01/17	180,580
276,361		6.000%, due 04/01/17	282,586
551,563		6.000%, due 04/01/18	563,952
175,845		6.000%, due 05/01/17	179,805
141,575		6.000%, due 05/01/17	144,764
143,318		6.000%, due 05/01/17	146,546
130,730		6.000%, due 05/01/17	133,674
191,630		6.000%, due 06/01/16	195,948
237,414		6.000%, due 06/01/17	242,761
56,487		6.000%, due 06/01/17	57,760
248,440		6.000%, due 07/01/17	254,036
240,796		6.000%, due 07/01/17	246,219
6,785		6.000%, due 08/01/16	6,938
19,389		6.000%, due 08/01/16	19,826
154,823		6.000%, due 08/01/17	158,310
138,844		6.000%, due 08/01/17	141,964
267,013		6.000%, due 08/01/17	273,027
163,463		6.000%, due 08/01/17	167,145
549,720		6.000%, due 09/01/17	562,101
1,838,345		6.000%, due 09/01/17	1,879,750

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$159,289		6.000%, due 09/01/18	$162,873
133,219		6.000%, due 10/01/16	136,221
239,291		6.000%, due 10/01/16	244,682
10,844		6.000%, due 10/01/17	11,088
599,396		6.000%, due 11/01/17	612,902
169,583		6.000%, due 11/01/18	173,398
235,682		6.000%, due 12/01/18	240,993
5,756,440	S	6.000%, due 04/25/31	5,913,163
3,346,056	S	6.000%, due 07/25/29	3,414,676
7,870,741	S	6.000%, due 07/25/29	8,030,294
1,042,000	S,W	6.000%, due 01/15/36	1,052,420
320,156		6.500%, due 01/01/32	329,197
11,805,000	S,W	6.500%, due 01/15/35	12,111,198
3,323,098		6.500%, due 08/01/29	3,423,231
219,199		6.500%, due 09/01/32	225,346
170,150		6.500%, due 10/01/32	174,921
365,886		6.500%, due 10/01/32	376,146
7,511,000	L	6.625%, due 11/15/10	8,125,295
275,043		7.000%, due 01/01/30	287,358
73,265		7.000%, due 02/01/26	76,684
30,770		7.000%, due 02/01/26	32,205
27,380		7.000%, due 03/01/26	28,658
41,607		7.000%, due 03/01/26	43,545
56,558		7.000%, due 03/01/26	59,197
22,196		7.000%, due 03/01/26	23,230
90,603		7.000%, due 03/01/26	94,824
3,329,445		7.000%, due 06/01/31	3,480,955
24,820		7.000%, due 08/01/25	25,978
179,025		7.000%, due 08/01/35	186,838
13,584		7.000%, due 10/01/25	14,218
4,443		7.000%, due 11/01/25	4,650
45,552		7.000%, due 12/01/25	47,678
15,663		7.000%, due 12/01/25	16,394
35,253		7.000%, due 12/01/25	36,898
181,301		7.500%, due 10/01/30	190,063
69,566		7.500%, due 11/01/30	72,928
38,416		7.500%, due 11/01/30	40,273
2,339,606		7.500%, due 01/25/48	2,439,732
306,899	S	10.000%, due 02/25/19	337,727
			352,320,374
		Government National Mortgage Association: 0.5%
138,965		4.125%, due 12/20/29	138,314
203,361		4.375%, due 04/20/28	204,184
3,774,920		6.500%, due 10/15/31	3,946,724
103,088		7.000%, due 04/15/26	108,553
127,832		7.000%, due 04/15/26	134,608
129,465		7.000%, due 04/15/26	136,328
228,319		7.000%, due 04/15/26	240,422
270,678		7.000%, due 05/15/32	284,249
19,570		7.500%, due 01/15/26	20,638
47,313		7.500%, due 01/15/30	49,782
1,124		7.500%, due 01/15/31	1,183
1,178		7.500%, due 01/15/31	1,239
100,968		7.500%, due 01/15/32	106,243
720		7.500%, due 02/15/30	757
94,331		7.500%, due 02/15/30	99,253
23,202		7.500%, due 02/15/31	24,406
633		7.500%, due 02/15/31	666
2,869		7.500%, due 02/15/31	3,018
842		7.500%, due 02/15/31	885
1,013		7.500%, due 02/15/31	1,066
41,922		7.500%, due 03/15/29	44,126
$18,159		7.500%, due 03/15/31	$19,101
4,782		7.500%, due 03/15/31	5,030
18,974		7.500%, due 03/15/32	19,958
85,124		7.500%, due 03/15/32	89,571
36,328		7.500%, due 04/15/22	38,490
62,271		7.500%, due 04/15/29	65,546
15,877		7.500%, due 04/15/31	16,701
2,161		7.500%, due 04/15/32	2,273
11,673		7.500%, due 05/15/22	12,368
78,943		7.500%, due 05/15/30	83,063
47,096		7.500%, due 05/15/32	49,540
6,351		7.500%, due 06/15/22	6,729
3,166		7.500%, due 06/15/22	3,355
6,261		7.500%, due 06/15/24	6,619
5,119		7.500%, due 06/15/24	5,411
10,811		7.500%, due 06/15/30	11,375
18,777		7.500%, due 06/15/30	19,757
8,277		7.500%, due 06/15/32	8,706
105,418		7.500%, due 06/15/32	110,886
2,201		7.500%, due 07/15/26	2,322
1,829		7.500%, due 07/15/30	1,924
885		7.500%, due 07/15/30	932
37,268		7.500%, due 07/15/30	39,213
67,476		7.500%, due 07/15/32	70,976
6,356		7.500%, due 08/15/22	6,734
178,173		7.500%, due 08/15/29	187,541
881		7.500%, due 08/15/30	927
426		7.500%, due 08/15/30	448
43,404		7.500%, due 08/15/30	45,668
90,450		7.500%, due 08/15/32	95,142
14,793		7.500%, due 09/15/29	15,571
2,996		7.500%, due 09/15/31	3,152
803,524		7.500%, due 09/15/32	845,210
39,259		7.500%, due 10/15/29	41,323
43,645		7.500%, due 10/15/30	45,923
861		7.500%, due 11/15/30	906
2,304		7.500%, due 11/15/30	2,424
1,043		7.500%, due 11/15/30	1,098
1,009		7.500%, due 11/15/30	1,061
58,357		7.500%, due 12/15/29	61,433
652,702		7.500%, due 12/15/31	686,730
			8,277,778
		Total U.S. Government Agency Obligations (Cost $533,098,980)	531,164,923
U.S. TREASURY OBLIGATIONS: 21.5%
		U.S. Treasury Bonds: 3.8%
15,048,000	L	5.375%, due 02/15/31	16,907,843
14,216,000	L	6.000%, due 02/15/26	16,768,227
13,808,000	L	7.250%, due 05/15/16	16,959,041
12,016,000	L,S	9.250%, due 02/15/16	16,655,774
			67,290,885
		U.S. Treasury Notes: 17.7%
65,857,000	L	4.250%, due 11/30/07	65,684,652
19,336,000	L	4.375%, due 11/15/08	19,345,069
162,545,000	L	4.375%, due 12/15/10	162,722,824
55,750,000	L	4.500%, due 11/15/15	56,224,767
12,740,000	S	0.000%, due 05/15/16	7,990,260
			311,967,572
		Total U.S. Treasury Obligations (Cost $378,126,608)	379,258,457

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 4.9%
		Automobile Asset Backed Securities: 1.2%
$3,913,464		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	$3,890,315
5,858,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	5,796,654
888,000		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	869,004
1,851,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	1,809,125
4,076,790		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	4,025,109
4,773,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	4,725,729
			21,115,936
		Credit Card Asset Backed Securities: 0.8%
8,800,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	8,838,418
374,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	385,650
3,460,000		Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	3,459,014
1,190,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	1,230,245
			13,913,327
		Home Equity Asset Backed Securities: 1.5%
3,805,248		Bayview Financial Acquisition Trust, 4.879%, due 09/28/43	3,810,949
133,423		Centex Home Equity, 4.659%, due 01/25/34	133,528
1,131,226		GMAC Mortgage Corp. Loan Trust, 4.609%, due 12/25/20	1,132,071
10,569,000		GSAA Trust, 5.242%, due 06/25/34	10,519,653
1,087,183		Merrill Lynch Mortgage Investors, Inc., 4.739%, due 07/25/34	1,091,911
618,751		New Century Home Equity Loan Trust, 4.629%, due 08/25/34	619,201
2,920,544		QFA Royalties LLC, 7.300%, due 02/20/25	2,928,872
1,114,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	1,096,041
1,977,000	+	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	1,957,514
$1,686,648		Saxon Asset Securities Trust, 3.960%, due 06/25/33	$1,682,469
1,990,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	1,949,323
			26,921,532
		Other Asset Backed Securities: 1.4%
752,513	S	Amortizing Residential Collateral Trust, 4.879%, due 05/25/32	753,351
1,896,263		Chase Funding Mortgage Loan, 4.679%, due 07/25/33	1,901,077
2,310,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,282,501
8,011,241		Lehman XS Trust, 4.659%, due 08/25/35	8,018,225
1,695,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,676,553
473,511		Residential Asset Mortgage Products, Inc., 4.689%, due 06/25/33	474,500
10,282,400	+	Structured Asset Securities Corp., 6.000%, due 03/25/34	10,289,606
			25,395,813
		Total Asset-Backed Securities (Cost $88,419,038)	87,346,608

COLLATERALIZED MORTGAGE OBLIGATIONS: 19.0%
		Commercial Mortgage Backed Securities: 4.9%
3,941,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	3,826,484
5,657,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	5,562,848
2,735,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	2,699,645
3,080,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	2,966,411
195,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	187,998
3,372,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	3,296,456
777,000	L	Capco America Securitization Corp., 6.260%, due 10/15/30	800,872
279,000		Capco America Securitization Corp., 6.460%, due 10/15/30	290,600

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage Backed Securities (continued)
$6,167,579	S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	$6,622,732
811,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	779,837
3,326,759		CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	3,204,864
3,500,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	3,644,700
3,220,378		Ge Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	3,145,119
793,000		Ge Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	772,006
301,000		Ge Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	297,152
3,880,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,772,831
6,935,563		JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	6,763,737
10,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	9,725
4,589,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,751,935
8,794,230		JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	8,984,638
1,794,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	1,729,828
10,000	S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	9,719
499,000		LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	485,250
567,000		LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	550,634
176,000	S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	174,128
5,220,000	S	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	5,416,275
4,500,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	4,888,498
$7,379,311	S	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	$7,579,667
3,902,160		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	3,748,716
			86,963,305
		Whole Loan Collateral PAC: 0.1%
2,174,268	S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	2,221,918
			2,221,918
		Whole Loan Collateral CMO: 13.9%
9,818,064		American Home Mortgage Investment Trust, 4.669%, due 11/25/45	9,795,687
3,456,326		Banc of America Funding Corp., 4.770%, due 09/20/35	3,459,774
13,639,737		Banc of America Funding Corp., 5.278%, due 09/20/35	13,409,225
7,138,988		Banc of America Funding Corp., 5.750%, due 09/20/34	7,084,910
8,356,412		Banc of America Funding Corp., 5.871%,| due 06/20/35	8,477,982
2,546,271	S	Banc of America Mortgage Securities, 5.250%, due 11/25/19	2,541,541
5,812,264		Banc of America Mortgage Securities, 5.500%, due 06/25/35	5,802,997
2,627,783		Bear Stearns Alt-A Trust, 4.699%, due 07/25/34	2,632,376
12,294,336		Bear Stearns Asset Backed Securities, Inc., 4.709%, due 11/25/35	12,254,816
3,923,580		Citigroup Mortgage Loan Trust, Inc., 4.499%, due 02/25/35	3,926,476
1,922,479		Countrywide Alternative Loan Trust, 4.679%, due 02/25/35	1,924,192
15,002,673		Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	14,913,707
2,319,026		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	2,321,842
25,805,750		Countrywide Home Loan Mortgage Pass Through Trust, 4.721%, due 02/25/35	25,926,728
4,067,368		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	4,003,868
9,923,427		GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	9,802,485

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Whole Loan Collateral CMO (continued)
$1,928,988	#	GSMPS Mortgage Loan Trust, 4.729%, due 01/25/35	$1,933,810
2,061,233	S	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	2,026,739
3,449,914		Harborview Mortgage Loan Trust, 4.720%, due 01/19/35	3,445,886
2,490,913	S	Homebanc Mortgage Trust, 4.809%, due 08/25/29	2,503,196
13,467,957		Mastr Adjustable Rate Mortgages Trust, 5.367%, due 06/25/35	13,240,753
6,895,100		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	6,927,379
1,497,964		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	1,513,553
3,800,951	S	MLCC Mortgage Investors, Inc., 4.609%, due 04/25/29	3,806,975
1,812,092	S	MLCC Mortgage Investors, Inc., 4.699%, due 01/25/29	1,814,372
6,299,326		Residential Accredit Loans, Inc., 4.779%, due 04/25/35	6,300,459
9,050,652		Residential Accredit Loans, Inc., 4.879%, due 08/25/35	9,079,067
1,676,199		Residential Funding Mtg Sec I, 4.829%, due 05/25/33	1,679,732
2,126,783		Sequoia Mortgage Trust, 4.640%, due 01/20/35	2,128,832
2,573,209		Structured Adjustable Rate Mortgage Loan Trust, 4.689%, due 07/25/35	2,571,193
5,671,633		Structured Asset Mortgage Investments, Inc., 4.610%, due 04/19/35	5,668,088
2,286,751		Structured Asset Securities Corp., 5.500%, due 07/25/33	2,249,591
7,493,000		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35	7,633,119
4,204,621		Thornburg Mortgage Securities Trust, 4.729%, due 12/25/33	4,214,025
4,402,980		Thornburg Mortgage Securities Trust, 4.749%, due 09/25/34	4,413,202
4,074,059		Washington Mutual, Inc., 4.629%, due 01/25/45	4,077,329
3,029,840		Washington Mutual, Inc., 4.670%, due 06/25/44	3,033,409
3,106,702		Washington Mutual, Inc., 4.689%, due 01/25/45	3,109,823
5,285,044		Washington Mutual, Inc., 4.779%, due 08/25/45	5,294,450
4,790,194		Washington Mutual, Inc., 6.000%, due 06/25/34	4,800,675
$5,950,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	$5,676,973
7,339,602		Wells Fargo Mortgage Backed Securities Trust, 5.000%, due 12/25/33	7,062,077
			244,483,313
		Whole Loan Collateral Support CMO: 0.1%
2,456,457		Banc of America Mortgage Securities, 5.500%, due 11/25/33	2,373,502
			2,373,502
		Total Collateralized Mortgage Obligations (Cost $341,269,397)	336,042,038
MUNICIPAL BONDS: 0.3%
		Municipal: 0.3%
615,000	S	City of New York NY, 5.000%, due 04/01/35	633,302
1,325,000	S	New York, 5.000%, due 11/01/08	1,380,080
1,325,000	S	New York, 5.000%, due 11/01/11	1,417,989
1,315,000	S	New York, 5.000%, due 11/01/15	1,416,939
		Total Municipal Bonds (Cost $4,913,822)	4,848,310
OTHER BONDS: 0.1%
		Sovereign 0.1%
1,102,000	@@,L	Mexico Government Bond, 6.625%, due 03/03/15	1,209,445
840,678	@@	Republica Orient Uruguay, 10.500%, due 10/20/06	1,270,116
		Total Other Bonds (Cost $2,077,602)	2,479,561

Shares			Value

PREFERRED STOCK: 2.1%
		Banks: 0.5%
844	#	DG Funding Trust	8,993,875
			8,993,875
		Diversified Financial Services: 0.5%
231,000	C	Merrill Lynch & Co., Inc.	5,890,500
80,100	C	National Rural Utilities Cooperative Finance Corp.	1,890,360
			7,780,860
		Insurance: 0.9%
269,299	@@	Aegon NV	6,802,493
90,000	@@	Aegon NV	2,245,500
271,450	C	Metlife, Inc.	7,035,984
			16,083,977

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Telecommunications: 0.2%
2,669	@@,#	Centaur Funding Corp.	$3,458,023
			3,458,023
		Total Preferred Stock (Cost $36,335,908)	36,316,735
		Total Long-Term Investments (Cost $1,845,869,449)	1,837,844,082

Principal Amount/Shares				Value

SHORT-TERM INVESTMENTS: 33.2%
		Commercial Paper: 1.3%
$7,000,000	S	Daimler Chrysler, 0.000%, due 01/18/06		6,984,460
16,350,000	#,S	Concord Minutemen Capital Co. LLC, 4.669%, due 01/10/07		16,335,776
		Total Commercial Papers (Cost $23,335,059)		23,320,236

		Repurchase Agreement: 7.5%
131,457,000		Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $131,518,785 to be received upon repurchase (Collateralized by $135,730,000 Various U.S. Government Agency Obligations, 1.880%-5.650%, Market Value plus accrued interest $134,090,909 due 06/16/06-07/21/20)		131,457,000
		Total Repurchase Agreement (Cost $131,457,000)		131,457,000
		Securities Lending Collateralcc: 24.4%
431,292,000		The Bank of New York Institutional Cash Reserve Fund		431,292,000
		Total Securities Lending Collateral (Cost $431,292,000)		431,292,000
		Total Short-Term Investments (Cost $586,084,059)		586,069,236
		Total Investments In Securities (Cost $2,431,953,508)*	137.3%	$2,423,913,318
		Other Assets and Liabilities-Net	(37.3)	(658,569,227)
		Net Assets	100.0%	$1,765,344,091

@@	Foreign issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
**	Defaulted security
*	Cost for federal income tax purposes is $2,434,773,071.
Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$4,524,213
	Gross Unrealized Depreciation	(15,383,966)
	Net Unrealized Depreciation	$(10,859,753)

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 10 Year Note	314	$34,353,563	03/22/2006	$302,618
U.S. 30 Year Future	675	77,076,563	03/31/2006	1,540,264
		$111,430,125		$1,842,882
Short Contracts
U.S. 2 Year Note	209	$(42,884,188)	03/31/2006	$(40,233)

Information concerning the Interest Rate Swap Agreements outstanding for the ING VP Intermediate Bond Portfolio at December 31, 2005, is shown below:

	Termination Date	Unrealized Appreciation (Depreciation)
Receive a floating rate equal to 3-month USD-LIBOR plus 2.51% on $2,645,000 and pay a floating rate equal to 3-month JPY-LIBOR plus 1.7% on ¥291,945,000. Upon termination of the contract, receive $2,645,000 and pay ¥291,945,000. Counterparty: UBS AG	03/01/34	$204,021
Receive a floating rate equal to 3-month JPY-LIBOR plus 1.7% on ¥528,500,000 and pay a fixed rate equal to 1.0% on ¥1,000,000,000. Upon termination of the contract, receive ¥528,500,000 and pay ¥1,000,000,000. Counterparty: UBS AG	03/01/34	59,324
Receive a floating rate equal to 6-month USD-LIBOR plus 2.62% on $3,305,909 and pay a fixed rate equal to 1.0% on ¥700,000,000. Upon termination of the contract, receive $3,305,909 and pay ¥700,000,000. Counterparty: UBS AG	03/01/34	320,726
Receive a floating rate equal to 3-month USD-LIBOR plus 2.48% on $914,666.50 and pay a fixed rate equal to 1.0% on ¥200,000,000. Upon termination of the contract, receive $914,666.50 and pay ¥200,000,000. Counterparty: UBS AG	03/01/34	16,588
		$600,659

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Information concerning the Credit Default Agreements outstanding for the ING VP Intermediate Bond Portfolio at December 31, 2005 is shown below:

	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Albertson’s Inc. Receive $2,586,000 in the event of default and pay 1.850% Counterparty: UBS AG	03/20/01	2,586,000	$ 19,596
Georgia Pacific Receive $1,030,000 in the event of default and pay 3.550% Counterparty: Citigroup	12/20/10	1,030,000	(4,362)
			$ 15,234

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)	AS OF DECEMBER 31, 2005

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 1.0%
$ 10,710,000		Dexia, 4.335%, due 02/01/06	$10,709,589
		Total Certificate of Deposit (Cost $10,709,589)	10,709,589
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
10,750,000	@@,#	Cheyne High Grade ABS CDO Ltd., 4.330%, due 11/10/06	10,750,000
13,900,000	@@,#	Newcastle CDO I Ltd., 4.409%, due 09/24/38	13,900,000
13,900,000	@@,#	Newcastle CDO III Corp., 4.409%, due 09/24/38	13,900,000
13,700,000	@@,#	Putnam Structured Product CDO, 4.490%, due 10/15/38	13,700,000
8,500,000	@@,#	Whitehawk CDO Funding Ltd., 4.511%, due 09/15/06	8,500,000
		Total Collateralized Mortgage Obligations (Cost $60,750,000)	60,750,000
COMMERCIAL PAPER: 35.0%
2,400,000		Alliance & Leicester, 3.750%, due 01/13/06	2,393,517
10,000,000	@@	ASB Bank Ltd., 4.110%, due 01/24/06	9,972,656
24,800,000		American Express Bank FSB, 4.430%, due 03/16/06	24,800,000
3,164,000		Barton Capital Corp., 3.340%, due 01/05/06	3,162,534
10,000,000		Cafco LLC, 3.690%, due 01/09/06	9,990,778
2,500,000		Concord Minutemen, 3.520% due 01/06/06	2,498,534
2,000,000		Concord Minutemen, 3.710% due 01/11/06	1,997,733
22,000,000		Goldman Sachs Group, 2.503%, due 2/13/06	22,000,000
17,600,000		Jupiter Securities, 4.210%, due 01/30/06	17,538,539
26,000,000		Master Funding LLC, 3.780%, due 01/13/06	25,964,597
15,000,000		Master Funding LLC, 4.190%, due 01/31/06	14,946,125
9,000,000		Master Funding LLC, 4.200%, due 01/26/06	8,972,813
3,000,000		Master Funding LLC, 4.230%, due 01/30/06	2,989,463
9,000,000		Monument Gardens, 3.620%, due 01/09/06	8,991,860
14,700,000		Monument Gardens, 4.030%, due 01/19/06	14,668,763
27,000,000		Monument Gardens, 4.110%, due 01/24/06	26,926,170
5,000,000		St. Germain Holdings Ltd., 2.780%, due 01/03/06	4,998,842
21,700,000		St. Germain Holdings Ltd., 2.870%, due 01/13/06	21,669,678
21,000,000		St. Germain Holdings Ltd., 4.030%, due 01/19/06	20,955,375
5,000,000		Three Pillars Funding Corp., 3.860%, due 01/09/06	4,995,178
$ 7,952,000	#	Three Pillars Funding Corp., 3.980%, due 01/17/06	$7,937,086
36,000,000		Three Pillars Funding Corp., 4.150%, due 01/23/06	35,904,740
14,000,000		Thunder Bay Funding, 4.100%, due 01/17/06	13,972,933
14,000,000		Tulip Funding Co., 4.100%, due 01/17/06	13,972,933
19,400,000		Tulip Funding Co., 4.110%, due 01/19/06	19,358,026
1,600,000		UBS Finance, 4.050%, due 01/19/06	1,596,584
2,400,000		UBS Finance, 4.320%, due 03/02/06	2,382,560
24,600,000	#	Verizon Global Funding Corp., 4.601%, due 01/12/07	24,600,000
5,370,000		Windmill Funding Corp., 4.170%, due 02/02/06	5,349,546
		Total Commercial Paper (Cost $375,507,563)	375,507,563
CORPORATE BONDS/NOTES: 46.2%
1,500,000		American Express Bank FSB/Salt Lake City UT, 4.442%, due 06/13/06	1,500,131
8,000,000		American Express Centurion Bank, 4.415%, due 03/03/06	8,000,670
17,200,000	#	American General Finance Corp., 4.500%, due 02/15/07	17,199,786
15,000,000		American General Finance Corp., 4.551%, due 03/29/06	14,999,296
6,239,000		American General Finance Corp., 5.875%, due 07/14/06	6,297,453
7,000,000	#	American Honda Finance Corp., 4.340%, due 02/16/06	6,999,979
5,000,000	#	American Honda Finance Corp., 4.530%, due 09/21/06	5,001,525
17,100,000	#	American Honda Finance Corp., 4.557%, due 09/18/06	17,100,000
9,500,000	#	Bank of New York, 4.419%, due 01/26/07	9,500,000
4,500,000		Bank One Corp., 6.500%, due 02/01/06	4,506,950
25,000,000		Banque Nationale de Paris/New York, 4.420%, due 06/21/06	24,996,066
14,500,000		Barclays Bank PLC, 4.433%, due 06/21/06	14,498,577
12,750,000		Bear Stearns Cos, Inc., 4.419%, due 11/28/06	12,750,000
12,300,000		Bear Stearns Cos, Inc., 4.448%, due 12/05/06	12,300,000
11,630,000	#	Cargill, Inc., 6.250%, due 05/01/06	11,692,454
2,500,000		Caterpillar Financial Services Corp., 2.650%, due 01/30/06	2,496,644
8,100,000	#	Concord Minutemen Capital Co. LLC, 4.669%, due 01/10/07	8,099,869

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)
$ 35,900,000	#	Concord Minutemen Capital Co. LLC, 4.687%, due 01/11/07	$35,899,790
7,800,000	L	General Electric Capital Corp., 4.457%, due 12/08/06	7,801,922
3,500,000		General Electric Capital Corp., 4.491%, due 02/06/06	3,500,789
16,000,000		General Electric Capital Corp., 4.519%, due 02/09/07	16,000,000
16,000,000	L	General Electric Capital Corp., 4.627%, due 09/18/06	16,015,902
5,000,000		General Electric Corp., 2.850%, due 01/30/06	4,994,047
12,050,000	#	Goldman Sachs Group LP, 4.490%, due 12/15/06	12,050,000
8,275,000		Goldman Sachs Group, Inc., 4.386%, due 10/27/06	8,286,927
7,800,000	@@,#	HBOS Treasury Services PLC, 4.435%, due 12/29/06	7,800,000
19,500,000	@@,#	HBOS Treasury Services PLC, 4.569%, due 01/24/07	19,500,000
18,200,000		HSBC Finance Corp., 6.500%, due 01/24/06	18,225,166
31,400,000	#	Money Market Trust Series, 4.515, due 03/12/07	31,400,000
10,380,000		Morgan Stanley Group, Inc., 4.540%, due 11/24/06	10,394,039
15,000,000		Morgan Stanley Group, Inc., 4.709%, due 01/12/07	15,017,903
19,070,000		Morgan Stanley Group, Inc., 4.799%, due 03/27/06	19,082,158
6,800,000		PNC Bank NA, 4.430%, due 03/21/06	6,799,329
12,400,000		Societe Generale/New York, 4.319%, due 03/30/06	12,399,057
1,500,000		Suntrust Bank, 4.369%, due 06/09/06	1,499,769
52,400,000		Washington Mutual Bank, 4.380%, due 05/31/06	52,400,489
10,800,000		Wells Fargo & Co., 4.435%, due 02/02/07	10,800,000
7,800,000		Westpac Banking Corp./NY, 4.490%, due 01/11/07	7,800,000
		Total Corporate Bonds/Notes (Cost $495,606,687)	495,606,687

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.8%
29,650,000		Federal Home Loan Bank, 4.427%, due 06/14/06	29,646,830
22,000,000		Federal Home Loan Bank, 4.477%, due 07/21/06	22,000,000
		Total U.S. Government Agency Obligations (Cost $51,646,830)	51,646,830

Principal Amount/Shares			Value
REPURCHASE AGREEMENT: 7.6%
$ 71,132,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $71,165,590 to be received upon repurchase (Collateralized by $72,347,000 various U.S. Government Agency Obligations, 4.250%-4.500%, Market Value plus accrued interest $72,554,778, due 04/05/07-01/15/14).		$71,132,000
11,001,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.25%, due 01/03/06, $11,006,195 to be received upon repurchase (Collateralized by $11,153,000 U.S. Government Agency Obligation, 4.25%, Market Value plus accrued interest $11,221,390, due 08/15/14).		11,001,000
	Total Repurchase Agreement (Cost $82,133,000)		82,133,000
SECURITIES LENDING COLLATERALcc: 0.4%
4,600,000	The Bank of New York Institutional Cash Reserves Fund		4,600,000
	Total Securities Lending Collateral (Cost $4,600,000)		4,600,000
	Total Investments In Securities (Cost $1,080,953,669)*	100.7%	$1,080,953,669
	Other Assets and Liabilities-Net	(0.7)	(7,935,751)
	Net Assets	100.0%	$1,073,017,918

(1)

All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, or an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is the same for financial statement purposes.

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 94.3%
		Belgium: 1.3%
15,000	@,L	Option Intl.	$1,110,378
			1,110,378
		Bermuda: 2.2%
29,400		Accenture Ltd.	848,778
17,300	@	Marvell Technology Group Ltd.	970,357
			1,819,135
		Brazil: 0.5%
16,000		Tim Participacoes SA ADR	404,480
			404,480
		Canada: 0.6%
46,000	@	Cardiome Pharma Corp.	464,600
			464,600
		China: 1.0%
541,000	@	Foxconn Intl. Holdings Ltd.	883,198
			883,198
		Finland: 1.2%
55,200		Nokia OYJ ADR	1,010,160
			1,010,160
		Germany: 0.7%
13,900	L	SAP AG ADR	626,473
			626,473
		Guernsey: 0.6%
17,500	@	Amdocs Ltd.	481,250
			481,250
		Italy: 0.7%
12,800	@,L	e.Biscom	582,748
			582,748
		Japan: 8.6%
41,200		Hitachi Construction Machinery Co., Ltd.	962,135
22,900		Hoya Corp.	822,450
16,400		Ibiden Co., Ltd.	877,568
41,600		Komatsu Ltd.	687,115
28,200		Matsushita Electric Industrial Co., Ltd.	543,076
87,500		Nabtesco Corp.	1,131,488
23,100		Nippon System Development Co., Ltd.	754,562
8,500		Otsuka Corp.	936,784
79,000		Shimadzu Corp.	557,605
			7,272,783
		Mexico: 0.9%
27,000		America Movil SA de CV ADR	790,020
			790,020
		Norway: 0.4%
98,500	@	Fast Search & Transfer ASA	359,875
			359,875
		South Korea: 2.3%
2,200	@	NHN Corp.	579,373
2,100		Samsung Electronics Co., Ltd.	1,351,054
			1,930,427
		Switzerland: 3.3%
5,600		Alcon, Inc.	$725,760
10,700	L	Novartis AG ADR	561,536
10,000		Roche Holding AG	1,494,965
			2,782,261
		Taiwan: 4.8%
198,000		Asustek Computer, Inc.	607,255
34,200		High Tech Computer Corp.	638,479
164,461		HON HAI Precision Industry Co., Ltd.	903,215
795,640		Lite-On Technology Corp.	1,081,035
439,000		Mitac Technology Corp.	320,319
380,000	@	Wistron Corp.	479,404
			4,029,707
		United Kingdom: 1.3%
112,100		Meggitt PLC	696,743
11,000	L	Shire Pharmaceuticals PLC ADR	426,689
			1,123,432
		United States: 63.9%
29,900	@	Abgenix, Inc.	643,149
15,600	@,L	ADC Telecommunications, Inc.	348,504
28,900	L	Adobe Systems, Inc.	1,068,144
11,400	L	Adtran, Inc.	339,036
41,600	@,L	Advanced Micro Devices, Inc.	1,272,960
20,000	@	Agilent Technologies, Inc.	665,800
28,300	@,L	Akamai Technologies, Inc.	564,019
39,800	@,L	Alamosa Holdings, Inc.	740,678
9,050	@	Amgen, Inc.	713,683
17,000	@,L	Amylin Pharmaceuticals, Inc.	678,640
14,800		Analog Devices, Inc.	530,876
22,800	@	Apple Computer, Inc.	1,639,092
56,300		Applied Materials, Inc.	1,010,022
37,800	@,L	aQuantive, Inc.	954,072
35,200	@,L	Atheros Communications, Inc.	457,600
9,200	L	Autodesk, Inc.	395,140
11,400		Automatic Data Processing, Inc.	523,146
58,800	@,L	BEA Systems, Inc.	552,720
6,800		Becton Dickinson & Co.	408,544
8	@	Boston Scientific Corp.	196
28,000	@	Broadcom Corp.	1,320,200
35,000	@,L	Cadence Design Systems, Inc.	592,200
7,900	@	Caremark Rx, Inc.	409,141
25,100	@	Ceridian Corp.	623,735
3,500		Cigna Corp.	390,950
12,900	@,L	Coherent, Inc.	382,872
84,200	@	Compuware Corp.	755,274
30,200	@	Comverse Technology, Inc.	803,018
21,600	@,L	Cytyc Corp.	609,768
12,600	@	eBay, Inc.	544,950
9,900	@,L	Electronic Arts, Inc.	517,869
42,300	@	EMC Corp.	576,126
6,656	@	Emdeon Corp.	56,310
5,900	@,L	Express Scripts, Inc.	494,420
12,434	@,L	Genentech, Inc.	1,150,145
6,300	@	Gilead Sciences, Inc.	331,569
14,000		Global Payments, Inc.	652,540
12,600		Goodrich Corp.	517,860
3,200	@	Google, Inc.	1,327,552
28,800		Harris Corp.	1,238,688
40,800		Hewlett-Packard Co.	1,168,104
37,100	@,L	Informatica Corp.	445,200

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares				Value
		United States (continued)
22,850		Intel Corp.		$570,336
16,000		International Business Machines Corp.		1,315,200
32,200		Intersil Corp.		801,136
26,800	@,L	Juniper Networks, Inc.		597,640
22,500	@	Keryx Biopharmaceuticals, Inc.		329,400
23,700		Kla-Tencor Corp.		1,169,121
26,850	@,L	Lam Research Corp.		958,008
11,260	@	Medco Health Solutions, Inc.		628,308
6,700		Medtronic, Inc.		385,719
36,600	@,L	MEMC Electronic Materials, Inc.		811,422
42,600		Microsoft Corp.		1,113,990
15,400	@,L	Monster Worldwide, Inc.		628,628
37,000		Motorola, Inc.		835,830
24,700	L	National Semiconductor Corp.		641,706
28,200	@	Nvidia Corp.		1,030,992
46,300	@	Oracle Corp.		565,323
76,500	@,L	Powerwave Technologies, Inc.		961,605
17,500	@	Progress Software Corp.		496,650
24,200		Qualcomm, Inc.		1,042,536
35,286	@,L	Renovis, Inc.		539,876
26,800		Schering-Plough Corp.		558,780
14,500		Scientific-Atlanta, Inc.		624,515
8,700	@	St. Jude Medical, Inc.		436,740
22,900	@,L	Sybase, Inc.		500,594
18,300	@	Symantec Corp.		320,250
26,450		Texas Instruments, Inc.		848,252
23,500	@,L	Unica Corp.		283,175
16,500		UnitedHealth Group, Inc.		1,025,310
27,800	@	Valueclick, Inc.		503,458
13,000	@,L	Varian Medical Systems, Inc.		654,420
20,100	@,L	Varian Semiconductor Equipment Associates, Inc.		882,993
20,700	@,L	Vertex Pharmaceuticals, Inc.		572,769
26,600	@,L	Viropharma, Inc.		493,430
7,600	@	WellPoint, Inc.		606,404
33,500	@,L	Yahoo!, Inc.		1,312,530
9,400	@	Zimmer Holdings, Inc.		633,935
				54,095,493
		Total Common Stock (Cost $64,744,008)		79,766,420

SHORT-TERM INVESTMENT: 21.7%

		Securities Lending Collateralcc: 21.7%
$18,348,000		The Bank of New York Institutional Cash Reserves Fund		$18,348,000
		Total Short-Term Investments (Cost $18,348,000)		18,348,000
		Total Investments In Securities (Cost $83,092,008)*	116.0%	$98,114,420
		Other Assets and Liabilities-Net	(16.0)	(13,513,563)
		Net Assets	100.0%	$84,600,857

Certain foreign securities have been fair valued in accordance with procedures approved by the Board (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $83,208,544.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,606,146
Gross Unrealized Depreciation	(700,270)
Net Unrealized Appreciation	$14,905,876

Industry	Percentage of Net Assets
Aerospace/Defense	1.4%
Biotechnology	3.3
Commercial Services	1.0
Computers	11.1
Electronics	5.0
Healthcare-Products	5.2
Healthcare-Services	1.9
Home Furnishings	0.6
Insurance	0.5
Internet	8.0
Machinery-Construction and Mining	2.0
Machinery-Diversified	1.3
Pharmaceuticals	9.1
Semiconductors	16.8
Software	11.4
Telecommunications	15.7
Securities Lending Collateral	21.7
Other Assets and Liabilities, Net	(16.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.1%
		Australia: 3.8%
61,523		Aristocrat Leisure Ltd.	$552,986
42,001		BHP Billiton Ltd.	699,943
44,100		QBE Insurance Group Ltd.	630,257
31,800		SunCorp. - Metway Ltd.	466,419
			2,349,605
		Austria: 0.9%
25,300		Telekom Austria AG	565,638
			565,638
		Belgium: 2.3%
8,600		KBC Bancassurance Holding	797,683
5,400		Umicore	635,530
			1,433,213
		Brazil: 1.0%
13,400		Banco Itau Holding Financeira SA ADR	321,868
3,900		Petroleo Brasileiro SA ADR	277,953
			599,821
		Canada: 0.6%
5,300		Magna International, Inc.	381,115
			381,115
		China: 0.8%
543,000	@	China Life Insurance Co. Ltd.	478,695
			478,695
		Finland: 2.8%
24,181		Elisa Corp.	445,943
25,400		Fortum OYJ	474,516
21,834		Tietoenator OYJ	795,040
			1,715,499
		France: 8.0%
11,100		BNP Paribas	893,393
10,800		Bouygues	525,878
6,100		Lafarge SA	546,522
5,000		Total SA	1,256,243
15,138		Veolia Environnement	682,165
5,600		Vinci SA	480,563
17,597		Vivendi Universal SA	549,156
			4,933,920
		Germany: 9.5%
19,800		Commerzbank AG	610,560
14,329		DaimlerChrysler AG	726,630
6,616		Deutsche Bank AG	637,901
29,500		Deutsche Post AG	712,484
48,600		Deutsche Telekom AG	805,010
6,900		Fresenius Medical Care AG	723,179
5,000		Merck KGaA	413,137
4,469		Muenchener Rueckversicherungs AG	603,557
8,700		RWE AG	637,837
			5,870,295
		Hong Kong: 2.0%
51,000		Cheung Kong Holdings Ltd.	522,043
172,000		Hong Kong Exchanges and Clearing Ltd.	713,179
			1,235,222
		Hungary: 0.4%
3,530		OTP Bank Rt GDR	$231,568
			231,568
		India: 1.4%
13,400		ICICI Bank Ltd. ADR	385,920
12,200	#	Reliance Industries Ltd. GDR	482,266
			868,186
		Indonesia: 0.7%
17,600		Telekomunikasi Indonesia Tbk PT ADR	419,936
			419,936
		Ireland: 0.9%
37,400		Bank of Ireland	585,760
			585,760
		Italy: 4.0%
105,735		Banca Intesa S.p.A.	558,604
30,600		ENI-Ente Nazionale Idrocarburi S.p.A.	851,898
46,500		Mediaset S.p.A.	491,542
228,600		Telecom Italia S.p.A.	565,157
			2,467,201
		Japan: 25.8%
37,000		Asahi Glass Co. Ltd.	476,302
11,500		Canon, Inc.	674,508
8,600		Don Quijote Co., Ltd.	719,882
141		East Japan Railway Co.	967,121
16,400		Hoya Corp.	589,003
45		Japan Tobacco, Inc.	657,424
200	@	kabu.com Securities Co., Ltd.	692,895
72,000		Kawasaki Kisen Kaisha Ltd.	451,627
17,800		Leopalace21 Corp.	643,606
72		Mitsubishi Tokyo Financial Group, Inc.	979,689
103		Mizuho Financial Group, Inc.	816,870
106		Nippon Telegraph & Telephone Corp.	480,674
15,300		NOK Corp.	414,297
132,000		Osaka Gas Co. Ltd	454,785
8,800		Sankyo Co. Ltd	508,955
2,370		SFCG Co,. Ltd.	573,025
87,000		Sumitomo Chemical Co., Ltd.	596,635
61,000		Sumitomo Corp.	788,805
41,000		Sumitomo Electric Industries Ltd.	622,261
122,000		Sumitomo Metal Industries Ltd.	466,982
30,000		Sumitomo Rubber Industries, Inc.	427,526
56,000		Sumitomo Trust & Banking Co., Ltd.	570,541
110,000		Taisei Corp.	497,540
39,000		Takashimaya Co. Ltd.	622,443
14,900		Takeda Chemical Industries Ltd.	806,691
18,300		Yamaha Motor Co., Ltd.	477,914
			15,978,001
		Netherlands: 4.9%
33,400	@	ASML Holding NV	666,970
29,300		Koninklijke Philips Electronics NV	906,652
46,295		Royal Dutch Shell PLC	1,480,130
			3,053,752

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Norway: 1.4%
4,260		Norsk Hydro ASA	$436,916
13,150	@	Petroleum Geo-Services ASA	404,728
			841,644
		Singapore: 0.8%
52,000		DBS Group Holdings Ltd.	515,150
			515,150
		South Korea: 0.6%
1,040	#	Samsung Electronics Co., Ltd. GDR	343,142
			343,142
		Spain: 0.9%
18,600		Repsol YPF SA	542,471
			542,471
		Sweden: 3.3%
24,700	@	Capio AB	439,025
34,500		Swedish Match AB	405,057
192,000		Telefonaktiebolaget LM Ericsson	660,361
11,600		Volvo AB	546,287
			2,050,730
		Switzerland: 5.0%
8,910		Roche Holding AG	1,332,014
11,990		UBS AG	1,136,286
2,952	@	Zurich Financial Services AG	626,368
			3,094,668
		United Kingdom: 16.3%
18,500		Anglo American PLC	629,785
23,721		British American Tobacco PLC	528,923
168,100		Centrica PLC	734,904
56,000		Diageo PLC	807,521
30,100		Enterprise Inns PLC	484,715
60,000		GlaxoSmithKline PLC	1,511,374
65,069		HBOS PLC	1,107,735
93,700		Hilton Group PLC	584,069
116,290		Kingfisher PLC	473,201
201,600		Legal & General Group PLC	421,871
135,900		Rentokil Initial PLC	382,267
38,403		Royal Bank of Scotland Group PLC	1,156,376
32,735		SABMiller PLC	595,192
65,900		Unilever PLC	653,635
			10,071,568
		Total Common Stock (Cost $51,240,955)	60,626,800

Principal Amount			Value
PREFERRED STOCK: 0.7%
	Germany 0.7%
$4,200	Henkel KGaA		$420,525
	Total Preferred Stock (Cost $396,751)		420,525
	Total Long-Term Investments (Cost $51,637,706)		61,047,325

SHORT-TERM INVESTMENT: 1.4%

	Repurchase Agreement: 1.4%
891,000	Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $891,419 to be received upon repurchase (Collateralized by $910,000 Federal Credit Savings Bureau, 5.650%, Market Value plus accrued interest $912,290 due 12/06/12)		891,000
	Total Short-Term Investments (Cost $891,000)		891,000
	Total Investments In Securities (Cost $52,528,706)*	100.2%	$61,938,325
	Other Assets and Liabilities-Net	(0.2)	(121,987)
	Net Assets	100.0%	$61,816,338

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $52,705,793.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,752,860
Gross Unrealized Depreciation	(520,328)
Net Unrealized Appreciation	$9,232,532

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Industry	Percentage of Net Assets
Agriculture	2.6%
Auto Manufacturers	2.1
Auto Parts and Equipment	2.0
Banks	19.0
Beverages	2.3
Building Materials	1.6
Chemicals	2.8
Commercial Services	0.6
Computers	1.3
Distribution/Wholesale	1.3
Diversified Financial Services	2.1
Electric	1.8
Electrical Components and Equipment	1.0
Electronics	2.4
Engineering and Construction	2.4
Entertainment	1.8
Food	1.1
Gas	1.9
Healthcare-Services	1.9
Housedhold Products/Wares	0.7
Insurance	4.5
Internet	1.1
Leisure	1.6
Iron/Steel	0.8
Media	1.7
Mining	2.1
Office/Business Equipment	1.1
Oil and Gas	7.8
Oil and Gas Services	0.7
Pharmaceuticals	6.6
Real Estate	1.9
Retail	3.7
Semiconductors	1.6
Telecommunications	6.4
Transportation	3.4
Water	1.1
Repurchase Agreement	1.4
Other Assets and Liabilities, Net	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING VP Balanced Portfolio
Class I	NII	$0.3196
Class S	NII	$0.2941
ING VP Growth and Income Portfolio
Class I	NII	$0.2173
Class S	NII	$0.1957
ING VP Growth Portfolio
Class I	NII	$0.0694
Class S	NII	$0.0447
ING VP Small Company Portfolio
Class I	NII	$0.0313
Class S	NII	$0.0051
All Classes	LTCG	$0.2805
ING VP Value Opportunity Portfolio
Class I	NII	$0.2484
Class S	NII	$0.2205
ING VP Intermediate Bond Portfolio
Class I	NII	$0.5112
Class S	NII	$0.4932
All Classes	STCG	$0.0611
All Classes	LTCG	$0.0085
ING VP Money Market Portfolio
Class I	NII	$0.1514
ING VP International Equity Portfolio
Class I	NII	$0.0881
Class S	NII	$0.0744

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Balanced Portfolio	43.95%
ING VP Growth and Income Portfolio	100.00%
ING VP Growth Portfolio	100.00%
ING VP Small Company Portfolio	99.69%
ING VP Value Opportunity Portfolio	100.00%
ING VP Intermediate Bond Portfolio	0.42%

For the year ended December 31, 2005, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING VP Growth and Income Portfolio	100.00%
ING VP Intermediate Bond Portfolio	0.71%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2005:

	Foreign Taxes Paid	Per Share Amount
ING VP International Equity Portfolio	$135,406	$0.0221

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Boards of Directors/Trustees. A director/trustee who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director/trustee (“Non-Interested Director/Trustee”). The Directors/Trustee of the Funds are listed below. The Statement of Additional Information includes additional information about directors/trustee of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships held by Director/ Trustee
Non-Interested Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and Director, Business and Economic Research Center (August 1999 - August 2002).	40	President-Elect, Academy of Economics and Finance (February 2005 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director/ Trustee	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	40	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director/ Trustee	April 1994 - Present	Self-Employed Consultant (January 1993 - Present).	40	Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	June 1991 - Present	President, Thompson Enterprises (October 2004 - Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	40	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Advest Trust Company (1998 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director/ Trustee	June 2002 - Present	Retired.	40	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	40	None

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships held by Director/ Trustee
Directors/Trustees who are “Interested Persons”

J. Scott Fox(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director/ Trustee	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management LLC (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001).	40	The Greater Hartford Arts Council (July 2002 - Present).

Thomas J. McInerney(3) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 49	Director/ Trustee	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)  Directors/Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)  Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)  Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	April 2002 - Present

Executive Vice President (December 2001 - Present) and Formerly Chief Compliance Officer (October 2004 - December 2005), ING Investments, LLC.; Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2002 - Present

Executive Vice President, (July 2000 - Present) and Chief Investment Risk Officer ING Investments, LLC (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC and Directed Services, Inc. (January 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior/Principal Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002) and Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present) ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	December 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003) and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004) and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Services, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003) and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)  The officers hold office until the next annual meeting of the Directors/Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a Fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who have no direct or indirect interest in the agreement and who are not “interested persons” of the Fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2006.

Overview of the Review Process

At a meeting of the Board held on December 14, 2005, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (13) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (14) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2005 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on November 1 and 2, 2005 and December 13, 2005, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the Board.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2006, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund, the Codes of Ethics of the Adviser and Sub-Advisers with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds, including fees and expenses for transfer agency, custody and audit services. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2005 and September 30, 2005.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, is set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the fees payable under the Advisory and Sub-Advisory Agreements as a whole. With respect to the Funds sub-advised by Sub-Advisers that are not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Advisers by the Adviser in light of the ability of the Adviser to negotiate such fees on an arms-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arms-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2004 and December 31, 2003, the nine-month period ended September 30, 2005 and the six-month period ended June 30, 2005. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the profitability of the Adviser and the Sub-Adviser attributable to managing and operating each Fund as a whole. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2006, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2005 and the management fees and expense data described below are as of June 30, 2005.

ING VP Balanced Portfolio

In evaluating the investment performance of ING VP Balanced Portfolio, the Board noted that the Portfolio outperformed its Morningstar category median for the year-to-date, one-, three- and ten-year periods, but underperformed for the most recent calendar quarter and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the “FISB”) and equity securities (the “ESB”) from which the Board could calculate a composite benchmark index (the “Composite Benchmark”) comprised of 60% ESB and 40% FISB. The Fund outperformed the Composite Benchmark for all periods presented. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the second quintile for the year-to-date, one-and ten-year periods and in the third quintile for the most recent calendar quarter, three- and five-year periods. The Board noted that the portfolio manager for the domestic equity component of the Portfolio was replaced in April 2004 and that the individuals with primary responsibility for asset allocation decisions were replaced in April 2005. The Board concluded that the performance of the Portfolio is satisfactory and that appropriate actions are being taken to maintain and improve such performance.

In assessing the reasonableness of the management fee and expense ratio of ING VP Balanced Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and one basis point above the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Growth and Income Portfolio

In evaluating the investment performance of ING VP Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark for the most recent calendar quarter, year-to-date and the one-year periods, but underperformed for the three-, five- and ten-year periods; and (2) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods and in the fifth (lowest) quintile for the three-, five- and ten-year periods. The Board noted that, in an effort to address concerns about the Portfolio’s performance, in April 2004 the Sub-Adviser put in place a new team of portfolio managers and research analysts with primary responsibility for managing the Portfolio and that the Sub-Adviser has hired additional sector analysts to improve stock screenings and analysis since that time. The Board considered the fact that the performance of the Portfolio has improved

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

subsequent to such actions. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Growth Portfolio

In evaluating the investment performance of ING VP Growth Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-, and five-year periods; (2) the Portfolio outperformed its benchmark for the most recent calendar quarter, year-to-date and one-year periods and underperformed for the three- and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date, and one-year periods and in the fourth quintile for the three- and five-year periods. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, the Sub-Adviser has hired a staff of senior sector analysts to improve stock screenings and analysis and that the performance of the Portfolio has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Small Company Portfolio

In evaluating the investment performance of ING VP Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (2) the Portfolio is ranked in its Morningstar category in the first (highest) quintile for the most recent calendar quarter, year-to-date and one-year periods, in the fourth quintile for the three-year period and in the fifth (lowest) quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2005 the Sub-Adviser changed the portfolio manager of the Portfolio and that the performance of the Portfolio has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Small Company Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Value Opportunity Portfolio

In evaluating the investment performance of ING VP Value Opportunity Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-, three- and five-year periods; (2) the Portfolio underperformed its benchmark for all periods presented except it outperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in its Morningstar category in the first (highest) quintile for the most recent calendar quarter, in the third quintile for the year-to-date period, in the fourth quintile for the one-year period, and in the fifth (lowest) quintile for the three- and five-year periods. The Board also noted that, in an effort to address concerns regarding the Portfolio’s performance, in October 2004 the Adviser and Sub-Adviser recommended changes to certain of the investment strategies used in managing the Portfolio to allow for greater flexibility and in April 2005 the Sub-Adviser replaced the portfolio manager of the Portfolio and that performance of the Portfolio has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING VP Value Opportunity Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Intermediate Bond Portfolio

In evaluating the investment performance of ING VP Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark for all periods presented, except it underperformed for the ten-year period; and (3) the Portfolio is ranked in its Morningstar category in the first (highest) quintile for the most recent calendar quarter, year-to-date, one- and five-year periods and in the second quintile for three- and ten-year periods. The Board concluded that the investment performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Money Market Portfolio

In evaluating the investment performance of ING VP Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the first (highest) quintile for all periods presented. The Board concluded that the investment performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Global Science and Technology Portfolio

In evaluating the investment performance of ING VP Global Science and Technology Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-year and five-year periods, but underperformed for the three-year period; (2) the Portfolio outperformed its benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-, three- and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first (highest) quintile for the most recent calendar quarter and year-to-date periods, in the second quintile for the one- and five-year periods and the fifth quintile for the three-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in February 2004 the Adviser retained BlackRock Advisors, Inc. to replace the previous Sub-Adviser and, in connection with this change, modified the Portfolio’s investment strategy to permit exposure to science and technology companies on a global basis. The Board noted that the Portfolio’s performance has improved since changing the Portfolio’s Sub-Adviser and concluded that additional time is needed to evaluate the effectiveness of the change.

In assessing the reasonableness of the management fee and expense ratio for ING VP Global Science and Technology Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the portfolios in its Selected Peer Group.

ING VP International Equity Portfolio

In evaluating the investment performance of ING VP International Equity Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented except it underperformed for the five-year period; (2) the Portfolio outperformed its benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter, in the second quintile for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

year-to-date and one-year periods, in the third quintile for the three-year period and in the fifth (lowest) quintile for the five-year period. The Board further noted that, to address concerns regarding the Fund’s performance, the Sub-Adviser has taken corrective actions, including the use of a new quantitative ranking model to measure the relative attractiveness of stocks within their economic sectors, and that performance has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP International Equity Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPPIS	(1205-022406)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $27,259 for year ended December 31, 2005 and $27,337 for year ended December 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,900 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,405 in the year ended December 31, 2005 and $10,014 in the year ended December 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 13, 2005

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January  1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    2006

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $281,044 for year ended December 31, 2005 and $437,344 for year ended December 31, 2004.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Intermediate Bond Portfolio

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2006

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